As filed with the U.S. Securities and Exchange Commission on March 28, 2008

                                                               File No. 811-7436

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     (X)

         Amendment No. 37

                        THE DFA INVESTMENT TRUST COMPANY
               (Exact Name of Registrant as Specified in Charter)

                    1299 Ocean Avenue, Santa Monica, CA 90401
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 395-8005
              (Registrant's Telephone Number, Including Area Code)

         Catherine L. Newell, 1299 Ocean Avenue, Santa Monica, CA 90401
               (Name and Address of Agent for Service of Process)

                                 _______________

                     Please Send Copy of Communications to:

                              Mark A. Sheehan, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                        Philadelphia, Pennsylvania 19103

                        THE DFA INVESTMENT TRUST COMPANY
                          The U.S. Large Company Series
                     The Enhanced U.S. Large Company Series
                         The U.S. Large Cap Value Series
                  The Tax-Managed U.S. Marketwide Value Series
                       The Tax-Managed U.S. Equity Series
                         The U.S. Small Cap Value Series
                            The U.S. Small Cap Series
                            The U.S. Micro Cap Series
                       The DFA International Value Series
                        The Japanese Small Company Series
                      The Asia Pacific Small Company Series
                     The United Kingdom Small Company Series
                      The Continental Small Company Series
                        The Canadian Small Company Series
                             The Global Value Series
                         The Global Large Company Series
                         The Global Small Company Series
                           The Emerging Markets Series
                      The Emerging Markets Small Cap Series
                      The DFA One-Year Fixed Income Series
                   The DFA Two-Year Global Fixed Income Series

                                 March 28, 2008

FORM N-1A, Part A:

Responses to Items 1 through 3 have been omitted  pursuant to paragraph  2(b) of
Instruction B of the General Instructions to Form N-1A.

Item 4. Investment Objectives,  Principal Investment  Strategies,  Related Risks
and Disclosure of Portfolio Holdings.

4(a) and (b) Investment Objectives and Implementation of Investment  Objectives.
The DFA Investment Trust Company (the "Trust") issues twenty-one series that are listed above,  each of which  operates as a diversified  investment  company and represents  a separate  class  ("Series")  of the Trust's  shares of  beneficial interest.  Dimensional  Fund  Advisors LP (formerly,  Dimensional  Fund Advisors
Inc.) (the "Advisor") serves as investment advisor to each of the Series, except
The Global Value Series,  The Global Large  Company  Series and The Global Small
Company  Series  (collectively  the  "Global  Series").  The  Advisor  serves as administrator of the Global Series.

The investment  objectives,  policies and investment  limitations of each Series are set forth  below.  The  investment  objective of a Series may not be changed without the affirmative vote of a majority of the outstanding  voting securities of that  Series.  The Trust sells its shares to  institutional  investors  only.
Shares of each Series may be issued for cash and/or securities in which a Series is  authorized  to  invest.  In  addition,  when  acquiring  securities  from an institutional  investor in consideration of the issuance of its shares, a Series may accept  securities from the transferor that it would not otherwise  purchase pursuant to its investment  policies,  as described  below. Any such acquisition would be very small in  relation to the then total  current  value of the assets acquired by a Series in any such transaction.

The U.S. Large Company Series

The U.S. Large Company Series seeks, as its investment objective, to approximate the total  investment  return  of the  Standard  & Poor's  500  Composite  Stock
Index(R)(the  "S&P  500(R)Index").  The Series  intends to  purchase  all of the stocks that comprise the S&P 500(R) Index in  approximately  the  proportions as they are represented in the S&P 500(R)Index. The S&P 500(R)Index is comprised of a broad and diverse group of stocks.  Generally,  these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately
70% of the total market  capitalization of all publicly traded U.S. stocks.  For this Series,  the Advisor considers the stocks that comprise the S&P 500(R)Index to be those of large companies.  Under normal market conditions, at least 95% of the  Series'  assets  will be  invested  in the  stocks  that  comprise  the S&P
500(R)Index. As a non-fundamental policy, under normal circumstances, the Series will  invest  at  least  80% of its net  assets  in  securities  of  large  U.S.
companies.  If the Series changes this investment policy, the Series will notify shareholders at least 60 days before the change, and will change the name of the
Series.

The U.S. Large Company Series may lend securities to qualified brokers, dealers, banks and other  financial  institutions  for the purpose of earning  additional income.  The Series  also may use  derivatives,  such as futures  contracts  and options on futures contracts, to gain market exposure on uninvested cash pending investment  in  securities  or to  maintain  liquidity  to pay  redemptions.  In addition,  the Series may enter into  futures  contracts  and options on futures contracts for U.S.  equity market  securities and indices.  In addition to money market  instruments  and other  short-term  investments,  The U.S. Large Company
Series may invest in affiliated and unaffiliated unregistered money market funds to manage the Series' cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Ordinarily, portfolio securities will not be sold except to reflect additions or deletions  of the stocks that  comprise  the S&P 500(R)  Index,  including  as a result of mergers,  reorganizations and similar  transactions and, to the extent necessary,  to provide cash to pay redemptions of the Series' shares.  Given the impact  on  prices  of  securities  affected  by the  reconstitution  of the S&P
500(R)Index around the time of a reconstitution date, the Series may purchase or sell securities that may be impacted by the  reconstitution  before or after the reconstitution date of the S&P 500(R)Index.  For information concerning Standard
& Poor's  Ratings  Group, a Division of The  McGraw-Hill  Companies  ("S&P") and
disclaimers  of S&P  with  respect  to the  Series,  see  "STANDARD  &  POOR'S -
INFORMATION AND DISCLAIMERS," below.

The Enhanced U.S. Large Company Series

The Enhanced U.S. Large Company Series seeks,  as its investment  objective,  to achieve a total  return that  exceeds the total  return  performance  of the S&P
500(R)Index.  The Series may purchase all of the stocks  represented  in the S&P
500(R)Index,  options on stock indices,  stock index  futures,  options on stock index futures,  swap agreements on stock indices and, to the extent  permissible pursuant to the Investment  Company Act of 1940, shares of investment  companies that invest in stock indices.  The Series  generally  invests in S&P 500(R)Index futures contracts and fixed income contracts. The Series may, from time to time, also invest in options on stock indices,  stock index futures,  options on stock index futures and swap  agreements  based on indices other than, but similar to, the  S&P  500(R)Index  (such  instruments,  whether  or not  based  on  the  S&P
500(R)Index,  hereinafter collectively referred to as "Index Derivatives").  The
S&P 500(R)Index is comprised of a broad and diverse group of stocks.  Generally, these are the U.S.  stocks with the  largest  market  capitalizations  and, as a group, they represent  approximately  70% of the total market  capitalization of all publicly traded U.S. stocks.  The Advisor considers the stocks that comprise the S&P 500(R)Index to be those of large companies. As a non-fundamental policy, under  normal  circumstances,  the  Series  will  invest at least 80% of its net assets in short term fixed  income  obligations  that are  overlaid  by futures, swaps and other  derivatives of the S&P  500(R)Index  to create  exposure to the performance  of large U.S.  companies.  Alternatively,  the Series may invest at least 80% of its net assets directly in securities of large U.S.  companies.  If the Series changes this investment policy,  the Series will notify  shareholders at least 60 days before the change, and will change the name of the Series.

The Series may  invest  all of its  assets in Index  Derivatives  (see Item 4(c)
"Risks").  Assets of The Enhanced U.S.  Large Company Series not invested in S&P
500(R)Index  or Index  Derivatives  may be invested in  short-term  fixed income obligations  including:  U.S.  government  obligations,  U.S.  government agency obligations,  corporate debt obligations,  bank  obligations,  commercial paper, repurchase agreements, foreign government and agency obligations,  supranational organization  obligations,  foreign issuer obligations,  Eurodollar obligations, and to the extent  permitted by the  Investment  Company Act of 1940,  shares of affiliated  and  unaffiliated  registered  and  unregistered  money market funds
(collectively,  "Fixed Income  Investments").  (For a description of these fixed income investments and credit quality requirements,  see "INVESTMENT  OBJECTIVES
AND POLICIES - FIXED INCOME  SERIES--Description  of Investments.") In addition,
The Enhanced U.S. Large Company Series may also invest in Exchange  Traded Funds
("ETFs") and similarly  structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining  liquidity.  Investments in the securities of other investment companies, including ETFs and money market funds, will involve duplication of certain fees and expenses.

The percentage of assets of the Series that will be invested in S&P  500(R)Index stocks,  Index  Derivatives  and Fixed Income  Investments may vary from time to time,  within the discretion of the Advisor and according to restraints  imposed by the  Investment  Company Act of 1940.  The Series will  maintain a segregated
account   consisting   of  liquid   assets  (or,  as  permitted  by   applicable
interpretations by the Securities and Exchange  Commission  ("SEC"),  enter into offsetting  positions) to cover its open positions in Index Derivatives to avoid leveraging by the Series.

The Series will enter into  positions  in futures and options on futures only to the extent such positions are  permissible  with respect to applicable  rules of the Commodity Futures Trading Commission  without  registering the Series or the
Trust as a commodity pool operator.  In addition,  the Series may not be able to utilize  Index  Derivatives  to the extent  otherwise  permissible  or desirable because of constraints  imposed by the Internal Revenue Code of 1986, as amended
(the  "Code")  or by  unanticipated  illiquidity  in the  marketplace  for  such instruments.  For more  information  about  Index  Derivatives,  see  Item  4(c)
"Risks."

It is the  position  of the SEC  that  over-the-counter  options  are  illiquid.
Accordingly,  the  Series  will  invest  in  such  options  only  to the  extent consistent with its 15% limit on investment in illiquid securities.

STANDARD & POOR'S - INFORMATION AND DISCLAIMERS

Neither The U.S. Large Company Series nor The Enhanced U.S. Large Company Series
(together, the "Large Company Series") are sponsored, endorsed, sold or promoted by S&P.  S&P makes no  representation  or warranty,  express or implied,  to the owners of the Large  Company  Series or any member of the public  regarding  the advisability of investing in securities generally or in the Large Company Series particularly or the ability of the S&P 500(R)Index to track general stock market performance.  S&P's  only  relationship  to  the  Large  Company  Series  is the licensing  of  certain  trademarks  and  trade  names  of S&P  and  of  the  S&P
500(R)Index  which is determined,  composed and calculated by S&P without regard to the Large  Company  Series.  S&P has no  obligation  to take the needs of the
Large  Company  Series  or  their  respective   owners  into   consideration  in
determining,   composing  or  calculating  the  S&P  500(R)Index.   S&P  is  not
responsible for and has not participated in the  determination of the prices and amount of the Large  Company  Series or in the issuance or sale of shares of the
Large Company Series or in the  determination  or calculation of the equation by which the Large Company  Series shares are to be converted into cash. S&P has no obligation  or liability in  connection  with the  administration,  marketing or trading of the Large Company Series.

S&P  DOES  NOT  GUARANTEE  THE  ACCURACY  AND/OR  THE  COMPLETENESS  OF THE  S&P
500(R)INDEX  OR ANY DATA INCLUDED  THEREIN,  AND S&P SHALL HAVE NO LIABILITY FOR
ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY,  EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE,  OWNERS OF THE PRODUCT, OR
ANY  OTHER  PERSON  OR ENTITY  FROM THE USE OF THE S&P  500(R)INDEX  OR ANY DATA
INCLUDED  THEREIN.  S&P MAKES NO  EXPRESS OR IMPLIED  WARRANTIES  AND  EXPRESSLY
DISCLAIMS ALL WARRANTIES OF  MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE WITH RESPECT TO THE S&P 500(R)INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT
LIMITING ANY OF THE FOREGOING,  IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY
SPECIAL, PUNITIVE,  INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS),
EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT OBJECTIVES AND POLICIES - U.S. VALUE SERIES AND U.S. EQUITY SERIES

U.S. VALUE SERIES

The  investment  objective  of The U.S.  Large Cap Value  Series (the "Large Cap
Value Series"),  The Tax-Managed U.S.  Marketwide Value Series (the "Tax-Managed
Value  Series"),  and The U.S.  Small Cap Value  Series  (the  "Small  Cap Value
Series") (collectively, the "U.S. Value Series") is to achieve long-term capital appreciation. Ordinarily, each U.S. Value Series generally will purchase a broad and diverse group of readily marketable common stocks of U.S. companies that the
Advisor  determines to be value stocks at the time of purchase.  Securities  are considered  value stocks  primarily  because a company's shares have a high book value in relation to their market value (a "book-to-market ratio"). In assessing value, the Advisor may consider additional  factors,  such as price to cash flow or price to earnings ratios, as well as economic  conditions and developments in the issuer's  industry.  The criteria the Advisor uses for  assessing  value are subject to change from time to time.

The Large Cap Value Series  generally will purchase a broad and diverse group of the common stocks of large cap companies traded on a principal U.S.  exchange or the  over-the-counter  market that the Advisor determines to be value stocks. As of the date of this registration statement, for the purposes of this Series, the
Advisor   considers   large  cap   companies  to  be   companies   whose  market
capitalizations are generally in the highest 90% of total market  capitalization or companies  whose market  capitalizations  are larger than the 1000th  largest
U.S. company,  whichever results in the higher market  capitalization break. For purposes of this registration statement,  "total market capitalization" is based on the market  capitalization of U.S. operating companies listed on the New York
Stock Exchange  ("NYSE"),  American Stock Exchange ("Amex") or the Nasdaq Global
Market(R)("Nasdaq").   Under  the  Advisor's  market  capitalization  guidelines
described above, as of December 31, 2007, the market  capitalization  of a large cap company was defined by the 90% market capitalization  guideline to be $2,464 million or above. This dollar amount will change due to market conditions.  As a non-fundamental  policy, under normal circumstances,  the Large Cap Value Series will  invest at least  80% of its net  assets  in  securities  of large cap U.S.
companies.  If the Series changes this investment policy, the Series will notify shareholders at least 60 days before the change, and will change the name of the
Series.

The Tax-Managed  Value Series  generally will purchase a broad and diverse group of the common stocks of companies traded on a principal U.S.  exchange or on the over-the-counter  market that the Advisor  determines to be value stocks.  As of the date of this registration  statement,  the Advisor considers for purchase by the Series securities of companies whose market  capitalizations  generally fall within the range of total market  capitalization.  As a non-fundamental  policy, under  normal  circumstances,  the  Series  will  invest at least 80% of its net assets in securities of U.S.  companies.  If the Series changes this policy, the
Series will  notify  shareholders  at least 60 days before the change,  and will change the name of the Series.

The Small Cap Value Series  generally will purchase a broad and diverse group of the common stocks of small cap companies traded on a principal U.S.  exchange or the  over-the-counter  market that the Advisor determines to be value stocks. As of the date of this registration statement, for the purposes of this Series, the
Advisor   considers   small  cap   companies  to  be   companies   whose  market
capitalizations  are generally in the lowest 10% of total market  capitalization or whose  market  capitalizations  are  smaller  than the  1000th  largest  U.S.
company,  whichever results in the higher market capitalization break. Under the
Advisor's market  capitalization  guidelines described above, as of December 31,
2007,  the market  capitalization  of a small cap company was defined by the 10%
market  capitalization  guideline  to be $2,464  million or below.  This  dollar amount will change due to market conditions. When implementing its strategy, the
Small Cap Value  Series  will,  as of the date of this  registration  statement, generally  purchase  securities of companies  that are in the lowest 8% of total market  capitalization but also may purchase  securities of companies above this range  that are  considered  small  cap  companies  under the  Advisor's  market
capitalization   guidelines.   As  a   non-fundamental   policy,   under  normal
circumstances, the Small Cap Value Series will invest at least 80% of its assets in small cap U.S.  companies.  If the Series changes this investment policy, the
Series will  notify  shareholders  at least 60 days before the change,  and will change the name of the Series.

On at least a  semi-annual  basis,  the Advisor will prepare  lists of companies whose stock is eligible for investment by a U.S. Value Series.  The total market capitalization  ranges,  and the value criteria used by the Advisor for the U.S.
Value Series, as described above, generally apply at the time of purchase by the
Series.  Each U.S.  Value Series is not required to dispose of a security if the security's issuer is no longer within the total market  capitalization  range or does not meet current value criteria.  Similarly, the Advisor is not required to sell a security  even if the  decline in the  market  capitalization  reflects a serious  financial  difficulty or potential or actual insolvency of the company.
Securities  that  do  meet  the  market  capitalization  and/or  value  criteria nevertheless  may  be  sold  at  any  time  when,  in  the  Advisor's  judgment, circumstances warrant their sale. See "INVESTMENT OBJECTIVES AND POLICIES - U.S.
VALUE  SERIES  AND  U.S.   EQUITY   SERIES--Portfolio   Transactions"   in  this
registration statement.

Each U.S.  Value  Series  may use  derivatives,  such as futures  contracts  and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.  Each U.S.
Value  Series  also may enter  into  futures  contracts  and  options on futures contracts for U.S. equity  securities and indices.  The Tax-Managed Value Series also may invest in ETFs and  similarly  structured  pooled  investments  for the purpose  of  gaining  exposure  to the U.S.  equity  markets  while  maintaining liquidity.

In addition to money market  instruments and other short-term  investments,  the
Large  Cap Value  Series  and the Small  Cap  Value  Series  each may  invest in affiliated and unaffiliated  unregistered money market funds and the Tax-Managed
Value  Series  may  invest  in  affiliated  and   unaffiliated   registered  and
unregistered  money  market  funds to manage cash  pending  investment  in other securities  or to maintain  liquidity  for the payment of  redemptions  or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

U.S. EQUITY SERIES

The investment objective of The Tax-Managed U.S. Equity Series (the "Tax-Managed
Equity Series") is to achieve  long-term capital  appreciation.  The Tax-Managed
Equity  Series  generally  will purchase a broad and diverse group of the common
stocks  of   companies   traded  on  a  principal   U.S.   exchange  or  on  the
over-the-counter  market.  As of the date of this  registration  statement,  the
Advisor  considers for purchase by the Series  securities of all companies whose
market  capitalizations   generally  fall  within  the  range  of  total  market
capitalization.  As a non-fundamental  policy, under normal  circumstances,  the
Tax-Managed  Equity  Series will invest at least 80% of its net assets in equity securities of U.S. companies. If the Series changes this policy, the Series will notify shareholders at least 60 days before the change, and will change the name of the Series.

On at least a  semi-annual  basis,  the Advisor will prepare  lists of companies whose stock is eligible for investment by the  Tax-Managed  Equity  Series.  The total market capitalization range used by the Advisor for the Tax-Managed Equity
Series,  as described  above,  generally  applies at the time of purchase by the
Series.  The Tax-Managed  Equity Series is not required to dispose of a security if the  security's  issuer is no longer  within the total market  capitalization range.  Similarly,  the Advisor is not  required to sell a security  even if the decline in the market capitalization  reflects a serious financial difficulty or potential  or actual  insolvency  of the  company.  Securities  that do meet the market capitalization criteria nevertheless may be sold at any time when, in the
Advisor's judgment, circumstances warrant their sale. See "INVESTMENT OBJECTIVES
AND POLICIES - U.S. VALUE SERIES AND U.S. EQUITY SERIES--Portfolio Transactions"
in this registration statement. The Tax-Managed Equity Series may invest in ETFs and similarly  structured pooled investments for the purpose of gaining exposure to the U.S. equity markets while maintaining liquidity.  The Series also may use derivatives, such as futures contracts and options on futures contracts, to gain market  exposure on  uninvested  cash pending  investment  in  securities  or to maintain  liquidity  to pay  redemptions.  The  Series  may enter  into  futures contracts  and  options on futures  contracts  for U.S.  equity  securities  and indices.

The Tax-Managed  Series.  Except as described under  "Portfolio  Structure," the
Tax-Managed  Value  Series and  Tax-Managed  Equity  Series  (collectively,  the
"Tax-Managed  Series")  intend to invest in a large  portion of the  universe of companies whose shares are eligible for investment.  The investment portfolio of
each   Tax-Managed   Series   generally  will  be  structured   using  a  market
capitalization  weighted  approach.  Ordinarily,  the amount of each security is purchased based on the issuer's  relative market  capitalization.  However,  the
Tax-Managed Series should not be expected to adhere to the market capitalization weighted approach to the same extent as non-tax-managed Series.

Each  Tax-Managed  Series seeks to maximize the after-tax value of shareholders'
investment  in the Series by managing its  portfolio in a manner that will defer the  realization  of net capital gains where  possible and may attempt to reduce dividend income.

When selling securities,  a Tax-Managed Series typically will select the highest cost shares of the  specific  security in order to minimize the  realization  of capital  gains.  In  certain  cases,  the  highest  cost  shares  may  produce a short-term  capital gain. Since short-term  capital gains generally are taxed at higher tax rates than long-term  capital  gains,  the highest cost shares with a long-term holding period may be disposed of instead. A Tax-Managed  Series, when possible,  will refrain from disposing of a security until the long-term holding period for capital gains for tax purposes has been  satisfied.  Additionally,  a
Tax-Managed Series, when consistent with all other tax management policies,  may sell securities in order to realize capital losses.  Realized capital losses can
be  used  to  offset  realized  capital  gains,   thus  reducing  capital  gains
distributions.

The Advisor may attempt to time the  purchases and sales of securities to reduce the receipt of dividends  when  possible.  With  respect to  dividends  that are received, a Tax-Managed Series may not be eligible to pass through the dividends received  deduction  attributable  to  holdings  in U.S.  equity  securities  to corporate  shareholders if, because of certain timing rules, hedging activities, or debt financing  activities at the level of the Series,  a feeder portfolio of the Series, or the corporate shareholder of the feeder portfolio,  the requisite holding period of the dividend-paying stock is not met.

Each  Tax-Managed  Series is expected to deviate from its market  capitalization weighted  approach to a greater  extent  than the  non-tax-managed  Series.  For example,  the  Advisor may delay  buying or exclude the stock of a company  that meets  applicable  market  capitalization  criteria  in order to avoid  dividend income,  and may sell the  stock  of a  company  that  meets  applicable  market capitalization  criteria in order to realize a capital loss.  Also,  while other
Series are managed with the expectation  that securities  generally will be held for  longer  than one year,  a  Tax-Managed  Series may  dispose  of  securities whenever the Advisor  determines  that  disposition  is consistent  with its tax management  strategies or is otherwise in the best  interest of the  Tax-Managed
Series.

Although the Advisor intends to manage each Tax-Managed  Series in a manner that considers the effects of the  realization of capital gains and taxable  dividend income each year, each  Tax-Managed  Series may nonetheless  distribute  taxable gains  and  dividends  to  shareholders.  Realization  of  capital  gains is not entirely  within the Advisor's  control.  Capital gains  distributions  may vary considerably from year to year; there will be no capital gains  distributions in years when a  Tax-Managed  Series  realizes  a net  capital  loss.  Furthermore, redeeming  shareholders will be required to pay taxes on their capital gains, if any, on a redemption of the Series' shares,  whether paid in cash or in-kind, if
the  amount   received  on   redemption  is  greater  than  the  amount  of  the
shareholder's tax basis in the shares redeemed.

Portfolio Structure. The U.S. Value Series may invest a portion of their assets, ordinarily  not more than 20%,  in high  quality,  highly  liquid  fixed  income
securities,   such  as  money  market  instruments  and  short-term   repurchase
agreements.  The  Tax-Managed  Equity  Series  also may  invest a portion of its assets,  ordinarily  not more than 20%, in a wide  variety of cash  investments, such as money market  instruments.  In addition,  the Large Cap Value Series and
Small Cap Value  Series are  permitted  to purchases  shares of  affiliated  and unaffiliated  unregistered  money market funds and both  Tax-Managed  Series are permitted to purchase  shares of  affiliated  and  unaffiliated  registered  and unregistered money market funds.

The U.S. Value Series and the Tax-Managed Equity Series will purchase securities that are listed on the principal U.S. national securities exchanges or traded on the  over-the-counter  market. Each of the U.S. Value Series and the Tax-Managed
Equity  Series  will  be  structured  using  a  market  capitalization  weighted approach.  Market  capitalization  weighting  means each  security is  generally purchased  based on the  issuer's  relative  market  capitalization  (except  as described above in "The Tax-Managed Series").  Market  capitalization  weighting will be  adjusted  by the  Advisor  for a variety of  factors.  The  Advisor may consider such factors as momentum, trading strategies,  liquidity management and other  factors  determined  to  be  appropriate  by  the  Advisor  given  market conditions.  The Advisor may deviate  from market  capitalization  weighting  to limit or fix the  exposure  of a Series  to a  particular  issuer  to a  maximum proportion  of the assets of the Series.  The Advisor may exclude the stock of a company that meets  applicable  market  capitalization  criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other  conditions.  These  adjustments  will result in a deviation from traditional market capitalization weighting.

Deviation from market capitalization weighting also will occur in the U.S. Value
Series and the Tax-Managed  Equity Series because the Advisor  generally intends to purchase round lots.  Furthermore,  in order to retain sufficient  liquidity, the relative  amount of any security held by a Series may be reduced,  from time to time. A portion,  but generally not in excess of 20% of a Series' assets, may be invested in interest-bearing obligations, as described above, thereby causing further  deviation  from market  capitalization  weighting.  The Series may make block  purchases of eligible  securities  at  opportune  prices even though such purchases  exceed the number of shares that, at the time of purchase,  adherence to a  market  capitalization  weighted  approach  would  otherwise  require.  In addition,  the Series may acquire securities  eligible for purchase or otherwise represented in their  portfolios at the time of the exchange in exchange for the issuance of their  shares.  (See  "In-kind  Purchases" in Item 6(b).) While such purchases  and  acquisitions  might  cause a  temporary  deviation  from  market capitalization  weighting,  they would  ordinarily  be made in  anticipation  of further growth of the assets of a Series. On not less than a semi-annual  basis, for each U.S. Value Series, the Advisor will calculate the book-to-market  ratio necessary  to  determine  those  companies  whose  stocks  may be  eligible  for investment.

Portfolio Transactions.  The U.S. Value Series and the Tax-Managed Equity Series
do not intend to  purchase or sell  securities  based on the  prospects  for the economy,  the  securities  markets or the  individual  issuers  whose shares are
eligible  for  purchase.   As  described  above  under  "Portfolio   Structure,"
investments  generally will be made in most of the eligible  securities  using a market capitalization weighted approach.

Generally,  securities will be purchased with the expectation  that they will be held for longer than one year.  The Large Cap Value  Series and the  Tax-Managed
Series may sell portfolio  securities  when the issuer's  market  capitalization falls below that of the issuer with the minimum  market  capitalization  that is then  eligible for  purchase by the Series.  The Small Cap Value Series each may sell portfolio securities when the issuer's market capitalization increases to a level that  substantially  exceeds  that of the issuer with the  largest  market capitalization  that is then  eligible for  investment  by the Series.  However, securities,  including securities that are eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

In  addition,  the Large Cap Value Series and the  Tax-Managed  Value Series may
sell portfolio  securities when their  book-to-market  ratios fall below that of the  security  with the lowest such ratio that is then  eligible for purchase by the Series. The Small Cap Value Series may also sell portfolio securities in the
same  circumstances;   however,  this  Series  generally  anticipates  retaining
securities of issuers with relatively smaller market  capitalizations for longer periods, despite any decrease in the issuers' book-to-market ratios.

INVESTMENT OBJECTIVES AND POLICIES - SMALL COMPANY SERIES

Each of The U.S. Small Cap Series, The U.S. Micro Cap Series, The Japanese Small
Company Series,  The Asia Pacific Small Company Series, The United Kingdom Small
Company  Series,  The  Continental  Small Company  Series and The Canadian Small
Company Series of the Trust  (collectively,  the "Small Company  Series") has an investment  objective  to  achieve  long-term  capital  appreciation.  The Small
Company  Series  provides   investors  with  access  to  securities   portfolios
consisting of small U.S., Japanese,  United Kingdom,  European, Asia Pacific and
Canadian companies. Company size will be determined for purposes of these Series on the basis of a company's market capitalization.  "Market capitalization" will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock.

The U.S. Small Cap Series

The U.S. Small Cap Series (the "U.S. Small Cap Series")  generally will purchase a broad and diverse group of the common stocks of small cap companies  traded on a principal U.S. exchange or the over-the-counter market. As of the date of this registration  statement,  for the purposes of this Series, the Advisor considers small cap companies to be companies whose market  capitalizations  are generally in the lowest 10% of total  market  capitalization  or  companies  whose  market capitalizations  are smaller  than the 1000th  largest U.S.  company,  whichever results  in the  higher  market  capitalization  break.  For  purposes  of  this registration  statement,  "total market  capitalization"  is based on the market capitalization of U.S.  operating  companies listed on the NYSE, Amex or Nasdaq.
Under the Advisor's  market  capitalization  guidelines  described  above, as of
December 31, 2007, the market  capitalization of a small cap company was defined by the 10% market  capitalization  guideline to be $2,464 million or below. This dollar  amount  will  change due to market  conditions.  When  implementing  its strategy,  the U.S.  Small Cap Series will, as of the date of this  registration statement,  generally purchase securities of companies that are in the lowest 8%
of total market  capitalization  but also may purchase  securities  of companies above this range that are  considered  small cap  companies  under the Advisor's market capitalization  guidelines.  On at least a semi-annual basis, the Advisor will review  total market  capitalization  to prepare  lists of companies  whose
stock  is  eligible  for  investment  by  the  U.S.  Small  Cap  Series.   As  a
non-fundamental  policy, under normal  circumstances,  the U.S. Small Cap Series will invest at least 80% of its net assets in small cap U.S.  companies.  If the
U.S. Small Cap Series  changes this  investment  policy,  the Series will notify shareholders at least 60 days before the change, and will change the name of the
Series.  The U.S.  Small Cap Series may purchase  securities of foreign  issuers that are traded in the U.S.  securities  markets,  but such  investments may not exceed 5% of the gross assets of the Series.  Generally,  it is the intention of the U.S.  Small Cap Series to purchase  the common  stock of eligible  companies using a market  capitalization  weighted  approach.  In addition,  the Series is authorized to invest in private placements of  interest-bearing  debentures that are convertible into common stock. Such investments are considered illiquid, and the value thereof,  together with the value of all other  illiquid  investments, may not  exceed  15% of the  value  of the  Series'  net  assets  at the time of
purchase.   In  addition  to  money  market  instruments  and  other  short-term investments, the U.S. Small Cap Series may invest in affiliated and unaffiliated unregistered money market funds to manage the Series' cash pending investment in other  securities  or to maintain  liquidity for the payment of  redemptions  or other  purposes.  Investments in money market funds may involve a duplication of certain fees and expenses.

The U.S. Micro Cap Series

The U.S. Micro Cap Series (the "U.S. Micro Cap Series")  generally will purchase a broad and diverse group of the common stocks of micro cap companies  traded on a principal U.S. exchange or the over-the-counter market. As of the date of this registration  statement,  for the purposes of this Series, the Advisor considers micro cap companies to be companies whose market  capitalizations  are generally in the  lowest 5% of total  market  capitalization  or  companies  whose  market capitalizations  are smaller  than the 1500th  largest U.S.  company,  whichever results in the higher market  capitalization  break.  Under the Advisor's market capitalization  guidelines  described above, as of December 31, 2007, the market
capitalization   of  a  micro  cap   company   was  defined  by  the  5%  market
capitalization  guideline to be $1,123 million or below. This dollar amount will change due to market conditions.  When implementing its strategy, the U.S. Micro
Cap  Series  will,  as of the  date of this  registration  statement,  generally purchase  securities  of  companies  that are in the  lowest 4% of total  market capitalization  but  also may  purchase  companies  above  this  range  that are considered  micro  cap  companies  under  the  Advisor's  market  capitalization guidelines.  As a non-fundamental  policy, under normal circumstances,  the U.S.
Micro Cap Series  will  invest at least 80% of its net assets in  securities  of
U.S. micro cap companies.  If the U.S. Micro Cap Series changes this  investment policy, the Series will notify  shareholders at least 60 days before the change, and will change the name of the Series.  The U.S.  Micro Cap Series may purchase securities of foreign  issuers that are traded in the U.S.  securities  markets, but such investments may not exceed 5% of the gross assets of the Series.  There is some  overlap in the  companies  in which the U.S.  Micro Cap Series and U.S.
Small Cap Series  invest.  Generally,  it is the intention of the U.S. Micro Cap
Series to purchase the stock of eligible companies using a market capitalization weighted  approach.  (See  "INVESTMENT  OBJECTIVES  AND POLICIES - SMALL COMPANY
SERIES--Portfolio Structure.") The U.S. Micro Cap Series is authorized to invest in privately placed convertible debentures and the value thereof,  together with the value of all other illiquid investments,  may not exceed 10% of the value of the Series' net assets at the time of purchase.  The U.S.  Micro Cap Series also may invest in ETFs and similarly  structured pooled  investments for the purpose of gaining exposure to the U.S. equity markets while maintaining  liquidity.  In addition to money market instruments and other short-term investments,  the U.S.
Micro Cap  Series may  invest in  affiliated  and  unaffiliated  registered  and unregistered money market funds to manage the Series' cash pending investment in other  securities  or to maintain  liquidity for the payment of  redemptions  or other  purposes.  Investments in money market funds may involve a duplication of certain fees and expenses.

The Japanese Small Company Series

The  Japanese  Small  Company  Series (the  "Japanese  Series")  generally  will purchase a broad and  diverse  group of readily  marketable  stocks of  Japanese small companies.  The Japanese Series also may invest in securities of companies associated with Japan,  which is the Series'  Approved Market (For a description
of  the  securities   approved  for  investment,   see   "International   Equity
Series-Approved  Markets"). The Advisor measures company size based primarily on market  capitalization.  The Advisor  first ranks  eligible  companies by market capitalization.  The Advisor then  determines the universe of eligible stocks by defining the maximum market  capitalization  of a small company in Japan.  As of
December 31, 2007, the Advisor  considered  Japanese small companies to be those companies with a market  capitalization below $1,527 million. This dollar amount will change due to market conditions.  As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets in securities of Japanese  small  companies.  If the Japanese  Series  changes this investment policy,  the Series will notify  shareholders at least 60 days before the change, and will change the name of the Series.

The Advisor will also establish a minimum market  capitalization  that a company must meet in order to be considered for purchase,  which minimum will change due to market  conditions.  The  Japanese  Series  intends to purchase  the stock of eligible companies using a market capitalization weighted approach. The Japanese
Series also may invest up to 5% of its assets in convertible  debentures  issued by Japanese small companies.  (See  "INVESTMENT  OBJECTIVES AND POLICIES - SMALL
COMPANY  SERIES--Portfolio  Structure.")  The Japanese Series may invest in ETFs and  similarly  structured  pooled  investments  that  provide  exposure  to the
Japanese equity market or other equity markets, including the United States, for the  purpose  of  gaining  exposure  to the  equity  markets  while  maintaining liquidity.  The  Japanese  Series  also  may use  derivatives,  such as  futures contracts  and  options  on  futures  contracts,  to  gain  market  exposure  on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Japanese Series may enter into futures contracts and options on futures  contracts for Japanese  equity  securities  and indices or other equity market securities and indices, including those of the United States. In addition to money  market  instruments  and other  short-term  investments,  the Japanese
Series may invest in affiliated and  unaffiliated  registered  and  unregistered money  market  funds to manage the  Series'  cash  pending  investment  in other securities  or to maintain  liquidity  for the payment of  redemptions  or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The United Kingdom Small Company Series

The United Kingdom Small Company Series (the "United Kingdom Series")  generally will purchase a broad and diverse group of readily  marketable  stocks of United
Kingdom small companies. The United Kingdom Series also may invest in securities of companies  associated with the United Kingdom,  which is the Series' Approved
Market  (For a  description  of the  securities  approved  for  investment,  see
"International Equity  Series-Approved  Markets").  The Advisor measures company size based  primarily  on the market  capitalization  of companies in the United
Kingdom.  The Advisor first ranks eligible  companies by market  capitalization.
The Advisor  then  determines  the  universe of eligible  stocks by defining the maximum market  capitalization  of a small company in the United Kingdom.  As of
December 31, 2007, the Advisor  considered  United Kingdom small companies to be those companies with a market  capitalization below $3,563 million.  This dollar amount will change due to market conditions. The United Kingdom Series will not, however,  purchase shares of any investment trust or of any company whose market capitalization  is less than $5  million.  As a  non-fundamental  policy,  under normal circumstances,  the United Kingdom Series will invest at least 80% of its net  assets in  securities  of United  Kingdom  small  companies.  If the United
Kingdom  Series  changes  this  investment   policy,   the  Series  will  notify
shareholders at least 60 days before the change, and will change the name of the
Series.

The Advisor will also establish a minimum market  capitalization  that a company must meet in order to be considered for purchase,  which minimum will change due to market conditions.  The United Kingdom Series also may invest up to 5% of its assets in convertible debentures issued by United Kingdom small companies.  (See
"INVESTMENT   OBJECTIVES   AND  POLICIES  -  SMALL   COMPANY   SERIES--Portfolio
Structure.")  The  United  Kingdom  Series  may  invest  in ETFs  and  similarly structured pooled investments that provide exposure to the United Kingdom equity market or other equity markets,  including the United States, for the purpose of gaining exposure to the equity markets while maintaining  liquidity.  The United
Kingdom Series also may use derivatives,  such as futures  contracts and options on futures  contracts,  to gain  market  exposure  on  uninvested  cash  pending investment in securities or to maintain liquidity to pay redemptions. The United
Kingdom Series may enter into futures contracts and options on futures contracts for  United  Kingdom  equity  securities  and  indices  or other  equity  market securities and indices,  including  those of the United  States.  In addition to money market  instruments and other short-term  investments,  the United Kingdom
Series may invest in affiliated and  unaffiliated  registered  and  unregistered money  market  funds to manage the  Series'  cash  pending  investment  in other securities  or to maintain  liquidity  for the payment of  redemptions  or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The Continental Small Company Series

The Continental Small Company Series (the "Continental  Series")  generally will purchase  readily  marketable  stocks  of a broad  and  diverse  group  of small companies associated with certain European countries designated by the Advisor's
Investment  Committee as Approved  Markets.  As of the date of this registration statement,  the Continental Series may invest in small companies associated with the following Approved Markets:  Austria,  Belgium,  Denmark,  Finland,  France,
Germany,  Greece,  Ireland,  Italy, the Netherlands,  Norway,  Portugal,  Spain,
Sweden,  and  Switzerland  (For a  description  of the  securities  approved for investment,  see "International Equity Series-Approved Markets"). The Investment
Committee also may designate other countries as Approved  Markets for investment in the future in addition to the countries  listed above.  Also,  the Series may continue to hold  investments in countries that are not currently  designated as
Approved  Markets,  but had been  authorized for investment in the past, and may reinvest  distributions received in connection with such existing investments in such  previously  Approved  Markets.  The Advisor  determines  company size on a country or region specific basis and based  primarily on market  capitalization.
In the countries or regions  authorized for investment,  the Advisor first ranks eligible  companies listed on selected  exchanges based on the companies' market capitalization.  The Advisor then  determines the universe of eligible stocks by defining  the  maximum  market  capitalization  of a small  company  that may be purchased by the Continental  Series with respect to each country or region.  As of December 31, 2007,  on an aggregate  basis for the  Continental  Series,  the
Advisor  considered  small  companies  to  be  those  companies  with  a  market capitalization  below $4,115  million.  This  threshold  will vary by country or region.  For example,  as of December 31, 2007,  the Advisor  considered a small company in the European  Monetary Union ("EMU") to have a market  capitalization below $4,115 million, a small company in Denmark to have a market capitalization below  $1,212  million,  and  a  small  company  in  Sweden  to  have  a  market capitalization  below $2,011  million.  These dollar  amounts will change due to market conditions. As a non-fundamental policy, under normal circumstances,  the
Continental  Series will invest at least 80% of its net assets in  securities of small companies located in continental Europe. If the Continental Series changes this  investment  policy,  the Series will notify  shareholders at least 60 days before the change, and will change the name of the Series.

The Advisor will also establish a minimum market  capitalization  that a company must meet in order to be considered for purchase,  which minimum will change due to market  conditions.  The Continental  Series intends to purchase the stock of eligible companies using a market  capitalization  weighted approach within each country.  The  Continental  Series  also may  invest  up to 5% of its  assets in convertible  debentures  issued by European small  companies.  In addition,  the
Advisor may, in its discretion, either limit further investments in a particular country or divest the  Continental  Series of holdings in a particular  country.
(See  "INVESTMENT  OBJECTIVES  AND  POLICIES - SMALL  COMPANY  SERIES--Portfolio
Structure.") The Continental Series may invest in ETFs and similarly  structured pooled  investments  that provide  exposure to the  continental  European equity markets or other equity markets, including the United States, for the purpose of gaining  exposure  to  the  equity  markets  while  maintaining  liquidity.  The
Continental  Series  also may use  derivatives,  such as futures  contracts  and options on futures contracts, to gain market exposure on uninvested cash pending investment  in  securities  or to maintain  liquidity  to pay  redemptions.  The
Continental  Series  may enter into  futures  contracts  and  options on futures contracts for continental European equity securities and indices or other equity market securities and indices, including those of the United States. In addition to money market  instruments and other short-term  investments,  the Continental
Series may invest in affiliated and  unaffiliated  registered  and  unregistered money  market  funds to manage the  Series'  cash  pending  investment  in other securities  or to maintain  liquidity  for the payment of  redemptions  or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series (the "Asia Pacific Series") generally will purchase stocks of a broad and diverse group of small companies  associated with
Australia, New Zealand and Pacific Rim Asian countries that have been designated as Approved  Markets by the Advisor's  Investment  Committee.  As of the date of this  registration  statement,  the Asia  Pacific  Series  may  invest  in small companies associated with the following Approved Markets:  Australia, Hong Kong,
New Zealand and Singapore  (For a  description  of the  securities  approved for investment,  see "International Equity Series-Approved  Markets").  In addition, the Advisor  may, in its  discretion,  either  limit  further  investments  in a particular country or divest the Asia Pacific Series of holdings in a particular country. Also, the Series may continue to hold investments in countries that are not  currently  designated  as Approved  Markets,  but had been  authorized  for investment in the past,  and may reinvest  distributions  received in connection with such existing investments in such previously Approved Markets.

The  Advisor  measures  company  size on a  country  specific  basis  and  based primarily on market capitalization.  In the countries authorized for investment, the Advisor first ranks eligible companies listed based on the companies' market capitalization.  The Advisor then  determines the universe of eligible stocks by defining  the  maximum  market  capitalization  of a small  company  that may be purchased by the Asia Pacific Series with respect to each country authorized for investment.  As of December 31, 2007, on an aggregate basis for the Asia Pacific
Series,  the  Advisor  considered  small  companies  to be  those  with a market capitalization below $2,121 million.  This threshold will vary by country. As of
December  31, 2007,  the Advisor  considered  Pacific Rim small  companies to be those companies with a market  capitalization below $2,121 million in Australia,
$1,633 million in Hong Kong, $1,691 million in New Zealand and $2,024 million in
Singapore.  These  dollar  amounts  will change due to market  conditions.  As a non-fundamental policy, under normal circumstances, the Asia Pacific Series will invest at least 80% of its net assets in securities of small  companies  located in Australia,  New Zealand and Pacific Rim Asian countries.  If the Asia Pacific
Series changes this investment  policy,  the Series will notify  shareholders at least 60 days before the change, and will change the name of the Series.

The Advisor will also establish a minimum market  capitalization  that a company must meet in order to be considered for purchase,  which minimum will change due to market  conditions.  The Asia Pacific  Series intends to acquire a portion of the stock of eligible companies using a market capitalization  weighted approach within each  country.  The Asia  Pacific  Series also may invest up to 5% of its assets in convertible  debentures  issued by small companies located in the Asia
Pacific.   (See   "INVESTMENT   OBJECTIVES   AND   POLICIES   -  SMALL   COMPANY
SERIES--Portfolio  Structure.")  The Asia Pacific  Series may invest in ETFs and similarly  structured  pooled  investments that provide exposure to Asia Pacific equity markets or other equity  markets,  including the United  States,  for the purpose of gaining exposure to the equity markets while  maintaining  liquidity.
The Asia Pacific Series also may use derivatives,  such as futures contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain  liquidity to pay redemptions.  The Asia
Pacific Series may enter into futures contracts and options on futures contracts for Asia Pacific equity securities and indices or other equity market securities and indices,  including those of the United States.  In addition to money market instruments and other short-term investments, the Asia Pacific Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Series' cash pending  investment  in other  securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The Canadian Small Company Series

The  Canadian  Small  Company  Series (the  "Canadian  Series")  generally  will purchase a broad and  diverse  group of readily  marketable  stocks of  Canadian small  companies.  The  Canadian  Series  invests  in  securities  of  companies associated with Canada,  which is the Series' Approved Market (For a description
of  the  securities   approved  for  investment,   see   "International   Equity
Series-Approved  Markets"). The Advisor measures company size based primarily on the market  capitalization  of  companies.  The  Advisor  first  ranks  eligible companies by market capitalization.  The Advisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in Canada.  As of December  31,  2007,  the Advisor  considered  Canadian  small companies to be those companies with a market  capitalization  of $2,737 million or below. This dollar amount will change due to market  conditions.  The Advisor will also establish a minimum market  capitalization that a company must meet in order to be  considered  for  purchase,  which minimum will change due to market conditions.  As  a  non-fundamental  policy,  under  normal  circumstances,  the
Canadian  Series  will  invest at least 80% of its net assets in  securities  of
Canadian small companies. If the Canadian Series changes this investment policy, the Series will notify shareholders at least 60 days before the change, and will change the name of the Series.

The Canadian Series intends to purchase the stock of eligible  companies using a market capitalization  weighted approach. The Canadian Series also may invest up to 5%  of  its  assets  in  convertible  debentures  issued  by  Canadian  small
companies.   (See   "INVESTMENT   OBJECTIVES   AND  POLICIES  -  SMALL   COMPANY
SERIES--Portfolio  Structure.")  The  Canadian  Series  may  invest  in ETFs and similarly  structured  pooled  investments that provide exposure to the Canadian equity  market or other equity  markets,  including the United  States,  for the purpose of gaining exposure to the equity markets while  maintaining  liquidity.
The Canadian  Series also may use  derivatives,  such as futures  contracts  and options on futures contracts, to gain market exposure on uninvested cash pending investment  in  securities  or to maintain  liquidity  to pay  redemptions.  The
Canadian  Series  may enter  into  futures  contracts  and  options  on  futures contracts  for Canadian  equity  securities  and indices or other equity  market securities and indices,  including  those of the United  States.  In addition to money market instruments and other short-term  investments,  the Canadian Series may invest in affiliated  and  unaffiliated  registered and  unregistered  money market funds to manage the Series' cash pending  investment in other  securities or to maintain  liquidity  for the  payment of  redemptions  or other  purposes.
Investments  in money market funds may involve a duplication of certain fees and expenses.

Portfolio Structure

Each Small  Company  Series uses a market  capitalization  weighted  approach as described below. The following  discussion applies to the investment policies of the Small Company Series.

The  decision  to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country or region.  Company size is measured in terms of local  currencies  in order to eliminate the effect of variations in currency  exchange rates.  Even though a company's stock may meet the applicable market  capitalization  criterion,  it  may  not  be  purchased  if:  (i) in the
Advisor's  judgment,  the issuer is in extreme  financial  difficulty;  (ii) the issuer  is  involved  in a  merger  or  consolidation  or is the  subject  of an acquisition;  (iii) a significant portion of the issuer's securities are closely held;  or (iv) the Advisor  determines in its judgment that the purchase of such stock is  inappropriate  given other  conditions.  Further,  securities  of real estate  investment  trusts will not be  acquired  (except as a part of a merger, consolidation or acquisition of assets).

The  portfolio   structures  of  the  Small  Company   Series   involve   market
capitalization  weighting in determining  individual security weights and, where applicable,  country or region weights.  Market  capitalization  weighting means each  security is  generally  purchased  based on the issuer's  relative  market capitalization.  Market capitalization weighting will be adjusted by the Advisor for a variety of factors.  The Advisor may consider  such factors as free float, momentum, trading strategies,  liquidity management and other factors determined to be  appropriate  by the  Advisor  given  market  conditions.  The Advisor may deviate from market  capitalization  weighting to limit or fix the exposure of a
Series  to a  particular  issuer to a maximum  proportion  of the  assets of the
Series.  The Advisor may  exclude the stock of a company  that meets  applicable market capitalization criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions.  These adjustments  will result in a deviation from traditional  market  capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share  capital of a company  that is not  freely  available  for  trading in the public equity markets by  international  investors.  For example,  the following types of shares may be excluded:  (i) those held by strategic investors (such as governments,  controlling shareholders and management); (ii) treasury shares; or
(iii) shares subject to foreign ownership restrictions.

Deviation  from  market  capitalization  weighting  also will occur  because the
Advisor  generally intends to purchase in round lots.  Furthermore,  in order to retain  sufficient  liquidity,  the relative  amount of any security held may be reduced from time to time.  A portion,  but  generally  not in excess of 20%, of assets may be invested in  interest-bearing  obligations,  such as  money-market instruments,  for this purpose,  thereby causing  further  deviation from market capitalization weighting.

Block  purchases of eligible  securities may be made at opportune  prices,  even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization  weighted approach would otherwise require.
In  addition,  each Small  Company  Series may, in exchange  for the issuance of shares,  acquire  securities  eligible for purchase or otherwise  represented in their portfolios at the time of the exchange.  (See "In-kind  Purchases" in Item
6(b).) While such purchases and acquisitions  might cause a temporary  deviation
from  market  capitalization   weighting,  they  would  ordinarily  be  made  in
anticipation of further growth of assets.

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased as additional cash becomes available. In most instances,  however,  management  would anticipate  selling  securities that had appreciated sufficiently to be eligible for sale and, therefore,  would not need to repurchase such securities.  (See "INVESTMENT OBJECTIVES AND POLICIES - SMALL
COMPANY SERIES--Portfolio Transactions.")

Changes  in  the   composition   and  relative   ranking  (in  terms  of  market
capitalization)  of the stocks that are eligible  for  purchase  take place with every trade when the securities markets are open for trading due, primarily,  to
price   fluctuations   of  such   securities.   Common   stocks   whose   market
capitalizations are not greater than such company will be purchased.  Additional investments  generally will not be made in securities  that have  appreciated in value  sufficiently  to be  excluded  from the  Advisor's  then  current  market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization  weighting and such deviation could
be  substantial  if  a  significant   amount  of  holdings   increase  in  value
sufficiently to be excluded from the requirement  for eligible  securities,  but not by a sufficient  amount to warrant their sale. (See  "INVESTMENT  OBJECTIVES
AND POLICIES - SMALL  COMPANY  PORTFOLIOS--Portfolio  Transactions.")  A further deviation from market  capitalization  weighting may occur if a Series invests a portion of its assets in convertible debentures.

Country  weights may be based on the total  market  capitalization  of companies within each country.  The calculation of country market  capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of  diversification,  the Investment  Committee may limit or fix the  exposure  to a  particular  country or region to a maximum proportion  of the assets of the Series.  Country  weights may also deviate from target weights due to general  day-to-day  trading patterns and price movements.
As a result, the weighting of certain countries may vary from their weighting in published international indices.

Generally,  current  income  is  not  sought  as an  investment  objective,  and investments  will not be based  upon an  issuer's  dividend  payment  policy  or record.  However,  many of the companies  whose  securities will be selected for investment do pay dividends. It is anticipated,  therefore, that dividend income will be  received.  Also,  each  Small  Company  Series may lend  securities  to qualified  brokers,  dealers,  banks and other  financial  institutions  for the purpose of realizing additional income. (See "Securities Loans" below.)

Portfolio Transactions

On a periodic basis,  the Advisor will review the holdings of each Small Company
Series and determine which, at the time of such review, are no longer considered small  U.S.,  Japanese,  United  Kingdom,  European,  Asia  Pacific or  Canadian
companies.

Securities that have  depreciated in value since their  acquisition  will not be sold solely because prospects for the issuer are not considered  attractive,  or due to an expected or realized general decline in securities prices.  Securities may be  disposed  of,  however,  at any time when,  in the  Advisor's  judgment, circumstances,  such as (but not limited to) tender offers,  mergers and similar transactions,  or bids made for block  purchases  at opportune  prices,  warrant their  sale.  Generally,  securities  will  not be  sold to  realize  short-term profits, but when circumstances  warrant, they may be sold without regard to the
length  of  time  held.  Generally,   securities  will  be  purchased  with  the
expectation  that  they will be held for  longer  than one year and will be held until such time as they are no longer considered an appropriate holding in light of  the  policy  of  maintaining  portfolios  of  companies  with  small  market capitalizations.

The DFA International Value Series

The   investment   objective  of  The  DFA   International   Value  Series  (the
"International Value Series") is to achieve long-term capital appreciation.  The
Series  operates as a  diversified  investment  company and seeks to achieve its objective by purchasing the stocks of large non-U.S.  companies that the Advisor believes to be value stocks at the time of purchase.  Securities  are considered value  stocks  primarily  because a  company's  shares have a high book value in relation to their market value (a "book-to-market  ratio").  In assessing value, the Advisor may consider additional factors, such as price to cash flow or price to earnings  ratios,  as well as economic  conditions  and  developments  in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time.  The Series intends to purchase the stocks of large companies  associated  with  countries  with  developed  markets  designated  as
Approved Markets by the Advisor's Investment  Committee.  As of the date of this registration  statement,  the Series may purchase the stocks of large  companies associated with the following  Approved Markets:  Australia,  Austria,  Belgium,
Canada, Denmark,  Finland,  France, Germany,  Greece, Hong Kong, Ireland, Italy,
Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland and the United Kingdom (For a description of the securities approved for investment, see "International Equity Series-Approved Markets"). The Advisor
will  determine in its  discretion  when and whether to invest in countries that have been authorized,  depending on a number of factors, such as asset growth in the Series and  characteristics  of each country's  markets.  In addition to the countries listed above, the Series may continue to hold investments in countries that are not currently  authorized for  investment,  but had been authorized for investment in the past,  and may reinvest  distributions  received in connection with  such  existing  investments  in  such  previously  Approved  Markets.  The
Investment  Committee of the Advisor may authorize other  developed  markets for investment in the future, in addition to the countries identified above.

Under  normal  market  conditions,  the  Series  intends to invest its assets in companies  organized  or having a  majority  of their  assets in or  deriving  a majority of their operating  income in at least three non-U.S.  countries and no more than 40% of the Series'  assets will be invested in such  companies  in any one country.

The International Value Series intends to purchase the stocks of large companies in countries with developed  markets.  The Advisor  determines company size on a country or region specific basis and based  primarily on market  capitalization.
In the countries or regions  authorized for investment,  the Advisor first ranks eligible  companies listed on selected  exchanges based on the companies' market capitalization.  The Advisor then  determines the universe of eligible stocks by defining  the  minimum  market  capitalization  of a large  company  that may be purchased  by the  International  Value  Series with  respect to each country or region.  As of December 31, 2007,  on an aggregate  basis for the  International
Value Series,  the Advisor considered large companies to be those companies with a market  capitalization of at least $1,212 million. This threshold will vary by country or region. For example,  as of December 31, 2007, the Advisor considered a large  company in the EMU to have a market  capitalization  of at least $4,115 million,  a large  company in  Australia to have a market  capitalization  of at least  $2,121  million  and a  large  company  in Hong  Kong  to  have a  market capitalization of at least $1,633 million.  These dollar amounts will change due to market conditions.

The  International  Value  Series  intends to  purchase  securities  within each applicable country using a market capitalization weighted approach. The Advisor, using this  approach and its  judgment,  will set country  weights  based on the relative market capitalizations of eligible large companies within each country.
As a result,  the  weightings  of certain  countries in the Series may vary from their  weightings  in  international  indices,  such as those  published by FTSE
International, Morgan Stanley Capital International or Citigroup.

The  International  Value  Series  also  may use  derivatives,  such as  futures contracts  and  options  on  futures  contracts,  to  gain  market  exposure  on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The International Value Series may enter into futures contracts and options on futures  contracts for foreign or U.S. equity securities and indices.
In addition to money market  instruments and other short-term  investments,  the
International   Value  Series  may  invest  in   affiliated   and   unaffiliated
unregistered money market funds to manage the Series' cash pending investment in other  securities  or to maintain  liquidity for the payment of  redemptions  or other  purposes.  Investments in money market funds may involve a duplication of certain fees and expenses.

The  portfolio  structure  of the  International  Value Series  involves  market capitalization  weighting in determining individual security weights and country or region  weights.  Market  capitalization  weighting  means each  security  is generally purchased based on the issuer's relative market capitalization. Market capitalization  weighting  will be  adjusted  by the  Advisor  for a variety  of factors. The Advisor may consider such factors as free float, momentum,  trading strategies,  liquidity management and other factors determined to be appropriate by the Advisor  given  market  conditions.  The Advisor may deviate  from market capitalization  weighting  to  limit  or  fix  the  exposure  of a  Series  to a particular  issuer to a maximum  proportion  of the  assets of the  Series.  The
Advisor  may  exclude  the  stock of a  company  that  meets  applicable  market capitalization  criterion if the Advisor determines,  in its judgment,  that the purchase  of such stock is  inappropriate  in light of other  conditions.  These adjustments  will result in a deviation from traditional  market  capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share  capital of a company  that is not  freely  available  for  trading in the public equity markets by  international  investors.  For example,  the following types of shares may be excluded:  (i) those held by strategic investors (such as governments,  controlling shareholders and management); (ii) treasury shares; or
(iii) shares subject to foreign ownership restrictions.

Deviation  from  market  capitalization  weighting  also will occur  because the
Series  generally  intends to purchase in round lots.  Furthermore,  in order to retain  sufficient  liquidity,  the relative  amount of any security held by the
Series may be reduced, from time to time. A portion, but generally not in excess of 20%, of the Series' assets may be invested in  interest-bearing  obligations, such as money-market instruments,  thereby causing further deviation from market capitalization  weighting.  Such investments  would be made on a temporary basis pending  investment  in equity  securities  pursuant to the  Series'  investment objective.

The Series may make block purchases of eligible  securities at opportune  prices even  though such  purchases  exceed the number of shares  that,  at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. In addition, the Series may acquire securities eligible for purchase or otherwise  represented  in its portfolio at the time of the exchange in exchange for the issuance of its shares.  (See  "In-kind  Purchases" in Item 6(b).) While such transactions might cause a temporary  deviation from market  capitalization weighting,  they would  ordinarily be made in  anticipation of further growth of the assets of the Series.

Changes  in  the   composition   and  relative   ranking  (in  terms  of  market
capitalization  and  book-to-market  ratio) of the stocks that are  eligible for purchase by the Series take place with every trade when the  securities  markets are open for trading, due primarily to price fluctuations of such securities. On not less than a semi-annual  basis,  the Advisor will prepare a list of eligible large  companies  with high  book-to-market  ratios whose stock are eligible for investment.  Additional  investments  will not be made in  securities  that have depreciated in value to such an extent that they are not then  considered by the
Advisor to be large companies.  This may result in further deviation from market
capitalization   weighting  and  such  deviation   could  be  substantial  if  a
significant amount of the Series' holdings decreases in value sufficiently to be excluded from the then current market  capitalization  requirement  for eligible securities, but not by a sufficient amount to warrant sale of the holdings.

Country  weights may be based on the total  market  capitalization  of companies within each country.  The calculation of country market  capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of  diversification,  the Investment  Committee may limit or fix the  exposure  to a  particular  country or region to a maximum proportion of the assets of that vehicle.  Country weights may also deviate from target weights due to general  day-to-day  trading patterns and price movements.
As a result, the weighting of certain countries may vary from their weighting in published international indices.

The  Series  does  not seek  current  income  as an  investment  objective,  and investments  will not be based  upon an  issuer's  dividend  payment  policy  or record.  However,  many of the companies  whose  securities will be owned by the
Series do pay  dividends.  It is  anticipated,  therefore,  that the Series will receive  dividend income.  The Series may lend securities to qualified  brokers, dealers,  banks and other  financial  institutions  for the purpose of realizing additional income. (See "Securities Loans" below.)

Securities which have  depreciated in value since their  acquisition will not be sold by the Series solely  because  prospects for the issuer are not  considered attractive,  or due to an  expected or realized  general  decline in  securities prices.  Securities  may be  disposed  of,  however,  at any time  when,  in the
Advisor's  judgment,  circumstances  warrant their sale,  such as tender offers, mergers and similar transactions,  or bids made for block purchases at opportune prices.  Generally,  securities will not be sold to realize short-term  profits, but when circumstances warrant, they may be sold without regard to the length of time held.  Generally,  securities will be purchased with the  expectation  that they will be held for longer than one year, and will be held until such times as they are no longer  considered an appropriate  holding in light of the policy of maintaining a portfolio of companies with large market  capitalizations and high book-to-market ratios.

In  addition to the  policies  discussed  in  response to this Item,  investment limitations  have been adopted by each Series and are noted in response to Items
11(b) and (c) of Part B.

International Equity Series - Approved Markets

The Japanese Series,  United Kingdom Series,  Continental  Series,  Asia Pacific
Series,  Canadian  Series and  International  Value  Series (the  "International
Equity  Series")  invest in  countries  designated  as Approved  Markets for the
Series by the Advisor's  Investment  Committee.  The International Equity Series
invest in securities of Approved Markets (as identified in investment objectives and policies sections above) listed on bona fide securities  exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either  within or outside the issuer's  domicile  country.  For example,  the securities may be listed or traded in the form of European Depository  Receipts,
Global Depository  Receipts,  American  Depository  Receipts,  or other types of depository receipts (including  non-voting depositary receipts) or may be listed on bona fide  securities  exchanges in more than one country.  An  International
Equity Series will consider for purchase  securities that are associated with an
Approved Market, and include, among others: (a) securities of companies that are organized  under the laws of, or maintain their  principal place of business in, an Approved Market;  (b) securities for which the principal trading market is in an Approved Market;  (c) securities issued or guaranteed by the government of an
Approved Market, its agencies or instrumentalities,  or the central bank of such country or territory;  (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies  that  derive at least 50% of their  revenues  or  profits  from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets;  (f) equity securities of companies in Approved Markets in the form of depositary  shares;  (g) securities of pooled  investment  vehicles that invest  primarily in securities of Approved
Markets or  derivative  instruments  that derive their value from  securities of
Approved  Markets;  or (h) securities  included in the Series'  benchmark index.
Securities of Approved  Markets may include  securities  of companies  that have
characteristics  and  business   relationships  common  to  companies  in  other
countries or regions. As a result, the value of the securities of such companies may reflect  economic  and market  forces in such other  countries or regions as well as in the Approved Markets.  The Advisor,  however,  will select only those companies that, in its view, have  sufficiently  strong exposure to economic and market  forces in  Approved  Markets.  For  example,  the  Advisor may invest in companies  organized  and  located in the United  States or other  countries  or regions outside of Approved  Markets,  including  companies  having their entire production  facilities outside of Approved Markets, when such companies meet the criteria discussed above to be considered associated with Approved Markets.

INVESTMENT OBJECTIVES AND POLICIES - GLOBAL SERIES

The investment  objective of each Global Series is to achieve  long-term capital appreciation.  The  Global  Value  Series  provides  investors  with  access  to securities portfolios consisting of stocks of large U.S. and non-U.S.  companies that have high  book-to-market  ratios. The Global Large Company Series provides investors  with  access to  securities  portfolios  consisting  of  stocks  that comprise the S&P 500(R)Index  and stocks of large non-U.S.  companies in Europe,
Australia and the Far East. The Global Small Company Series  provides  investors with access to securities  portfolios  consisting  of stocks of small  Japanese,
United Kingdom, European, Asia Pacific, Canadian and U.S. companies.

Each  Global  Series  seeks to achieve its  investment  objective  by  investing virtually  all of its assets in other Series of the Trust,  or in  portfolios of other registered investment companies that are managed by the Advisor, including
DFA Investment  Dimensions Group Inc. ("DFAIDG").  (The Series of the Trust, the
portfolios of DFAIDG, and the series of any other registered  investment company that is advised by the Advisor in which the Global Series may invest,  from time to time, are referred to as the "Master Series.") As a  non-fundamental  policy, under normal  circumstances,  The Global Large  Company  Series will  indirectly invest at least 80% of its net assets in the  securities  of large  companies by purchasing  shares  of Master  Series  that  purchase  the  securities  of large companies.  Similarly,  as a non-fundamental policy, under normal circumstances,
The Global Small Company Series will  indirectly  invest at least 80% of its net assets  in shares  of  Master  Series  that  purchase  the  securities  of small companies. If either The Global Large Company Series or The Global Small Company
Series  changes its  respective  investment  policy,  the Series will notify its shareholders  at least 60 days before the change and change its name. The Global
Series sell their shares to institutional investors located in the United States
and  abroad.   These   institutional   investors  may  include   registered  and
unregistered investment companies. Investors that, for a variety of reasons, may choose not to make substantial, or any, direct investment in the companies whose securities will be held by the Master Series,  may participate in the investment performance of those companies through ownership of shares in one or more Global
Series.

Portfolio Structure.  The Global Series will invest in the Master Series in such relative  proportions as determined by the Trust's management from time to time.
As of the date of this  registration  statement,  each Global Series  intends to purchase the shares of the following Master Series:

          The Global Value Series
               Large Cap Value Series
               International Value Series

          The Global Large Company Series
               The U.S. Large Company Series
               Large Cap International Portfolio of DFAIDG

          The Global Small Company Series
               U.S. Small Cap Series
               Japanese Series
               Continental Series
               United Kingdom Series
               Asia Pacific Series
               Canadian Series

For a complete description of the investment objectives and policies,  portfolio construction and portfolio  transactions for each Master Series, see "Investment
Objectives,  Principal Investment Strategies, and Related Risks - The U.S. Large
Company  Series,"  "INVESTMENT  OBJECTIVES AND POLICIES - U.S. VALUE SERIES" and
"INVESTMENT OBJECTIVES AND POLICIES - SMALL COMPANY SERIES" in this registration statement.

The Global  Large  Company  Series  intends to purchase  shares of the Large Cap
International Portfolio of DFAIDG (the "Large Cap International Portfolio"). The
investment  objective  of the Large Cap  International  Portfolio  is to achieve long-term capital appreciation.  The Large Cap International  Portfolio seeks to achieve its  objective  by  purchasing  the stocks of non-U.S.  large  companies associated with Europe,  Australia and the Far East. The Large Cap International
Portfolio intends to purchase securities using a market capitalization  weighted approach within each applicable country. The Advisor,  using its judgment,  will seek to set country  weights  based on the relative  market  capitalizations  of eligible large  companies  within each country.  As a result,  the weightings of
certain   countries  in  the  Portfolio  may  vary  from  their   weightings  in
international  indices  such as those  published by FTSE  International,  Morgan
Stanley  Capital  International  or Citigroup.  Generally,  the companies  whose stocks will be selected by the Advisor for the Large Cap International Portfolio
will be in the largest 80% in terms of market  capitalization  for each country.
Under normal market conditions, the Large Cap International Portfolio intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority  of their  operating  income in at least  three  non-U.S.
countries.  Under normal  circumstances,  the Large Cap International  Portfolio will invest at least 80% of its net assets in  securities of large cap companies in the  particular  markets  in which the  Portfolio  invests.  If the Large Cap
International   Portfolio  changes  this  investment   policy,  it  will  notify
shareholders at least 60 days before the change, and will change the name of the
Portfolio. The Large Cap International Portfolio also may use derivatives,  such as futures contracts and options on futures  contracts,  to gain market exposure on the Master  Series'  uninvested  cash pending  investment in securities or to maintain liquidity to pay redemptions. The Large Cap International Portfolio may enter into futures  contracts  and options on futures  contracts  for foreign or
U.S. equity securities and indices.  In addition to money market instruments and other short-term  investments,  the Large Cap International Portfolio may invest in affiliated  and  unaffiliated  unregistered  money market funds to manage the
Portfolio's cash pending investment in other securities or to maintain liquidity for the payment of  redemptions or other  purposes.  Investments in money market funds may involve a  duplication  of certain  fees and  expenses.  The Large Cap
International  Portfolio does not seek current income as an investment objective and investments  will not be based upon an issuer's  dividend  payment policy or record.  However, many of the companies whose securities will be included in the
Large  Cap  International   Portfolio  do  pay  dividends.  It  is  anticipated,
therefore,  that the Large Cap  International  Portfolio  will receive  dividend income.

While each Global  Series  currently  intends to invest in the  specific  Master
Series  identified  above, each Global Series may invest in other Master Series, in  such  portions  as may be  determined  from  time  to  time  by the  Trust's management.  In  addition,  each  Global  Series may  invest in U.S.  government obligations, U.S. government agency obligations, bank obligations and commercial
paper.    (See   "INVESTMENT    OBJECTIVES   AND   POLICIES   -   FIXED   INCOME
SERIES--Description of Investments" in this registration statement.) Each Global
Series may invest in affiliated and  unaffiliated  registered  and  unregistered money  market  funds to manage the  Series'  cash  pending  investment  in other securities  or to maintain  liquidity  for the payment of  redemptions  or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Periodically, the Trust's management will determine the allocation of the assets by each Global Series in the corresponding  Master Series. In setting the target
allocations,   the   Trust's   management   will  first   consider   the  market
capitalizations  of all eligible  companies in each Master  Series.  The Trust's management will use the market capitalization  weighted approach for each Master
Series,  other than The U.S. Large Company  Series,  in the manner  described in this registration statement. The Trust's management may also consider such other factors  as  it  deems  appropriate  with  respect  to  determining  the  target allocations.  When the Trust's  management  determines  that market  forces have caused  fundamental  changes in the relative  values of  companies  owned by the
Master Series,  the Trust's  management intends to modify the target allocations of the Global Series. To maintain target weights during the period,  adjustments may be made by applying  future  purchases by the  respective  Global  Series in proportion necessary to rebalance the investment portfolio of the Global Series.

The Emerging Markets Series and The Emerging Markets Small Cap Series

The  investment  objective of both The Emerging  Markets Series and The Emerging
Markets  Small Cap Series is to achieve  long-term  capital  appreciation.  Each
Series  seeks to achieve its  investment  objective  by  investing  in companies associated with emerging markets  designated by the Investment  Committee of the
Advisor  ("Approved  Markets").  Each  Series  invests its assets  primarily  in
Approved Market equity  securities  listed on bona fide securities  exchanges or actively traded on over-the-counter markets. These exchanges or over-the-counter markets  may be either  within or outside the  issuer's  domicile  country.  For example,  the  securities  may be  listed  or  traded  in the  form of  European
Depositary Receipts, Global Depositary Receipts, American Depositary Receipts or
other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country.

Series'  Characteristics and Policies.  The Emerging Markets Series will seek to purchase a broad  market  coverage  of larger  companies  within  each  Approved
Market.  The Advisor's  definition of large varies across countries and is based primarily on market  capitalization.  In each country authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the  companies'  market  capitalizations.  The Advisor  then defines the minimum market  capitalization  for a large company in that country.  As of December 31,
2007, Brazil had the highest size threshold, $7,186 million, and the lowest size threshold, $434 million, was in Hungary. These dollar amounts will change due to market conditions. As a non-fundamental policy, under normal circumstances,  The
Emerging  Markets  Series will invest at least 80% of its net assets in emerging market  investments that are defined in this registration  statement as Approved
Market  securities.  If The Emerging  Markets  Series  changes  this  investment policy, the Series will notify  shareholders at least 60 days before the change, and will change the name of the Series.

The  Emerging  Markets  Small Cap Series  will seek to  purchase a broad  market coverage  of smaller  companies  within  each  Approved  Market.  The  Advisor's definition  of small varies across  countries  and is based  primarily on market capitalization.  In each country  authorized for  investment,  the Advisor first ranks eligible  companies  listed on selected  exchanges based on the companies'
market   capitalizations.   The  Advisor   then   defines  the  maximum   market
capitalization  for a small  company in that  country.  As of December 31, 2007,
Brazil had the  highest  size  threshold,  $7,186  million,  and the lowest size threshold  $434 million was in Hungary.  These dollar amounts will change due to market conditions. As a non-fundamental policy, under normal circumstances,  The
Emerging  Markets Small Cap Series will invest at least 80% of its net assets in emerging market  investments that are defined in this registration  statement as small company  Approved  Market  securities.  If The Emerging  Markets Small Cap
Series changes this investment  policy,  the Series will notify  shareholders at least 60 days before the change, and will change the name of the Series.

Each Series may not invest in all such companies or Approved  Markets  described
above  or  achieve  approximate  market  weights,   for  reasons  which  include
constraints imposed within Approved Markets (e.g.,  restrictions on purchases by foreigners),  and each Series'  policy not to invest more than 25% of its assets in any one industry.

Approved Market securities are defined as securities that are associated with an
Approved Market, and include, among others: (a) securities of companies that are organized  under the laws of, or maintain their  principal place of business in, an Approved Market;  (b) securities for which the principal trading market is in an Approved Market;  (c) securities issued or guaranteed by the government of an
Approved Market country, its agencies or instrumentalities,  or the central bank of such country;  (d)  securities  denominated  in an Approved  Market  currency issued by companies to finance operations in Approved Markets; (e) securities of companies  that  derive at least 50% of their  revenues  or  profits  from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their  assets in Approved  Markets;  (f)  Approved  Markets equity  securities in the form of depositary  shares;  (g)  securities of pooled investment  vehicles  that invest  primarily in Approved  Markets  securities or derivative instruments that derive their value from Approved Markets securities;
or (h)  securities  included  in the  Series'  benchmark  index.  Securities  of
Approved Markets may include  securities of companies that have  characteristics and business relationships common to companies in other countries.  As a result, the value of the  securities of such  companies may reflect  economic and market forces in such other countries as well as in the Approved Markets.  The Advisor, however,  will select only those companies that, in its view, have  sufficiently strong exposure to economic and market forces in Approved Markets.  For example, the Advisor may invest in companies  organized  and located in the United States or other countries outside of Approved Markets, including companies having their entire production  facilities  outside of Approved Markets,  when such companies meet the definition of Approved Markets securities.

In determining what countries are eligible markets for each Series,  the Advisor may consider various factors,  including without limitation, the data, analysis, and  classification of countries  published or disseminated by the International
Bank for  Reconstruction  (commonly known as the World Bank), the  International
Finance Corporation,  FTSE International,  Morgan Stanley Capital International,
Citigroup and the Heritage Foundation. Approved emerging markets may not include all such  emerging  markets.  In  determining  whether  to approve  markets  for investment,  the Advisor  will take into  account,  among other  things,  market liquidity,  investor information,  government  regulation,  including fiscal and foreign  exchange  repatriation  rules and the  availability  of other access to these markets by each of the Series.

As of the  date  of  this  registration  statement,  the  Series  invest  in the following  countries that are  designated as Approved  Markets:  Brazil,  Chile,
China,  Czech Republic (for The Emerging Markets Series only),  Hungary,  India,
Indonesia,  Israel,  Malaysia,  Mexico, the Philippines,  Poland,  South Africa,
South Korea,  Taiwan,  Thailand and Turkey.  In addition to the Approved Markets listed above,  the Series may continue to hold investments in countries that are not  currently  authorized  for  investment,  but that had been  authorized  for investment in the past,  and may reinvest  distributions  received in connection with such existing investments in such previously Approved Markets.

Pending  the  investment  of new capital in Approved  Markets  securities,  each
Series will typically invest in money market  instruments or other highly liquid debt  instruments,  including  those  denominated  in U.S.  dollars  (including, without limitation,  repurchase  agreements).  In addition, each Series may, for liquidity, or for temporary defensive purposes during periods in which market or
economic  or  political   conditions   warrant,   purchase  highly  liquid  debt
instruments  or hold freely  convertible  currencies,  although  neither  Series expects the  aggregate of all such amounts to exceed 10% of its net assets under normal  circumstances.  Each  Series  may  also  invest  in ETFs  and  similarly structured pooled investments that provide exposure to Approved Markets or other equity  markets,  including  the  United  States,  for the  purposes  of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term  investments,  each Series may invest in affiliated and unaffiliated  registered and  unregistered  money market funds to manage cash pending  investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in money market funds may involve a duplication of certain fees and expenses.

To the extent permitted by the Investment  Company Act of 1940, both Series also may purchase  shares of other  investment  companies  that invest in one or more
Approved  Markets,  although  they  intend to do so only  where  access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for a Series to establish a wholly-owned  subsidiary or a trust for the purpose of investing in the Approved Markets. Each Series also may invest up to 5% of its  assets in  convertible  debentures  issued by  companies organized in Approved Markets.

Both  Series may use  derivatives,  such as  futures  contracts  and  options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.  The Series may enter into futures  contracts and options on futures  contracts for Approved Market or other  equity  market  securities  and  indices,  including  those of the United
States.

Portfolio Structure. Each Series' policy of seeking broad market diversification means  that the  Advisor  will not  utilize  "fundamental"  securities  research techniques  in  identifying  securities  selections.  The decision to include or exclude  the  shares of an issuer  will be made  primarily  on the basis of such issuer's  relative  market  capitalization  determined  by  reference  to  other companies  located in the same  country.  Company  size is  measured in terms of reference to other  companies  located in the same country and in terms of local currencies in order to eliminate  the effect of variations in currency  exchange
rates.   Even  though  a  company's   stock  may  meet  the  applicable   market
capitalization  criterion, it may not be included in a Series for one or more of a number of reasons.  For example, in the Advisor's judgment,  the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign  investment  company" (as defined in the Code).
The  Advisor  will also  exercise  discretion  in  purchasing  securities  in an
Approved Market and in determining the allocation of investments  among Approved
Markets.

Neither Series seeks current income as an investment objective,  and investments will not be based upon an issuer's  dividend payment policy or record.  However, many of the  companies  whose  securities  will be  included  in a Series do pay dividends. It is anticipated,  therefore, that both Series will receive dividend income.

Generally,  securities will be purchased with the expectation  that they will be held for longer  than one year.  However,  securities  may be disposed of at any time  when,  in  the  Advisor's  judgment,  circumstances  warrant  their  sale.
Generally,  securities will not be sold to realize short-term profits,  but when circumstances  warrant,  they may be sold  without  regard to the length of time held.

For the purpose of converting U.S. dollars to another  currency,  or vice versa, or converting one foreign currency to another foreign currency,  each Series may enter into forward foreign  exchange  contracts.  In addition,  to hedge against changes in the relative values of foreign  currencies,  each Series may purchase foreign currency futures contracts.  However,  the Series generally do not hedge foreign  currency risk. A Series will only enter into such futures  contracts if it is expected that the Series will be able readily to close out such contracts.
There can, however,  be no assurance that it will be able in any particular case to do so, in which case the Series may suffer a loss.

INVESTMENT OBJECTIVES AND POLICIES - FIXED INCOME SERIES

The DFA One-Year Fixed Income Series

The  investment  objective of The DFA One-Year  Fixed Income  Series  ("One-Year
Fixed Income  Series") is to achieve a return in excess of the rate of inflation with a minimum of risk.  The Series will pursue its  objective by investing  its assets in U.S.  government  obligations,  U.S.  government  agency  obligations, dollar-denominated  obligations of foreign  issuers issued in the U.S.,  foreign government and agency obligations, bank obligations, including U.S. subsidiaries
and  branches  of  foreign  banks,  corporate  obligations,   commercial  paper,
repurchase agreements and obligations of supranational organizations. Generally, the Series will acquire obligations that mature within one year from the date of settlement,  but  substantial  investments  may be made in obligations  maturing within two years from the date of settlement when greater returns are available.
As a non-fundamental policy, under normal circumstances,  the Series will invest at least  80% of its net  assets  in fixed  income  securities  and  maintain  a weighted average portfolio maturity that will not exceed one year. If the Series changes this investment policy, the Series will notify  shareholders at least 60 days  before the  change,  and will  change the name of the  Series.  The Series principally  invests in  certificates  of deposit,  commercial  paper,  bankers'
acceptances,  notes and bonds. The Series will invest more than 25% of its total assets in  obligations of U.S.  and/or foreign banks and bank holding  companies
(`banking industry securities") when the yield to maturity on eligible portfolio investments  in banking  industry  securities as a group  generally  exceeds the yield  to  maturity  on all  other  eligible  portfolio  investments  as a group generally  for a  period  of five  consecutive  days  when  the NYSE is open for trading. (See "Investments in the Banking Industry" in this Item 4 below.)

The DFA Two-Year Global Fixed Income Series

The  investment  objective  of The  DFA  Two-Year  Global  Fixed  Income  Series
("Two-Year Global Fixed Income Series") is to maximize total returns  consistent with  preservation of capital.  The Series will invest in obligations  issued or
guaranteed   by  the  U.S.   and  foreign   governments,   their   agencies  and
instrumentalities,  corporate debt  obligations,  bank  obligations,  commercial paper, repurchase agreements,  obligations of other domestic and foreign issuers having quality ratings meeting the minimum  standards  described in "Description of Investments,"  securities of domestic or foreign issuers  denominated in U.S.
dollars but not trading in the United States,  and obligations of  supranational organizations,  such as the World Bank, the European  Investment Bank,  European
Economic Community and European Coal and Steel Community. As of the date of this registration  statement,  the Advisor expects that most investments will be made in the  obligations  of issuers that are in developed  countries,  such as those countries  that are  members of the  Organization  of Economic  Cooperation  and
Development.  However,  in the future,  the  Advisor  anticipates  investing  in issuers located in other countries as well. Under normal market conditions,  the
Series  intends to invest in  issuers  organized  or having a majority  of their assets in, or deriving a majority of their  operating  income in, at least three different countries, one of which may be the United States.

As a non-fundamental policy, under normal circumstances,  the Series will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement. If the Series changes this investment policy, the Series will notify shareholders at least 60 days before the change, and will change the name of the Series.  It is the policy of the Series that the weighted average  length of maturity of investments  will not exceed two years.  However, investments  may be made in obligations  maturing in a shorter time period (from overnight,  to up to less than two years from the date of  settlement).  Because many of the Series' investments will be denominated in foreign  currencies,  the
Series will also enter into forward foreign  currency  contracts  solely for the purpose of hedging against  fluctuations in currency  exchange rates. The Series will  invest more than 25% of its total  assets in  obligations  of U.S.  and/or foreign banks and bank holding companies  (`banking  industry  securities") when the yield to maturity  on eligible  portfolio  investments  in banking  industry securities  as a group  generally  exceeds  the yield to  maturity  on all other eligible  portfolio  investments  as a  group  generally  for a  period  of five consecutive  days when the NYSE is open for trading.  (See  "Investments  in the
Banking Industry" in this Item 4 below.)

Description of Investments

The following is a description  of the  categories of  investments  which may be acquired by the  One-Year  Fixed  Income  Series and the  Two-Year  Global Fixed
Income Series (together, the "Fixed Income Series").

                                                        Permissible
                                                        Categories

One-Year Fixed Income Series                              1-8, 11
Two-Year Global Fixed Income Series                        1-11
Enhanced U.S. Large Company Series                         1-11

     1.  U.S.  Government  Obligations  - Debt  securities  issued  by the  U.S.
Treasury that are direct  obligations of the U.S.  government,  including bills, notes and bonds.

     2.  U.S.  Government  Agency  Obligations  - Issued or  guaranteed  by U.S.
government-sponsored   instrumentalities   and  federal  agencies,   which  have
different  levels of credit  support.  The U.S.  government  agency  obligations
include,   but  are  not  limited  to,   securities   issued  by  agencies   and
instrumentalities  of the U.S.  Government  that are supported by the full faith and credit of the United States, such as the Federal Housing  Administration and
Ginnie Mae,  including  Ginnie Mae pass-through  certificates.  Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer's right to borrow from the U.S.  Treasury,  subject to certain limits,  such as securities issued by Federal Home Loan Banks, or are supported  only by the credit of such  agencies and not  guaranteed  by the U.S.
government, such as Freddie Mac and Fannie Mae.

     3. Corporate Debt Obligations -  Non-convertible  corporate debt securities
(e.g.,  bonds and  debentures)  which are issued by companies  whose  commercial paper is rated Prime-1 by Moody's Investors Service,  Inc. ("Moody's") or A-1 by
S&P and dollar-denominated  obligations of foreign issuers issued in the U.S. If the issuer's  commercial paper is unrated,  then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's.  If there is neither a commercial paper rating nor a rating of the debt security,  then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

     4. Bank  Obligations  -  Obligations  of U.S.  banks and  savings  and loan
associations  and  dollar-denominated   obligations  of  U.S.  subsidiaries  and
branches of foreign banks, such as certificates of deposit (including marketable
variable  rate   certificates  of  deposit)  and  bankers'   acceptances.   Bank
certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

     5. Commercial Paper - Rated, at the time of purchase,  A-1 or better by S&P or  Prime-1 by  Moody's,  or, if not rated,  issued by a  corporation  having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P.

     6.  Repurchase  Agreements - Instruments  through which the Series purchase securities ("underlying securities") from a bank or a registered U.S. government securities dealer,  with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S.  government and agency obligations  described in (1) and
(2) above. The Series will not enter into a repurchase agreement with a duration of more  than  seven  days if,  as a  result,  more than 10% of the value of the
Series' total assets would be so invested.  The Series will invest in repurchase agreements  with  banks  having at least  $1,000,000,000  in assets and that are approved by the  Investment  Committee of the Advisor.  The Advisor will monitor the market value of the underlying  securities plus any accrued interest thereon so that they will at least equal the repurchase price.

     7. Foreign  Government  and Agency  Obligations - Bills,  notes,  bonds and other debt  securities  issued or  guaranteed by foreign  governments,  or their agencies and instrumentalities.

     8.   Supranational   Organization   Obligations   -  Debt   securities   of
supranational  organizations such as the European Coal and Steel Community,  the
European  Economic  Community and the World Bank, which are chartered to promote economic development.

     9. Foreign Issuer  Obligations - Debt securities of non-U.S.  issuers rated
AA or better by S&P or Aa2 or better by Moody's.

     10. Eurodollar Obligations - Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

     11. Money Market Funds - The Fixed Income  Series may invest in  affiliated and unaffiliated  unregistered  money market funds.  Investments in money market funds may involve a duplication of certain fees and expenses.

Investments  by the Fixed Income Series may include both fixed and floating rate securities.  Floating  rate  securities  bear  interest  at rates that vary with prevailing market rates.  Interest rate adjustments are made periodically (e.g., every six  months),  usually  based on a money  market  index such as the London
Interbank Offered Rate (LIBOR) or the Treasury bill rate.

Investors  should be aware that the net asset values of the Fixed Income  Series may change as general  levels of interest rates  fluctuate.  When interest rates increase, the value of a portfolio of fixed income securities can be expected to decline.  Conversely,  when interest rates decline,  the value of a portfolio of fixed income securities can be expected to increase.

Investments in the Banking Industry

Each  Fixed  Income  Series  will  invest  more than 25% of its total  assets in obligations of U.S.  and/or foreign banks and bank holding  companies  (`banking
industry   securities")  when  the  yield  to  maturity  on  eligible  portfolio investments  in banking  industry  securities as a group  generally  exceeds the yield  to  maturity  on all  other  eligible  portfolio  investments  as a group generally  for a  period  of five  consecutive  days  when  the NYSE is open for trading.  For purposes of this policy,  the Advisor considers eligible portfolio investments  to be those  securities  that are on the Advisor's then current buy list that are available for purchase. For the purpose of this policy, which is a fundamental  policy  of each  Series  and can only be  changed  by a vote of the shareholders of each Series,  banks and bank holding companies are considered to constitute a single  industry,  the banking  industry.  When  investment in such obligations  exceeds 25% of the total net assets of either  Series,  such Series will be considered to be concentrating  its investments in the banking industry.
Once a Series concentrates its investments in the banking industry, a Series may
remain   concentrated  in  the  banking  industry  until  the  purchase  of  new investments  in the normal course of executing the Series'  investment  strategy result  in less than 25% of the  Series'  total  assets  consisting  of  banking industry securities. As of the date of this registration statement, the One-Year
Fixed  Income   Series  and  the  Two-Year   Global  Fixed  Income   Series  are
concentrating  their investments in the banking industry.  The types of bank and bank holding  company  obligations  in which the Fixed Income  Series may invest include:  certificates of deposit,  bankers'  acceptances,  commercial paper and other debt obligations  issued in the United States that mature within two years of  the  date  of  settlement,  provided  such  obligations  meet  each  Series'
established credit rating criteria as stated under "Description of Investments."
In addition,  both Series are  authorized to invest more than 25% of their total assets in Treasury bonds,  bills and notes,  and obligations of federal agencies and instrumentalities.

Portfolio Strategy

The Fixed Income  Series will be managed  with a view to  capturing  credit risk premiums and term or maturity  risk  premiums.  The term  "credit risk  premium"
means the anticipated  incremental return on investment for holding  obligations considered  to have  greater  credit  risk than direct  obligations  of the U.S.
Treasury,  and "maturity risk premium" means the anticipated  incremental return on investment for holding  securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk  premiums are  available  largely  through  investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period  for  assets  of the  Series  will be  chosen  with a view to  maximizing anticipated returns, net of trading costs.

The Fixed Income Series are expected to have high portfolio turnover rates.

Securities Loans

Each Series of the Trust may lend  securities  to  qualified  brokers,  dealers, banks and other  financial  institutions  for the purpose of earning  additional income. While a Series may earn additional income from lending securities,  such activity is incidental to the investment  objective of the Series.  The value of securities loaned may not exceed 33 1/3% of the value of a Series' total assets, which includes the value of collateral received.  To the extent a Series loans a portion of its securities, a Series will receive collateral consisting generally of cash or U.S. government securities,  which will be maintained,  by marking to market  daily,  in an amount equal to at least:  (i) 100% of the current  market value of the loaned securities with respect to U.S. government securities or its agencies;  (ii) 102% of the current market value of the loaned  securities  with respect to securities of the U.S. government or its agencies;  and (iii) 105% of the  current  market  value of the  loaned  securities  with  respect to foreign securities.  Subject to their stated investment policies,  the Series may invest the  collateral  received for the loaned  securities  in  securities of the U.S.
government or its agencies,  repurchase agreements  collateralized by securities of the  U.S.  government  or  its  agencies,  and  affiliated  and  unaffiliated registered and unregistered  money market funds. For purposes of this paragraph, agencies include both agency  debentures and agency mortgage backed  securities.
In addition,  the Series will be able to terminate the loan at any time and will receive  reasonable  interest  on the  loan,  as well as  amounts  equal  to any dividends,  interest or other  distributions on the loaned securities.  However, dividend income received from loaned  securities may not be eligible to be taxed at qualified  dividend income rates. See Part B for a further  discussion of the tax  consequences  related to securities  lending.  A Series will be entitled to recall a loaned  security in time to vote proxies or otherwise  obtain rights to vote securities if the Series knows a material event will occur. In the event of the bankruptcy of the borrower,  the Trust could  experience delay in recovering the loaned  securities or only recover cash or a security of  equivalent  value.
See "Risks" in Item 4(c) for a  discussion  of the risks  related to  securities lending.  While the Global Series are authorized to lend  securities,  it is not presently  anticipated  that the Series will do so, in light of their investment strategies.

Item 4(b) Other Investment  Practices.  The U.S. Small Cap Series and U.S. Micro
Cap Series may  purchase  securities  of foreign  issuers that are traded in the
U.S.  securities  markets,  but such  investments may not exceed 5% of the gross assets of each Series.

The U.S. Large Company  Series may invest  generally not more than 5% of its net assets  in the same  types of  short-term  fixed  income  obligations  as may be acquired by the One-Year Fixed Income Series, in order to maintain  liquidity or to invest temporarily uncommitted cash balances. (See "INVESTMENT OBJECTIVES AND
POLICIES - FIXED INCOME  SERIES--The  DFA One-Year  Fixed Income Series" in Item
4(a).)

The Series are  operated  by a person  that has  claimed an  exclusion  from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act  ("CEA"),  and,  therefore,  such person is not subject to  registration  or regulation as a pool operator under the CEA. (See "Risks" in Item 4(c).)

Each of The U.S. Large Company  Series,  Large Cap Value Series,  U.S. Small Cap
Series, International Value Series, Japanese Series, Asia Pacific Series, United
Kingdom  Series,  Continental  Series,  Canadian  Series,  The Emerging  Markets
Series,  The Emerging  Markets Small Cap Series and Two-Year Global Fixed Income
Series  will not rely on  Section  12(d)(1)(F)  or  Section  12(d)(1)(G)  of the
Investment Company Act of 1940 to operate as a fund of funds.

4(c)  Risks.  Please  note that while the  following  discussion  relates to the principal  risks  of  certain  investments  by  certain  Series,  it  should  be understood  that, with respect to the Global Series,  the discussion  applies to the Master Series in which the Global Series invest.

Market Risk

Economic,  political  and  issuer  specific  events  will  cause  the  value  of securities, and the Series that own them, to rise and fall. Because the value of an investment in a Series will fluctuate, there is the risk that an investor may lose money.

Small Company Securities

Securities  of small  companies  are often less liquid than those  securities of large companies. As a result, small company stocks may fluctuate relatively more in price.

Foreign Securities

The Japanese, United Kingdom,  Continental, Asia Pacific, Canadian, The Enhanced
U.S. Large Company, the Fixed Income, International Value, and the Global Series
(in the case of the  Global  Series,  through  their  investments  in the Master
Series), and the Large Cap International  Portfolio,  invest in foreign issuers.
Such investments  involve risks that are not associated with investments in U.S.
public  companies.  Such risks may include legal,  political  and/or  diplomatic actions of foreign  governments,  such as  imposition  of  withholding  taxes on interest and dividend income payable on the securities held, possible seizure or nationalization  of foreign deposits,  establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the value of the assets held by the Series.  (Also see "Foreign  Currencies  and
Related Transactions" below.) Further, foreign issuers are not generally subject to uniform accounting,  auditing and financial reporting standards comparable to those  of  U.S.  public  companies  and  there  may be less  publicly  available information  about such companies than comparable U.S.  companies.  The Enhanced
U.S. Large Company and the Fixed Income Series also may invest in obligations of supranational organizations. The value of the obligations of these organizations may be  adversely  affected  if one or  more  of  their  supporting  governments discontinue their support.  Also, there can be no assurance that any Series will achieve its investment objective.

The  economies  of  many  countries  in  which  the  Japanese,  United  Kingdom,
Continental,  Asia Pacific,  The Enhanced U.S. Large Company,  the Fixed Income,
International  Value,  the Global Series and Large Cap  International  Portfolio
invest  are  not  as  diverse  or  resilient  as  the  U.S.  economy,  and  have
significantly  less  financial  resources.   Some  countries  are  more  heavily
dependent  on  international  trade and may be affected  to a greater  extent by protectionist  measures of their  governments,  or  dependent  upon a relatively limited  number of commodities  and, thus,  sensitive to changes in world prices for those commodities.

In many foreign countries, stock markets are more variable than U.S. markets for two reasons.  Contemporaneous  declines in both (i) foreign securities prices in local currencies, and (ii) the value of local currencies in relation to the U.S.
dollar can have a significant negative impact on the net asset value of a Series that  holds the  foreign  securities.  The net asset  values of the  Series  are denominated in U.S. dollars, and therefore, declines in market price of both the foreign  securities  held by a Series and the  foreign  currency  in which those securities  are  denominated  will be  reflected  in the net asset  value of the
Series' shares.

Investing in Emerging Markets

The  investments of The Emerging  Markets Series and The Emerging  Markets Small
Cap Series involve risks that are in addition to the usual risks of investing in developed  foreign  markets.  A number of  emerging  market  securities  markets restrict,  to varying  degrees,  foreign  investment in stocks.  Repatriation of investment  income,  capital and the proceeds of sales by foreign  investors may require  governmental  registration  and/or  approval  in some  emerging  market countries. In some jurisdictions,  such restrictions and the imposition of taxes are intended to discourage  shorter rather than longer term holdings.  While The
Emerging  Markets  Series and The Emerging  Markets Small Cap Series will invest only in markets  where  these  restrictions  are  considered  acceptable  to the
Advisor, new or additional repatriation restrictions might be imposed subsequent to a  Series'  investment.  If such  restrictions  were  imposed  subsequent  to investment in the securities of a particular  country, a Series may, among other
things,   discontinue  the  purchasing  of  securities  in  that  country.  Such restrictions  will be considered in relation to the Series'  liquidity needs and other  factors and may make it  particularly  difficult  to  establish  the fair market  value  of  particular  securities  from  time  to  time.  Further,  some attractive  equity securities may not be available to the Series because foreign shareholders hold the maximum amount permissible under current laws.

Relative to the U.S. and to larger non-U.S. markets, many of the emerging market securities markets in which The Emerging Markets Series and The Emerging Markets
Small Cap Series may invest are  relatively  small,  have low  trading  volumes, suffer  periods  of  illiquidity  and are  characterized  by  significant  price volatility.  Such factors may be even more  pronounced  in  jurisdictions  where
securities   ownership  is  divided  into  separate  classes  for  domestic  and non-domestic owners. These risks are heightened for investments in small company emerging markets securities.

In addition,  many emerging  markets,  including most Latin American  countries, have  experienced  substantial,  and, in some periods,  extremely high, rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation rates have had and may continue to have very  negative  effects on the  economies  and securities  markets of certain  countries.  In an attempt to control  inflation, wage and price controls have been imposed at times in certain countries. Certain
emerging  markets  have  recently  transitioned,   or  are  in  the  process  of
transitioning, from centrally controlled to market-based economies. There can be no assurance that such transitions will be successful.

Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States;  this is  particularly  true with  respect to  emerging  markets.  Such  markets  have different settlement and clearance  procedures.  In certain markets,  there have been  times  when  settlements  do not keep pace with the  volume of  securities transactions, making it difficult to conduct such transactions. The inability of a Series to make intended securities  purchases due to settlement problems could cause the Series to miss  investment  opportunities.  Inability  to dispose of a portfolio  security caused by settlement  problems could result either in losses to a Series,  due to subsequent  declines in value of the portfolio security or, if a Series has entered  into a contract to sell the  security,  could result in possible liability to the purchaser.

The risk  also  exists  that an  emergency  situation  may  arise in one or more emerging  markets as a result of which trading of securities may cease or may be substantially  curtailed and prices for a Series'  portfolio  securities in such markets may not be readily  available.  The Series' portfolio  securities in the affected  markets will be valued at fair value in good faith, in accordance with procedures adopted by the Board of Trustees.

Government  involvement  in the  private  sector  varies  in  degrees  among the emerging  securities  markets  contemplated  for investment by the Series.  Such involvement  may, in some cases,  include  government  ownership of companies in certain  commercial  business sectors,  wage and price controls or imposition of trade barriers and other protectionist  measures. With respect to any developing country,  there is no guarantee  that some future  economic or political  crisis will not lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies,  or other measures which could be detrimental to the investments of a Series.

Taxation of dividends and capital gains received by  non-residents  varies among countries  with  emerging  markets  and, in some  cases,  is high in relation to comparable  U.S.  rates.  Particular  tax  structures  may have the  intended or incidental effect of encouraging long holding periods for particular  securities and/or the reinvestment of earnings and sales proceeds in the same jurisdiction.
In addition,  emerging market jurisdictions typically have less well-defined tax laws and  procedures  than is the case in the United  States,  and such laws may permit retroactive taxation so that The Emerging Markets Series and The Emerging
Markets  Small  Cap  Series  could in the  future  become  subject  to local tax liability  that the Series had not reasonably  anticipated  in conducting  their investment activities or valuing their assets.

Foreign Currencies and Related Transactions

Investments of the Japanese, United Kingdom, Continental, Canadian, Asia Pacific
and International Value Series, Large Cap International  Portfolio, The Emerging
Markets Series,  The Emerging Markets Small Cap Series,  many of the investments of the Two-Year Global Fixed Income Series,  and the investments of The Enhanced
U.S. Large Company Series will be denominated in foreign currencies.  Changes in the relative values of foreign currencies and the U.S. dollar,  therefore,  will affect the value of investments  of the Series.  The Series may purchase or sell foreign currency futures contracts, forward contracts and/or options in order to hedge  against  changes in the level of foreign  currency  exchange  rates,  but typically,  only the Two-Year  Global Fixed Income  Series and The Enhanced U.S.
Large Company Series will do so. Such contracts involve an agreement to purchase or sell a specific  currency at a future date at a price set in the contract and enable the Series to protect  against losses  resulting from adverse  changes in the  relationship  between  the U.S.  dollar and  foreign  currencies  occurring between the trade and settlement dates of Series  securities  transactions,  but they also tend to limit the  potential  gains that might  result from a positive change in such  currency  relationships.  Gains and  losses  on  investments  in futures, forwards and options thereon depend on the direction of exchange rates, interest rates and other economic factors.

Securities Lending

The Series may lend their portfolio  securities to generate  additional  income.
Securities  lending  involves  the risk that the borrower may fail to return the securities in a timely manner or at all. As a result,  Series may lose money and there may be a delay in recovering  the loaned  securities.  A Series could also lose  money  if it does not  recover  the  securities  and/or  the  value of the collateral falls,  including the value of investments made with cash collateral.
Securities  lending may have certain  potential  adverse tax  consequences.  See
"Securities Loans" for further information on securities lending.

Borrowing

Each  Series may borrow up to 5% of its gross  assets  from banks as a temporary measure for extraordinary or emergency  purposes.  Each Series,  except the U.S.
Micro Cap Series, Japanese Series and One-Year Fixed Income Series, has reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments.  When advantageous  opportunities to do so exist, the Series may purchase securities when borrowings exceed 5% of the value of the
Series' net assets.  Such purchases can be considered to be "leveraging," and in such  circumstances,  the net asset value of the Series may increase or decrease at a greater  rate than would be the case if the Series had not  leveraged.  The interest  payable on the amount borrowed would increase the Series' expenses and if the  appreciation  and income produced by the investments  purchased when the
Series  has  borrowed  are  less  than  the cost of  borrowing,  the  investment performance of the Series will be reduced as a result of leveraging.

Portfolio Strategies

The method  employed  by the  Advisor to manage  each  Series,  except the Large
Company  Series  and the Fixed  Income  Series,  will  differ  from the  process employed by many other  investment  advisors  in that the  Advisor  will rely on fundamental  analysis of the investment merits of securities to a limited extent to  eliminate  potential  portfolio  acquisitions,  rather  than  rely  on  this technique to select securities.  Further,  because securities  generally will be
held  long  term  and  will  not  be  eliminated   based  on  short-term   price
fluctuations,  the Advisor  generally will not act upon general market movements or  short-term  price  fluctuations  of securities to as great an extent as many other  investment  advisors.  The U.S.  Large Company  Series will operate as an index fund and,  therefore,  represents  a passive  method of  investing  in all stocks that  comprise the S&P  500(R)Index,  which does not entail  selection of securities  based on the  individual  investment  merits of their  issuers.  The investment  performance  of  The  U.S.  Large  Company  Series  is  expected  to approximate the investment performance of the S&P 500(R)Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

Futures Contracts and Options on Futures

All Series, except the U.S. Micro Cap Series, U.S. Small Cap Series and One-Year
Fixed Income Series,  may invest in index futures contracts and options on index futures.  These  investments  entail the risk that an imperfect  correlation may exist between  changes in the market value of the stocks owned by the Series and the prices of such futures contracts and options,  and, at times, the market for such contracts and options might lack  liquidity,  thereby  inhibiting a Series'
ability to close a position in such investments.  Gains or losses on investments in options and futures  depend on the direction of securities  prices,  interest rates  and  other  economic  factors,  and the loss from  investing  in  futures transactions is potentially unlimited.  Certain restrictions imposed by the Code may limit the ability of a Series to invest in futures  contracts and options on futures contracts.

Options on Stock Indices

The Enhanced  U.S.  Large  Company  Series may purchase put and call options and write put and call options on stock  indices and stock index  futures  listed on national  securities  exchanges or traded OTC. The Enhanced  U.S.  Large Company
Series may use these techniques to hedge against changes in securities prices or as part of its overall investment strategy.  An option on an index is a contract that gives the holder of the option,  in return for a premium,  the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the cash  value of the index at a  specified  exercise  price at any time during  the term of the  option.  Upon  exercise,  the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified  multiplier for the index option.
(An index is designed to reflect  specified facets of a particular  financial or securities market, a specific group of financial  instruments or securities,  or certain  economic  indicators.)  A stock index  fluctuates  with  changes in the market values of the stocks included in the index.

With respect to the writing of options,  the writer has no control over the time when it may be  required  to  fulfill  its  obligation.  Prior  to  exercise  or expiration,  an option may be closed out by an offsetting purchase or sale of an option on the same series.  There can be no assurance,  however,  that a closing purchase  or sale  transaction  can be effected  when The  Enhanced  U.S.  Large
Company Series desires.

The Enhanced U.S. Large Company Series may write covered straddles consisting of a combination  of a call and a put written on the same index. A straddle will be covered when  sufficient  assets are deposited to meet The Enhanced  U.S.  Large
Company Series' immediate obligations. The Series may use the same liquid assets to cover both the call and put options where the exercise  price of the call and the put are the same or the  exercise  price of the call is higher  than that of the put. In such cases, the Series will also segregate liquid assets  equivalent to the amount, if any, by which the put is "in the money."

The  effectiveness of purchasing stock index options will depend upon the extent to which price  movements in The Enhanced U.S. Large Company  Series'  portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain  indices,  in an industry or market  segment,  rather than movements in the price of a particular stock.  If The Enhanced  U.S.  Large Company  Series takes  positions in options instruments contrary to prevailing market trends, the Series could be exposed to the risk of a loss.  Certain  restrictions  imposed on The Enhanced  U.S.  Large
Company  Series  by the Code may limit the  ability  of the  Series to invest in options.

Swaps

The  Enhanced  U.S.  Large  Company  Series  may enter  into  equity  index swap agreements for purposes of attempting to obtain a particular desired return at a lower  cost to the  Series  than  if the  Series  had  invested  directly  in an instrument  that yielded that desired  return.  Swap  agreements  are  two-party contracts entered into primarily by institutional  investors for periods ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  two parties  agree to exchange  the returns  (or  differentials  in rates of return)
earned or realized on particular predetermined  investments or instruments.  The gross  returns to be exchanged or  "swapped"  between the parties are  generally calculated with respect to a "notional  amount," i.e., the return on or increase in  value of a  particular  dollar  amount  invested  in a group  of  securities representing a particular index.

The "notional  amount" of the swap agreement is only a fictive basis on which to calculate the  obligations  that the parties to a swap  agreement have agreed to exchange.  Most swap agreements  entered into by The Enhanced U.S. Large Company
Series would calculate the obligations of the parties to the agreement on a "net basis."  Consequently,  the Series' current obligations (or rights) under a swap agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative  values of the positions held by each party to the  agreement  (the "net  amount").  The Enhanced  U.S.  Large Company
Series' current obligations under a swap agreement will be accrued daily (offset against  amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap  counterparty  will be  covered  by the  maintenance  of a  segregated account  consisting of liquid  assets to avoid any  potential  leveraging of the
Series' portfolio.  The Enhanced U.S. Large Company Series will not enter into a swap  agreement  with any single  party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series' assets.

Because they are two-party  contracts and because they may have terms of greater than  seven  days,  swap  agreements  may be  considered  to be  illiquid,  and, therefore,  swap  agreements  entered into by The Enhanced  U.S.  Large  Company
Series and other illiquid securities will be limited to 15% of the net assets of the Series.  Moreover,  The Enhanced U.S. Large Company Series bears the risk of loss of the amount  expected to be received  under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Advisor will cause The Enhanced U.S. Large Company Series to enter into swap  agreements only with counterparties  that the Investment  Committee of the Advisor has approved.
Certain  restrictions  imposed on The Enhanced U.S.  Large Company Series by the
Code may limit the Series' ability to use swap agreements.  The swap market is a
relatively  new  market  and  is  largely  unregulated.   It  is  possible  that
developments in the swaps market,  including  potential  government  regulation, could  adversely  affect The Enhanced  U.S.  Large  Company  Series'  ability to terminate  existing swap  agreements or to realize  amounts to be received under such agreements.

Banking Industry Concentrations

Each  Fixed  Income  Series  will  invest  more than 25% of its total  assets in obligations of U.S.  and/or foreign banks and bank holding  companies  (`banking
industry   securities")  when  the  yield  to  maturity  on  eligible  portfolio investments  in banking  industry  securities as a group  generally  exceeds the yield  to  maturity  on all  other  eligible  portfolio  investments  as a group generally  for a  period  of five  consecutive  days  when  the NYSE is open for trading.  Concentrating  in  obligations  of the  banking  industry  may involve additional risk by foregoing the safety of investing in a variety of industries.
Changes  in the  market's  perception  of the  riskiness  of banks  relative  to non-banks  could cause more  fluctuations  in the net asset  values of the Fixed
Income Series than might occur in less concentrated portfolios.

Interest Rate Risk

The Fixed Income Series invest primarily in fixed income  securities,  which are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite  direction of interest rates.  When interest rates rise, fixed  income  security  prices fall.  When  interest  rates fall,  fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to these price changes.

Credit Risk

The Fixed Income Series are subject to credit risk. Credit risk is the risk that the issuer of a security may be unable to make  interest  payments  and/or repay principal  when due. A  downgrade  to an issuer's  credit  rating or a perceived change in an issuer's  financial  strength  may affect a security's  value,  and thus,  impact a Fixed  Income  Series'  performance.  Credit Risk is greater for fixed income  securities with ratings below investment grade (BB or below by S&P or Ba or below by Moody's).  Fixed income  securities that are below  investment
grade  involve  higher  credit  risk  and  are  considered  speculative.   Below
investment  grade fixed income  securities may also fluctuate more in value than higher quality fixed income securities, and during periods of market volatility, may be more difficult to sell at the time and price a Series desires. Government agency  obligations  have  different  levels of credit  support and,  therefore,
different   degrees  of  credit   risk.   Securities   issued  by  agencies  and
instrumentalities  of the US government that are supported by the full faith and credit of the United  States,  such as the Federal  Housing  Administration  and
Ginnie Mae, present little credit risk. Other securities  issued by agencies and instrumentalities sponsored by the US government, that are supported only by the issuer's right to borrow from the US Treasury,  subject to certain  limitations, and  securities  issued by agencies  and  instrumentalities  sponsored by the US government  that are  sponsored by the credit of the issuing  agencies,  such as
Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Call Risk

The Fixed  Income  Series are  subject to call risk.  Call risk is the risk that during  periods of falling  interest  rates,  a bond issuer will call or repay a higher-yielding  bond before its maturity date, forcing a Fixed Income Series to reinvest in bonds with lower interest rates than the original obligations.

Item 4(d)  Portfolio  Holdings.  Each  Series  (and with  respect  to the Global
Series,  their Master  Series)  generally  will  disclose up to its  twenty-five largest  portfolio  holdings  (other  than  cash and cash  equivalents)  and the percentages that each of these largest portfolio holdings represent of the total assets of the  Series or  Master  Series,  as of the most  recent  month-end  by presenting  this  information for portfolios that invest in the Series or Master
Series.  This  information  is  disclosed  online  at the  Advisor's  Web  site,
http://www.dimensional.com,  which is accessible by shareholders,  within twenty days after the end of each month.  Each Series and Master Series also  generally will  disclose  its  complete  portfolio  holdings  (other  than  cash  and cash equivalents),  as of  month-end,  online at the  Advisor's  Web  site,  which is accessible by  shareholders,  three months  following the month-end.  Please see
Item 11(f) for a description of the other  policies and  procedures  that govern disclosure of the portfolio holdings by the Series and Master Series.

Item 5.  Management, Organization, and Capital Structure.

Item 5(a)(1)  Investment Adviser.

Item 5(a)(1)(i)  Dimensional Fund Advisors LP, 1299 Ocean Avenue,  Santa Monica,
California 90401, serves as investment advisor to each Series, except the Global
Series, for which it serves as the administrator.  The Advisor is organized as a
Delaware  limited  partnership  and is  controlled  and  operated by its general partner,  Delaware Holdings Inc., a Delaware  corporation.  Prior to November 3,
2006, the Advisor was named  Dimensional Fund Advisors Inc. and was organized as a  Delaware  corporation.  The  Advisor  has been  engaged  in the  business  of providing  investment  management  services  since 1981. As of February 29, 2008
assets  under  management  of  all  Dimensional   affiliated   advisors  totaled
approximately $146 billion.

Pursuant to an investment  management  agreement  with the Trust with respect to each Series except the Global  Series,  the Advisor  manages the  investment and reinvestment  of their assets.  The Advisor also provides the Trust with records concerning  the Advisor's  activities,  which the Trust is required to maintain, and renders regular  reports to the Trust's  officers and the Board of Trustees.
The  Advisor  also  provides  the Series with a trading  department  and selects brokers and dealers to effect securities transactions.

Investment Services - United Kingdom and Continental Series

Pursuant to Sub-Advisory Agreements with the Advisor,  Dimensional Fund Advisors
Ltd. ("DFAL"), 7 Down Street,  London, W1J7AJ, United Kingdom, a company that is organized  under the laws of England,  has the authority and  responsibility  to select  brokers or dealers to  execute  securities  transactions  for the United
Kingdom and  Continental  Series.  DFAL's duties  include the  maintenance  of a trading desk for the Series and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the
Advisor  reviews the holdings of the United Kingdom and  Continental  Series and reviews the trading  process and the execution of securities  transactions.  The
Advisor is responsible  for determining  those  securities that are eligible for purchase and sale by these Series and may delegate this task, subject to its own review,  to DFAL.  DFAL maintains and furnishes to the Advisor  information  and
reports  on  United  Kingdom  and  European  small   companies,   including  its
recommendations  of securities to be added to the  securities  that are eligible for  purchase  by the Series and  recommendations  and  elections  on  corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment  managers  operating under the laws of England.  The
Advisor controls DFAL.

Investment Services - Japanese and Asia Pacific Series

Pursuant to  Sub-Advisory  Agreements  with the Advisor,  DFA Australia  Limited
("DFA Australia"),  Level 43 Gateway, 1 MacQuarie Place, Sydney, New South Wales
2000,  Australia,  has the authority and  responsibility  to select  brokers and dealers to execute  securities  transactions  for the  Japanese and Asia Pacific
Series.  DFA  Australia's  duties include the  maintenance of a trading desk for each  Series  and the  determination  of the best and  most  efficient  means of executing securities transactions.  On at least a semi-annual basis, the Advisor reviews the holdings of the  Japanese  and Asia  Pacific  Series and reviews the trading  process and the  execution of securities  transactions.  The Advisor is responsible for determining  those securities that are eligible for purchase and sale by these Series and may delegate this task,  subject to its own review,  to
DFA Australia.  DFA Australia maintains and furnishes to the Advisor information and  reports  on  Japanese  and Asia  Pacific  small  companies,  including  its recommendations  of securities to be added to the  securities  that are eligible for  purchase by each Series and  recommendations  and  elections  on  corporate actions. The Advisor controls DFA Australia.

Consulting  Services - International  Value Series,  The Emerging Markets Series
and The Emerging Markets Small Cap Series

The Advisor has entered into a Consulting  Services  Agreement with DFAL and DFA
Australia. Pursuant to the terms of each Consulting Services Agreement, DFAL and
DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series, The Emerging Markets Series, The
Emerging Markets Small Cap Series and Canadian Series.

Item  5(a)(1)(ii)  For the fiscal  year ended  November  30,  2007,  the Advisor received a fee for its services which, on an annual basis, equaled the following percentage of the average daily net assets of each Series:

            Series                                             Management Fee

The U.S. Large Company                                              0.025%
The Enhanced U.S. Large Company                                     0.05%
Large Cap Value                                                     0.10%
Tax-Managed Value                                                   0.20%
Small Cap Value                                                     0.20%
Tax-Managed Equity                                                  0.05%
U.S. Small Cap                                                      0.03%
U.S. Micro Cap                                                      0.10%
International Value                                                 0.20%
Japanese                                                            0.10%
Asia Pacific                                                        0.10%
United Kingdom                                                      0.10%
Continental                                                         0.10%
Canadian                                                            0.10%
The Emerging Markets                                                0.10%
The Emerging Markets Small Cap                                      0.20%
One-Year Fixed Income                                               0.05%
Two-Year Global Fixed Income                                        0.05%

While the Global Series are not subject to a management fee,  investments by the
Global Series in the Master Series are subject to the management fees charged by the  respective  Master  Series.  The Large Cap  International  Portfolio pays a management  fee  equal to 0.25% of its  average  daily  net  assets on an annual basis.

Item  5(a)(1)(iii)  A discussion  regarding  the basis for the Board of Trustees approving the  investment  management  agreements  with respect to the Series is available in the Trust's  semi-annual report for the six-month period ending May
31, 2007.

Item 5(a)(2) Portfolio Manager. The Advisor serves as investment advisor to each of the Series.  As such, the Advisor is responsible  for the management of their respective  assets.  Each of the Series is managed  using a team  approach.  The investment  team  includes the  Investment  Committee of the Advisor,  portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed  annually.  As of the date of this registration statement, the Investment Committee has seven members. Investment strategies for all Series are set by the Investment  Committee,  which meets on a regular basis and also as needed to consider investment issues. The Investment  Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance  with the team  approach used to manage the Series,  the portfolio managers and portfolio traders implement the policies and procedures established by the Investment  Committee.  The portfolio managers and portfolio traders also make daily investment  decisions regarding the portfolios  including running buy and  sell  programs  based  on the  parameters  established  by  the  Investment
Committee.  The portfolio  managers  named below  coordinate  the efforts of all other  portfolio  managers  with  respect to the  day-to-day  management  of the category of portfolios indicated.

Domestic equity Series                 Stephen A. Clark and Robert T. Deere
International equity Series            Karen E. Umland
Fixed income Series                    David A. Plecha

Mr. Clark is a Senior  Portfolio  Manager and Vice  President of the Advisor and
chairman  of the  Investment  Committee.  Mr.  Clark  received  his MBA from the
University of Chicago and his BS from Bradley  University.  Mr. Clark joined the
Advisor in 2001 and has been  responsible  for the  portfolio  management  group since January 2006.

Mr. Deere is a Senior Portfolio  Manager and Vice President of the Advisor and a
member  of the  Investment  Committee.  Mr.  Deere  received  his MBA  from  the
University  of  California  at Los Angeles in 1991.  He also holds a BS and a BA from the University of California at San Diego.  Mr. Deere joined the Advisor in
1991 and has been responsible for the domestic equity portfolios since 1994.

Ms. Umland is a Senior Portfolio Manager and Vice President of the Advisor and a
member of the Investment Committee.  She received her BA from Yale University in
1988 and her MBA from the  University of California at Los Angeles in 1993.  Ms.
Umland joined the Advisor in 1993 and has been responsible for the international equity portfolios since 1998.

Mr. Plecha is a Senior Portfolio Manager and Vice President of the Advisor and a
member  of the  Investment  Committee.  Mr.  Plecha  received  his BS  from  the
University  of Michigan at Ann Arbor in 1983 and his MBA from the  University of
California at Los Angeles in 1987. Mr. Plecha has been responsible for the fixed income portfolios since the end of 1991.

Item  15  of  Part  B  provides   information  about  each  portfolio  manager's
compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Series shares.

Item 5(a)(3) Legal Proceedings. Not applicable.

Item 5(b) Capital Stock. Not applicable.

Item 6. Shareholder Information.

Item 6(a) Pricing of Fund  Shares.  The net asset value per share of each Series is calculated  after the close of the NYSE (normally,  1:00 p.m. PT) by dividing the  total  value  of  the  Series'  investments  and  other  assets,  less  any liabilities,  by the total outstanding shares of the stock of the Series.  Note:
The time at which  transactions  and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PT.

The value of the shares of each  Series  will  fluctuate  in relation to its own investment  experience.  Securities  held  by  the  Series  will  be  valued  in accordance with applicable laws and procedures adopted by the Board of Trustees, and generally, as described below.

Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official  Closing Price  ("NOCP").  If there is no last  reported  sale price or NOCP of the day,  the Series value the securities  at the mean of the most recent  quoted bid and asked  prices.  Price information  on listed  securities is taken from the exchange where the security is  primarily  traded.  Generally,  securities  issued  by  open-end  investment companies,  such as the  Series,  are valued  using their  respective  net asset values or public offering prices, as appropriate,  for purchase orders placed at the close of the NYSE.

The value of the shares of the Fixed Income  Series will tend to fluctuate  with interest rates because,  unlike money market funds,  these Series do not seek to stabilize the value of their  respective  shares by use of the "amortized  cost"
method of asset  valuation.  Net asset value  includes  interest on fixed income securities that is accrued daily. Debt securities will be valued on the basis of prices  provided by one or more pricing  services or other  reasonably  reliable sources including  broker/dealers that typically handle the purchase and sale of such  securities.  Securities  that are traded  over-the-counter  and on a stock
exchange   generally  will  be  valued   according  to  the  broadest  and  most
representative  market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market.

The value of the  securities  and other assets of the Series for which no market quotations are readily available (including restricted securities), or for which market quotations have become  unreliable,  are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees. Fair value pricing may also be used if events that have a  significant  effect on the value of an investment (as determined in the discretion of the Investment Committee of the  Advisor)  occur before the net asset value is  calculated.  When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published  prices for the same  securities on their primary markets or exchanges.

To the extent that a Series holds large numbers of securities, it is likely that it will have a larger  number of  securities  that may be  deemed  illiquid  and therefore must be valued pursuant to special  procedures adopted by the Board of
Trustees, than would a fund that holds a smaller number of securities.  The U.S.
Small Cap Series and U.S.  Micro Cap  Series  are more  likely to hold  illiquid securities than would a fund that invests in larger capitalization companies.

As of the date of this registration statement, the Series holding foreign equity securities  (the  "Foreign  Equity  Funds")  will also fair  value  price in the circumstances described below. Generally,  trading in foreign securities markets is  completed  each day at  various  times  prior to the close of the NYSE.  For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange  (normally,  11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally,  1:00 p.m. PT) and the time that the net asset values of the Foreign  Equity Funds are computed.  Due to the time differences  between the closings of the relevant foreign  securities  exchanges and the time the Foreign  Equity  Funds  price their  shares at the close of the
NYSE, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign  investments are either unreliable  or not readily  available.  The fair value  prices  will  attempt to reflect  the  impact of the U.S.  financial  markets'  perceptions  and  trading activities  on the Foreign  Equity  Funds'  foreign  investments  since the last closing  prices of the foreign  investments  were  calculated  on their  primary foreign  securities  markets  or  exchanges.  For these  purposes,  the Board of
Trustees of the Series have  determined  that  movements in relevant  indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or  the  London  Stock  Exchange,  demonstrate  that  market  quotations  may be unreliable, and may trigger fair value pricing. Consequently,  fair valuation of portfolio  securities may occur on a daily basis.  The fair value pricing by the
Series utilizes data furnished by an independent  pricing service (and that data draws upon, among other information,  the market values of foreign investments).
The fair value prices of portfolio  securities generally will be used when it is determined  that the use of such prices  will have a material  impact on the net asset value of a Series. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign  investments may not be the quoted or  published  prices of the  investments  on their  primary  markets  or exchanges.  The Board of Trustees of the Series  monitor  the  operation  of the method used to fair value price the Foreign Equity Funds' foreign investments.

Valuing  securities  at fair value  involves  greater  reliance on judgment than valuing securities that have readily available market  quotations.  There can be no assurance  that a Series (or, with respect to the Global  Series,  the Master
Series)  could  obtain the fair value  assigned to a security if it were to sell the  security  at  approximately  the time at which the Series or Master  Series determines its net asset value per share. As a result, the sale or redemption by a Series or Master  Series of its  shares at net asset  value,  at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The net asset values per share of the  Japanese  Series,  Asia  Pacific  Series,
Continental Series, Canadian Series, United Kingdom Series,  International Value
Series,  Two-Year Global Fixed Income Series,  The Emerging Markets Series,  The
Emerging Markets Small Cap Series and the Large Cap International Portfolio (the
"International  Series") are expressed in U.S.  dollars by  translating  the net assets of each  International  Series  using the mean of the most recent bid and asked prices for the dollar as quoted by generally  recognized reliable sources.
Since the  International  Series own  securities  that are  primarily  listed on foreign exchanges which may trade on days when the  International  Series do not price their shares, the net asset values of the International  Series may change on days when shareholders will not be able to purchase or redeem shares.

Most  Series  generally  calculate  their net asset  values per share and accept purchase and  redemption  orders on days that the NYSE is open for trading.  The
Japanese Series, United Kingdom Series and Continental Series are each closed on days that the foreign securities exchange(s) on which their portfolio securities are principally traded are closed.  Purchase and redemption orders for shares of such Series will not be accepted on those days.

Certain  of the  securities  holdings  of The  Emerging  Markets  Series and The
Emerging  Markets  Small Cap Series in  Approved  Markets may be subject to tax, investment and currency  repatriation  regulations of the Approved  Markets that could have a material effect on the values of the securities.  For example, such
Series  might be subject to different  levels of taxation on current  income and realized gains depending upon the holding period of the securities.  In general, a longer  holding  period (e.g.,  5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). These Series may also be subject to certain  contractual  arrangements with investment  authorities in an
Approved  Market,  which require a Series to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.

Futures  contracts are valued using the settlement price established each day on the exchange on which they are traded.  The value of such futures contracts held by a Series is determined each day as of such close.

The Trust bears all of its own costs and  expenses,  including:  services of its independent public accountants,  legal counsel,  brokerage fees, commissions and transfer taxes in connection  with the  acquisition and disposition of portfolio securities,  taxes,  insurance  premiums,  costs  incidental  to meetings of its shareholders and trustees,  the cost of filing its registration  statement under federal  securities  law,  reports to  shareholders,  and  transfer and dividend
disbursing  agency,   administrative   services  and  custodian  fees.  Expenses
allocable to a particular Series are so allocated and expenses of the Trust that are not  allocable to a particular  Series are borne by each Series on the basis of its relative net assets.

Item 6(b) Purchase of Fund Shares.  The Trust's shares have not been  registered under the  Securities  Act of 1933,  which means that its shares may not be sold publicly.  However,  the Trust may sell its shares  through  private  placements pursuant to available exemptions from registration under that Act.

Shares  of the Trust are sold only to other  investment  companies  and  certain institutional  investors.  Shares  of the  Series  are sold at net  asset  value without  a sales  charge.  Shares  are  purchased  at the net asset  value  next determined  after the Trust receives the order in proper form.  All  investments are  credited to the  shareholder's  account in the form of full and  fractional shares of the Series  calculated  to three  decimal  places.  In the interest of economy and convenience, certificates for shares will not be issued.

In-kind  Purchases.  If  accepted  by the  Trust,  shares of the  Series  may be purchased  in  exchange  for  securities  which are  eligible  for  purchase  or otherwise  represented in the Series'  portfolios at the time of the exchange as described in this registration  statement or in exchange for local currencies in
which  such  securities  of  the  Japanese,   United   Kingdom,   Asia  Pacific,
Continental,  Canadian,  International Value, The Emerging Markets, The Emerging
Markets  Small Cap,  Two-Year  Global Fixed Income and The Enhanced  U.S.  Large
Company Series are  denominated.  Subject to approval by the Advisor,  shares of the Global  Series may be purchased in any freely  convertible  currency and the necessary  foreign exchange  transactions  will be arranged on behalf of, and at the expense of, the investor. Investors settling in any currency other than U.S.
dollars are advised that a delay in  processing a purchase of shares of a Global
Series  may  occur  to allow  for  currency  conversion.  Securities  and  local currencies  which are  accepted by the Trust for exchange and Trust shares to be issued in the  exchange  will be valued,  as set forth  under  "Pricing  of Fund
Shares" in Item 6(a), at the time of the next  determination  of net asset value after such acceptance. All dividends,  interest,  subscription,  or other rights pertaining  to such  securities  shall  become the  property of the Series whose shares are being  acquired  and must be  delivered  to the Trust by the investor upon receipt  from the issuer.  Investors  who desire to purchase  shares of the
Japanese Series, United Kingdom Series, Asia Pacific Series, Continental Series,
Canadian  Series,  the Global  Series,  International  Value  Series or Two-Year
Global  Fixed  Income  Series with local  currencies  should  first  contact the
Advisor.

The Trust will not accept  securities in exchange for shares of a Series unless:
(1) such securities are eligible to be included,  or otherwise  represented,  in the Series' portfolios at the time of exchange and current market quotations are readily  available for such securities;  (2) the investor  represents and agrees that all securities  offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the  principal  market for such  securities  exists,  or otherwise;  and (3) at the  discretion  of the  Series,  the  value  of any such security (except U.S.  Government  securities)  being  exchanged,  together with other  securities of the same issuer owned by the Series,  will not exceed 5% of the net assets of the Series immediately after the transaction.  (See Items 4(a)
and (b)  above.)  Investors  interested  in such  exchanges  should  contact the
Advisor.  Investors  should  also know that an in-kind  purchase  of shares of a
Series may result in taxable  income;  an  investor  desiring to make an in-kind purchase should consult its tax advisor.

Item 6(c)  Redemption of Fund Shares.  As stated above in response to Item 6(b),
"Purchase of Fund Shares," the Trust's shares have not been registered under the
Securities Act of 1933,  which means that its shares are  restricted  securities that may not be sold unless  registered  or pursuant to an  available  exemption from that Act.

Investors who desire to redeem shares of a Series must first contact the Advisor at (310)  395-8005.  Redemptions  are processed on any day on which the Trust is open  for  business  and are  effected  at the  Series'  net  asset  value  next determined after the Series receives a redemption request in good form.

Redemption  payments in cash will  ordinarily  be made  within  seven days after receipt of the redemption request in good form. However, the right of redemption may be  suspended  or the  date of  payment  postponed  in  accordance  with the
Investment  Company Act of 1940. The amount received upon redemption may be more or less than the amount paid for the shares,  depending upon the fluctuations in the market value of the assets owned by the Series.

When in the best interests of a Series,  the Series (other than the  Tax-Managed
Series and the Global Series) may pay the  redemption  price in whole or in part by a distribution  of portfolio  securities  from the Series of the shares being redeemed  in lieu of cash in  accordance  with Rule 18f-1  under the  Investment
Company  Act of 1940.  Each  Global  Series  is  authorized  to make  redemption payments solely by a distribution of portfolio securities that the Global Series receives from a Master Series (or to pay the redemption price with a combination of securities and cash),  when it is determined by the Advisor,  in its capacity as administrator to the Global Series, to be in the best interests of the Global
Series. Each Tax-Managed Series is authorized to make redemption payments solely by a distribution of portfolio securities (or to pay the redemption price with a combination of securities or cash) when it is determined by the Advisor to be in the best  interests of the Series.  Investors  may incur  brokerage  charges and other  transaction  costs  selling  securities  that were received in payment of redemptions. The Japanese, United Kingdom,  Continental, Asia Pacific, Canadian,
The Emerging  Markets,  The Emerging  Markets Small Cap,  Two-Year  Global Fixed
Income and  International  Value Series reserve the right to redeem their shares in the currencies in which their investments are denominated.  The Global Series reserve  the  right to redeem  their  shares in the  currencies  in which  their respective  Master  Series'  investments  are  denominated.  Investors may incur charges in converting such currencies to dollars and the value of the securities may be affected by currency exchange fluctuations.

Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares that were purchased by check will not be made until the Trust can verify that the payments  for the purchase  have been,  or will  be,  collected,  which  may  take up to  fifteen  days or  more.
Investors  may avoid this delay by  submitting a certified  check along with the purchase order.

The Trust reserves the right to involuntarily redeem shares of a Series owned by an investor if the investment  advisory  agreement  between the investor and the
Advisor is terminated.

For additional information about redemption of Trust shares, see Item 18 in Part
B.

Item  6(d)  Dividends  and  Distributions.  Except  for the  Partnership  Series
(defined  below) and the  One-Year  Fixed Income  Series and the Global  Series,
dividends from ordinary income of the Series are distributed  quarterly and also in November of each year, and any investment  company taxable income and capital gain net income are  distributed  annually in December.  Ordinary income will be distributed  monthly  (except for January) by the One-Year  Fixed Income Series.
The  One-Year  Fixed  Income  Series will  distribute  annually in December  any capital  gain net income.  The Global  Series  will  distribute  dividends  from ordinary income and capital gain net income annually in December.

Shareholders of the Trust (other than  shareholders  of the Partnership  Series)
will automatically  receive all income dividends and capital gains distributions in additional shares of the Series whose shares they hold at net asset value (as of the business date following the dividend record date),  unless,  upon written notice to the Advisor, the shareholder selects one of the following options: (i)
Income  Option  -  to  receive  income  dividends  in  cash  and  capital  gains distributions in additional shares at net asset value; (ii) Capital Gains Option
- to  receive  capital  gains  distributions  in cash and  income  dividends  in additional  shares at net asset  value;  or (iii) Cash Option - to receive  both income dividends and capital gains distributions in cash.

Item 6(e) Frequent  Purchases and Redemptions of Series Shares.  The Series (and
with respect to the Global Series, the Master Series) are designed for long-term investors  (except as described  below) and are not intended for investors  that engage in  excessive  short-term  trading  activity  that may be  harmful to the
Series,  including  but not limited to market  timing.  Short-term  or excessive trading  into and out of the  Series  or Master  Series  can  disrupt  portfolio management  strategies,  harm  performance  and increase Series expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition,  certain  Series and Master Series may be more  susceptible  to the risks of short-term  trading than other Series and Master Series.  The nature of the holdings of the  international  Series and  international  Master Series may present  opportunities  for a  shareholder  to  engage in a  short-term  trading strategy that exploits possible delays between changes in the price of a Series'
or Master  Series'  holdings and the  reflection of those changes in the Series'
net asset  value  (called  "arbitrage  market  timing").  Such  delays may occur because  an  international  Series or its  Master  Series,  if  applicable,  has
significant   investments  in  foreign   securities  where,  due  to  time  zone
differences, the values of those securities are established some time before the
Series  and/or the  Master  Series  calculate  their net asset  values.  In such circumstances,  the available market prices for such foreign  securities may not accurately reflect the latest indications of value at the time the international
Series  calculates its net asset value.  The Small Cap Value Series,  U.S. Small
Cap Series and U.S.  Micro Cap Series  also may be subject to  arbitrage  market timing  because the Series have  significant  holdings in small cap  securities, which may have prices that do not accurately  reflect the latest  indications of value of these  securities  at the time the  Series  calculate  their  net asset values due to, among other reasons, infrequent trading or illiquidity.  There is a  possibility  that  arbitrage  market timing may dilute the value of a Series'
shares if redeeming  shareholders receive proceeds (and purchasing  shareholders receive  shares) based upon a net asset value that does not reflect  appropriate fair value prices.

The  Board of  Trustees  of the  Trust  and the  Board of  Directors  of  DFAIDG
(collectively, the "Board") have adopted a policy (the "Trading Policy") and the
Advisor and DFA Securities Inc.  (collectively,  "Dimensional") and their agents have implemented the following procedures,  which are designed to discourage and prevent market timing or excessive  short-term  trading in the Series: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Trust,  DFAIDG,  Dimensional  and their agents  monitor  trades and flows of money  in and  out of the  Series  from  time to time  in an  effort  to  detect excessive short-term trading activities,  and for consistent  enforcement of the
Trading  Policy.  The Trust reserves the right to take the actions  necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason,  without prior notice,  particularly purchase or exchange orders that the Trust believes are made on behalf of market timers.  The Trust,  Dimensional and their agents reserve the right to restrict, refuse  or  cancel  any  purchase  or  exchange  request  made  by  an  investor indefinitely if the Trust or Dimensional believe that any combination of trading activity in the accounts is potentially  disruptive to a Series.  In making such judgments,  the Trust and Dimensional seek to act in a manner that is consistent with the interests of shareholders.  For purposes of applying these  procedures,
Dimensional  may  consider an  investor's  trading  history in the  Series,  and accounts under common ownership, influence or control.

In addition to the Trust's  general ability to restrict  potentially  disruptive trading  activity  as  described  above,  the Trust  also has  adopted  purchase blocking procedures.  Under the Trust's purchase blocking  procedures,  where an investor  has  engaged  in any  two  purchases  and two  redemptions  (including redemptions that are part of an exchange transaction) in a Series in any rolling
30 calendar day  monitoring  period  (i.e.,  two "round  trips"),  the Trust and
Dimensional intend to block the investor from making any additional purchases in that  Series for 90  calendar  days (a  "purchase  block").  If  implemented,  a purchase  block will begin at some point after the  transaction  that caused the investor to have engaged in the  prohibited  two  round-trips is detected by the
Trust, Dimensional,  or their agents. The Trust and Dimensional are permitted to implement a longer purchase  block,  or permanently  bar future  purchases by an investor, if they determine that it is appropriate.

Under the Trust's  purchase  blocking  procedures,  the following  purchases and redemptions  will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each  transaction  of less than $5,000;  (ii) purchases and redemptions by U.S. registered  investment companies that operate as fund of funds pursuant to Section 12(d)(1)(G) of the 1940 Act or an SEC exemptive order, and non-U.S.  investment  companies  that  operate as fund of funds  (subject to monitoring  by  Dimensional);  (iii)  purchases  and  redemptions  by  a  feeder portfolio of a master fund's shares;  (iv) systematic or automated  transactions where the  shareholder,  financial  advisor  or  investment  fiduciary  does not exercise  direct  control over the  investment  decision;  (v)  retirement  plan contributions,  loans,  loan repayments and  distributions  (including  hardship withdrawals)  identified as such in the retirement plan  recordkeeper's  system;
(vi) purchase transactions  involving transfers of assets,  rollovers,  Roth IRA conversions and IRA  recharacterizations;  (vii) purchases of shares with Series dividends or capital gain distributions; (viii) transfers and reregistrations of
shares   within   the  same   Series  and  (ix)   transactions   by  529  Plans.
Notwithstanding  the Trust's purchase blocking  procedures,  all transactions in
Series shares are subject to the right of the Trust and  Dimensional to restrict potentially  disruptive  trading activity  (including  purchases and redemptions described above that will not be subject to the purchase blocking procedures).

As of the date of this  registration  statement,  the  ability  of the Trust and
Dimensional  to apply the  purchase  blocking  procedures  on  purchases  by all investors may be restricted due to systems  limitations  of the Trust's  service providers.  The Trust  expects  that the  application  of the Trading  Policy as described  above,  including the purchase  blocking  procedures  (subject to the limitations  described above),  will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

The One-Year  Fixed Income  Series is managed for both  long-term  investors and investors  who may invest in the One-Year  Fixed  Income  Series on a short-term basis.  Dimensional and the Trust do not apply the purchase blocking  procedures and may allow more frequent  purchases and sales of shares by an investor in the
One-Year   Fixed  Income  Series  than  in  the  shares  of  other  Series,   in
circumstances  where the investor's trading activity is not excessive and overly disruptive to the Series and portfolio management strategies,  or undertaken for prohibited  purposes  (including  market  timing).  In monitoring this activity,
Dimensional,  in its  discretion,  may  determine  that an  investor's  frequent purchases  and sales of shares of the One-Year  Series are  excessive and overly disruptive, or undertaken for prohibited purposes (including market timing), and therefore, inconsistent with the interests of the Series' other shareholders. In those  instances,  Dimensional  may refuse to process  additional  purchases  or exchanges of shares of the One-Year Series by the investor. Permitting investors to purchase shares of the One-Year  Series for short-term  purposes may increase the costs of the Series and negatively impact the performance of the Series.

In addition,  the purchase  blocking  procedures  will not apply to a redemption transaction in which a Series distributes  portfolio securities to a shareholder
in-kind,   where  the  redemption  will  not  disrupt  the  efficient  portfolio management of the Series/Master Series and the redemption is consistent with the interests of the remaining shareholders of the Series/Master Series.

In addition  to  monitoring  trade  activity,  the Board has adopted  fair value pricing  procedures  that govern the pricing of the securities of the Series and
Master Series.  These  procedures are designed to help ensure that the prices at which Series' and Master Series' shares are purchased and redeemed are fair, and
do  not  result  in  dilution  of   shareholder   interests  or  other  harm  to
shareholders.  See Item 6(a) Pricing of Fund Shares above for additional details regarding fair value pricing of the Series' and Master Series' securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely  eliminate the possibility that excessive short-term trading activity in a Series may occur.

Item 6(f) Tax Consequences. Different tax rules apply, depending on whether, for federal  income tax  purposes,  the Series are  partnerships  (the  "Partnership
Series,"  including the Japanese  Series,  United Kingdom  Series,  Asia Pacific
Series,  Continental Series, Canadian Series, The U.S. Large Company Series, The
Emerging Markets Series,  The Emerging Markets Small Cap Series, The Tax-Managed
U.S.  Marketwide  Value  Series  and The  Tax-Managed  U.S.  Equity  Series)  or
corporations (the "Corporate  Series,"  consisting of all the other Series, each of which has  elected  and  qualified,  or intends to elect and  qualify,  to be treated as a regulated investment company). Tax rules applicable to each type of entity affect the amount,  timing,  and  character of the income  received by an investor (i.e., a feeder portfolio) from each Series.

Series  Classified as  Corporations.  Each Corporate  Series has  qualified,  or intends to  qualify,  as a regulated  investment  company  under the Code.  As a regulated  investment  company, a Series generally pays no federal income tax on the income and gains it distributes to you. Shareholders of the Corporate Series will  automatically  receive all income dividends and capital gain distributions in additional  shares of the respective  Corporate Series at net asset value (as of the business date  following the dividend  record date) unless,  upon written notice to the Advisor, the shareholder selects one of the following options: (i)
Income   Option--to   receive   income   dividends  in  cash  and  capital  gain
distributions  in  additional  shares at net asset  value;  (ii)  Capital  Gains
Option--to  receive capital gain  distributions  in cash and income dividends in additional  shares at net asset  value;  or (iii) Cash  Option--to  receive both income dividends and capital gain distributions in cash.

Every January,  a shareholder will receive a statement that shows the tax status
of  distributions   the  shareholder   received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

If you are a taxable  investor and invest in a Corporate  Series  shortly before the record date of a taxable distribution, the distribution will lower the value of the Series' shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

In general,  if you are a taxable investor,  Corporate Series  distributions are taxable to you at either  ordinary  income or capital  gains tax rates.  This is true whether you reinvest  your  distributions  in  additional  Series shares or receive them in cash.

For federal income tax purposes,  Corporate  Series  distributions of short-term
capital  gains  are  taxable  to  you  as  ordinary  income.   Corporate  Series
distributions of long-term capital gains are taxable to you as long-term capital gains no  matter  how long you have  owned  your  shares.  A  portion  of income dividends  designated  by a Corporate  Series may be qualified  dividend  income eligible for taxation by  individual  shareholders  at long-term  capital  gains rates provided certain holding period requirements are met.

Certain  Corporate Series may be subject to foreign  withholding taxes on income from  foreign  securities.  If more than 50% in value of the  total  assets of a
Corporate  Series (or, in the case of a Global  Series  whose  Master  Series is classified as a  partnership,  more than 50% in value of the total assets of the
Master Series) is invested in securities of foreign corporations, the Series may elect to pass through to its shareholders their pro rata share of foreign income taxes  paid by the  Series.  If this  election  is  made,  shareholders  will be required to include in their gross income their pro rata share of these  foreign taxes paid by the Series,  and will be entitled either to deduct (as an itemized deduction  in the case of  individuals)  their  share of such  foreign  taxes in computing their taxable income or to claim a credit for such taxes against their
U.S. federal income tax, subject to certain limitations under the Code. A Global
Series that invests its assets in a Master  Series  organized  as a  corporation will not be permitted  to pass  through a credit or  deduction  for its pro rata share of foreign withholding taxes paid by the Master Series.

The sale of shares of a Corporate  Series is a taxable event and may result in a capital  gain or loss to  shareholders  who are subject to tax.  Capital gain or loss may be  realized  from an ordinary  redemption  of shares or an exchange of shares  between two Series.  Any loss  incurred on sale or exchange of a Series'
shares, held for six months or less, will be treated as a long-term capital loss to the extent of long term capital gains distributed to you with respect to such shares.

By law, a Corporate  Series is required  to withhold  28% of taxable  dividends, capital gain distributions,  and redemption proceeds paid to shareholders who do not provide their proper  taxpayer  identification  number and certain  required certifications.  You may avoid this  withholding  requirement  by providing  and certifying on the account registration form your correct Taxpayer Identification
Number and by certifying that you are not subject to backup  withholding and are a U.S. person  (including a U.S. resident alien). A Series must also withhold if the IRS instructs it to do so.

Non-U.S.  investors are subject to U.S. withholding tax at a 30% or lower treaty tax rate on  dividends  paid by a Series,  subject  to  limited  exemptions  for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends,  and interest-related  dividends. The exemptions from withholding for short-term capital gain dividends and interest-related dividends sunset and will no longer  apply to  dividends  paid with  respect to taxable  years of a Series beginning  after  November 30, 2008 unless such  exemptions are extended or made permanent.  Notwithstanding such exemptions,  non-U.S.  investors are subject to backup  withholding at a rate of 28% on dividends,  capital gain  distributions, and redemption proceeds paid to a shareholder who fails to properly certify they are not a U.S.  person.  Non-U.S.  investors also may be subject to U.S.  estate tax.

In addition  to federal  taxes,  shareholders  may be subject to state and local taxes  on  distributions  from a  Corporate  Series  and  on  gains  arising  on redemption or exchange of a Corporate Series' shares.

Series Classified as Partnerships. The Partnership Series will not be subject to
U.S. federal income tax. Instead,  each investor in a Partnership Series reports separately on its own income tax return its distributive  share of a Partnership
Series' income,  gains,  losses,  deductions and credits  (including foreign tax credits for  creditable  foreign  taxes imposed on a  Partnership  Series).  The
Partnership  Series' taxable year-end will be November 30, but may be subject to change depending on the tax years of the investors in such Series.  Although, as described  above,  the  Partnership  Series will not be subject to U.S.  federal income tax, they will file appropriate U.S. federal income tax returns.

Certain Partnership Series may be subject to foreign withholding taxes on income from foreign securities.

The sale of shares of a Partnership Series may result in a capital gain or loss.
For tax purposes,  an exchange of shares in a Partnership Series for shares of a different  Series is the same as a sale. A  distribution  in partial or complete redemption  of shares in a  Partnership  Series is taxable as a sale or exchange only to the extent the amount of money received  exceeds an investor's tax basis in the entire  interest in the  Partnership  Series.  Any loss may be recognized only if an investor  redeems its entire interest in the  Partnership  Series for money.

An allocable share of a tax-exempt investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Partnership Series borrows money to acquire  property or invests in assets that  produce  UBTI.  The  Partnership
Series will not be  "regulated  investment  companies"  for  federal  income tax purposes.

In addition  to federal  taxes,  shareholders  may be subject to state and local taxes on their distributive share of a Partnership  Series' income and gains and on gains  arising on redemption  or exchange of a  Partnership  Series'  shares.
Investors  should consult their tax advisors to determine the  applicability  of state,  local or  foreign  taxes to their  distributive  share of a  Partnership
Series' income, gains, losses, deductions, and credits.

This discussion of "Tax  Consequences"  is not intended or written to be used as tax  advice.  Prospective  investors  should  consult  Item 19  hereof.  Because everyone's  tax  situation is unique,  investors  should  consult  their own tax professionals  about federal,  state,  local or foreign tax consequences  before making an investment in a Series.

Item 7. Distribution Arrangements.

Item 7(a) Sales Loads. Not applicable.

Item 7(b) Rule 12b-1 Fees. Not applicable.

Item 7(c) Master-Feeder  Funds.  Certain shareholders of the Series are open-end investment companies and unregistered  investment companies that seek to achieve their investment  objectives by investing all of their investable  assets in one or more corresponding Series of the Trust (the "Feeder Portfolios"). Each Feeder
Portfolio has the same  investment  objective,  policies and  limitations as the corresponding Series in which it invests. The master-feeder  structure is unlike many other  investment  companies  that  directly  acquire and manage  their own portfolio of securities. The investment experience of each Feeder Portfolio will correspond directly with the investment  experience of its corresponding Series, and the  investment  experience of each Global Series will  correspond  directly with the investment experience of its corresponding Master Series.

Responses to Item 8 have been omitted  pursuant to paragraph 2(b) of Instruction
B of the General Instructions to Form N-1A.

Part B:

Item 9. Cover Page and Table of Contents. Not applicable.

Item 10. Fund History.

Item 10(a) The Trust is a Delaware statutory trust (formerly known as a Delaware business trust),  which was organized on October 27, 1992. Until August 1, 1997,
The U.S.  6-10 Value  Series was named The U.S.  Small Cap Value  Series.  Until
April 1,  2001,  the Small Cap Value  Series  was known as The U.S.  6-10  Value
Series;  the U.S.  Small Cap  Series was known as The U.S.  6-10  Small  Company
Series;  and the U.S.  Micro Cap Series was known as The U.S. 9-10 Small Company
Series.  Until September 21, 2001, The Tax-Managed  U.S. Equity Series was known as The Tax-Managed U.S.  Marketwide  Series.  Until September 13, 2005, the Asia
Pacific Series was known as The Pacific Rim Small Company Series.

Item 10(b) Not applicable.

Item 11. Description of the Fund and Its Investments and Risks.

Item  11(a)  Classification.  The Trust is an  open-end,  management  investment company  registered  under  the  Investment  Company  Act of 1940.  Each  Series operates as a diversified  investment  company.  Further,  no Series will invest more  than 25% of its  total  assets  in  securities  of  companies  in a single industry,  except for the Fixed Income  Series'  investments  in  obligations of banks  and bank  holding  companies,  as  otherwise  noted in this  registration statement.

Item  11(b)  and (c)  Investment  Strategies  and Risks  and Fund  Policies.  In
addition  to the  policies  stated in  response to Item 4 of Part A, each of the
Series has adopted certain  investment  limitations that may not be changed with respect to any Series  without the  approval  of a majority  of the  outstanding voting  securities of the Series.  A "majority" is defined as the lesser of: (1)
at least 67% of the  voting  securities  of the Series  (to be  affected  by the proposed  change)  present at a meeting,  if the holders of more than 50% of the outstanding voting securities of the Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Series.

The Series (except for the Canadian Series) will not:

     (1)  invest in commodities or real estate,  including  limited  partnership interests  therein,  although they may purchase and sell securities of companies  which deal in real estate and securities  which are secured by interests in real estate,  and all Series except The U.S. Micro Cap and Small Cap  Series and The DFA  One-Year  Fixed  Income  Series may
          purchase or sell financial futures contracts and options thereon;  and
          The Enhanced U.S.  Large Company  Series may purchase,  sell and enter into  indices-related  futures  contracts,  options  on  such  futures contracts,  securities-related  swap  agreements and other  derivative instruments;

     (2)  make loans of cash,  except  through  the  acquisition  of  repurchase agreements  and  obligations  customarily  purchased by  institutional investors;

     (3)  as to 75% of the total assets of a Series, invest in the securities of any  issuer  (except  obligations  of  the  U.S.  Government  and  its instrumentalities)  if, as a result, more than 5% of the Series' total assets, at market, would be invested in the securities of such issuer;
          provided that this  limitation  applies to 100% of the total assets of
          The U.S. Micro Cap Series;

     (4)  purchase  or retain  securities  of an issuer  if those  officers  and trustees of the Trust or officers and directors of the Advisor  owning more than1/2of 1% of such securities together own more than 5% of such securities;  provided that The Global Value  Series,  The Global Large
          Company Series,  The Global Small Company Series, The Tax-Managed U.S.
          Marketwide Value Series and The Tax-Managed U.S. Equity Series are not
          subject to this limitation;

     (5)  borrow, except from banks and as a temporary measure for extraordinary or  emergency  purposes  and then,  in no event,  in excess of 5% of a
          Series' gross assets  valued at the lower of market or cost;  provided that each Series,  except The DFA One-Year Fixed Income  Series,  U.S.
          Micro Cap Series and the  Japanese  Series,  may  borrow  amounts  not exceeding  33% of their net assets from banks and pledge not more than
          33% of such assets to secure such loans;

     (6)  pledge,  mortgage,  or  hypothecate  any of its  assets  to an  extent greater than 10% of its total assets at fair market  value,  except as described in (5) above;  provided  that The Global Value  Series,  The
          Global Large  Company  Series,  The Global Small Company  Series,  The
          Tax-Managed  U.S.  Marketwide  Value Series and The  Tax-Managed  U.S.
          Equity Series are not subject to this limitation;

     (7)  invest  more  than 10% of the  value of the  Series'  total  assets in illiquid  securities,  which include  certain  restricted  securities, repurchase  agreements with maturities of greater than seven days, and
          other  illiquid  investments;   provided  that  The  Tax-Managed  U.S.
          Marketwide Value Series, The Tax-Managed U.S. Equity Series,  Enhanced
          U.S.  Large  Company  Series,  The DFA  Two-Year  Global  Fixed Income
          Series,  and The Emerging  Markets Small Cap Series are not subject to this  limitation,  and The DFA  International  Value Series,  The U.S.
          Small Cap Value Series,  The U.S.  Large Cap Value Series,  The Global
          Value  Series,  The Global  Large  Company  Series,  The Global  Small
          Company  Series,  The U.S.  Small Cap Series and The Emerging  Markets
          Series may invest not more than 15% of their total  assets in illiquid securities;

     (8)  engage in the business of underwriting securities issued by others;

     (9)  invest for the purpose of  exercising  control over  management of any company;  provided  that The Global  Value  Series,  The Global  Large
          Company Series,  The Global Small Company Series, The Tax-Managed U.S.
          Marketwide Value Series and The Tax-Managed U.S. Equity Series are not
          subject to this limitation;

     (10) invest its assets in securities of any investment  company,  except in connection  with a merger,  acquisition  of assets,  consolidation  or
          reorganization;   provided  that  (a)  The  Emerging  Markets  Series,
          Emerging  Markets Small Cap Series,  Japanese  Series,  United Kingdom
          Series,  Asia Pacific Series and Continental Series are not subject to this  limitation;  (b) each of The Tax-Managed  U.S.  Marketwide Value
          Series,  The  Tax-Managed  U.S.  Equity  Series,  Enhanced U.S.  Large
          Company Series,  Emerging  Markets Series,  Emerging Markets Small Cap
          Series,  Japanese Series,  United Kingdom Series, Asia Pacific Series,
          Continental  Series, The Global Value Series, The Global Large Company
          Series  and The Global  Small  Company  Series  may  invest  assets in securities of investment  companies and units of such  companies  such as, but not  limited  to, S&P  Depository  Receipts;  and (c) the U.S.
          Micro Cap Series is not subject to this limitation;

     (11) invest more than 5% of its total  assets in  securities  of  companies which have  (with  predecessors)  a record of less than  three  years'
          continuous  operation;  provided  that The Global  Value  Series,  The
          Global Large  Company  Series,  The Global Small Company  Series,  The
          Tax-Managed  U.S.  Marketwide  Value Series and The  Tax-Managed  U.S.
          Equity Series are not subject to this limitation;

     (12) acquire any  securities  of  companies  within one  industry  if, as a result of such acquisition,  more than 25% of the value of the Series'
          total assets would be invested in securities of companies  within such industry; except The DFA One-Year Fixed Income and The Two-Year Global
          Fixed  Income  Series shall invest more than 25% of their total assets
          in   obligations   of  banks  and  bank   holding   companies  in  the
          circumstances described in this registration statement in "Investments in the Banking Industry" under Item 4 of Part A;

     (13) write or  acquire  options  (except  as  described  in (1)  above)  or interests  in  oil,  gas  or  other  mineral  exploration,  leases  or development  programs  except that (a) the Enhanced U.S. Large Company
          Series may write or acquire options;  (b) The Global Value Series, The
          Global Large Company  Series and The Global Small  Company  Series are
          not  subject  to  these  limitations;  and  (c) The  Tax-Managed  U.S.
          Marketwide  Value Series and The  Tax-Managed  U.S.  Equity Series may
          write or acquire options;

     (14) purchase warrants; however, each Series, except The DFA One-Year Fixed
          Income  Series and Two-Year  Global Fixed Income  Series,  may acquire warrants as a result of corporate  actions  involving  its holdings of other equity securities; and The Global Value Series, The Global Large
          Company Series,  The Global Small Company Series, The Tax-Managed U.S.
          Marketwide Value Series and The Tax-Managed U.S. Equity Series are not
          subject to this limitation;

     (15) purchase securities on margin or sell short;  provided that The Global
          Value  Series,  The Global  Large  Company  Series,  The Global  Small
          Company Series,  The Tax-Managed U.S.  Marketwide Value Series and The
          Tax-Managed  U.S.  Equity Series are not subject to the  limitation on selling securities short;

     (16) acquire more than 10% of the voting securities of any issuer; provided that (a) this limitation applies only to 75% of the assets of The U.S.
          Value Series,  The Emerging  Markets  Series and The Emerging  Markets
          Small Cap Series,  and (b) The U.S. Micro Cap Series,  The Tax-Managed
          U.S.  Marketwide Value Series, The Tax-Managed U.S. Equity Series, The
          Global Value Series,  The Global Large  Company  Series and The Global
          Small Company Series are not subject to this limitation; or

     (17) issue senior  securities  (as such term is defined in Section 18(f) of the Investment  Company Act of 1940),  except to the extent  permitted under the Act.

The investment limitations described in (3), (4), (7), (9), (10), (11), (12) and
(16) above do not  prohibit The Global Value  Series,  The Global Large  Company
Series and The Global Small Company Series from  investing all or  substantially all of their  assets in the  shares  of other  registered,  open-end  investment companies,  such as the Master Series. The investment  limitations of the Master
Series are the same as those of the corresponding Global Series.

The investment  limitations described in (1) and (15) above do not prohibit each
Series that may purchase or sell financial futures contracts and options thereon
from  making  margin  deposits  to  the  extent   permitted   under   applicable
regulations;  and the  investment  limitations  described in (1),  (13) and (15)
above do not prohibit The Enhanced  U.S.  Large  Company  Series from (i) making margin deposits in connection with transactions in options, and (ii) maintaining a short  position,  or purchasing,  writing or selling puts,  calls,  straddles, spreads or  combinations  thereof in connection  with  transactions  in options, futures,  and options on futures and transactions  arising under swap agreements or other derivative instruments.

For purposes of the investment  limitation  described in (5) above, The Emerging
Markets  Series  and The  Emerging  Markets  Small  Cap  Series  may  borrow  in connection with a foreign currency  transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit  issued on such Series'  behalf in lieu of depositing  initial  margin in connection  with  currency  futures  contracts,  and the Series  have no present intent to  engage  in any  other  types of  borrowing  transactions  under  this authority. Although (2) above prohibits cash loans, the Series are authorized to lend portfolio  securities.  (See "Securities  Loans" in Item 4 of Part A.) With
respect to (5) above, a Series will maintain asset coverage of at least 300% (as described in the Investment Company Act of 1940), inclusive of amounts borrowed, with respect to any borrowings made by a Series.

Although the investment  limitation described in (2) above prohibits cash loans, the Global Series are authorized to lend portfolio  securities.  Inasmuch as the
Global Series will only hold shares of the Master  Series,  the Global Series do not intend to lend those shares.

For the  purposes  of the  investment  limitation  described  in (7) above,  the
One-Year  Fixed Income Series,  the Two-Year  Global Fixed Income Series and the
Enhanced U.S. Large Company Series may invest in commercial paper that is exempt from the  registration  requirements  of the  Securities  Act of 1933 (the "1933
Act")  subject  to the  requirements  regarding  credit  ratings  stated in this registration  statement  under Item 4 of Part A. Further,  pursuant to Rule 144A under  the  1933  Act,  the  Series  may  purchase  certain  unregistered  (i.e.
restricted)  securities upon a determination that a liquid  institutional market exists for the securities. If it is decided that a liquid market does exist, the securities  will not be  subject to the 10% or 15%  limitation  on  holdings  of illiquid securities stated in (7) above. While maintaining oversight,  the Board
of  Trustees  has  delegated  the  day-to-day   function  of  making   liquidity
determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two  dealers  making a market in such  securities.  After purchase,  the Board of Trustees  and the Advisor  will  continue to monitor the liquidity of Rule 144A securities.

Although not a fundamental policy subject to shareholder approval:  (1) the U.S.
Small Cap Series,  Japanese Series,  United Kingdom Series,  Asia Pacific Series
and Continental Series and The Global Small Company Series (indirectly,  through its investment in the Master  Series),  will not purchase  interests in any real estate  investment  trust,  and (2) the Series do not intend to invest more than
15% of their net assets in illiquid securities.

The Japanese  Series,  United Kingdom Series,  Asia Pacific Series,  Continental
Series,  International  Value Series,  Two-Year Global Fixed Income Series,  The
Enhanced U.S. Large Company Series, The Emerging Markets Series and The Emerging
Markets  Small Cap Series,  The Global Small  Company  Series,  The Global Value
Series, and The Global Large Company Series (indirectly,  through its investment in the Master  Series) may acquire and sell forward  foreign  currency  exchange contracts  in order to hedge  against  changes  in the level of future  currency rates.  Such  contracts  involve an  obligation  to  purchase or sell a specific currency at a future date at a price set in the contract.

Notwithstanding any of the above investment  restrictions,  The Emerging Markets
Series and The Emerging  Markets Small Cap Series may establish  subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors,  such as the Series, or whose use is otherwise  considered  by the Series to be  advisable.  Such Series  would "look through"  any  such  vehicle  to  determine  compliance  with  their  investment restrictions.

The Canadian Series will not:

     (1)  purchase or sell real estate, unless acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the  Canadian  Series from  investing in issuers that invest,  deal, or otherwise  engage in  transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

     (2)  purchase or sell physical commodities,  unless acquired as a result of ownership of  securities or other  instruments  and provided that this restriction  does not prevent  the  Canadian  Series from  engaging in transactions  involving  futures  contracts  and  options  thereon  or investing in securities that are secured by physical commodities;

     (3)  make loans to other  persons,  except:  (a) through the lending of its portfolio  securities;  (b) through the  purchase of debt  securities, loan  participations  and/or  engaging in direct  corporate  loans for investment  purposes in accordance with its investment  objectives and policies;  and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

     (4)  purchase  the  securities  of any one  issuer  (other  than  the  U.S.
          government or any of its agencies or  instrumentalities  or securities of other  investment  companies) if immediately  after such investment
          (a) more than 5% of the value of the  Canadian  Series'  total  assets would  be  invested  in  such  issuer  or  (b)  more  than  10% of the outstanding  voting  securities  of such issuer  would be owned by the
          Canadian  Series,  except that up to 25% of the value of the  Canadian
          Series' total assets may be invested without regard to such 5% and 10%
          limitations;

     (5)  borrow money, except that: (a) it may borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3%
          of its total assets  (including the amount  borrowed),  and (b) to the extent  permitted by applicable  law, borrow up to an additional 5% of its total assets for temporary purposes;

     (6)  issue senior  securities  (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act;

     (7)  engage in the business of  underwriting  securities  issued by others;
          and

     (8)  concentrate  (invest more than 25% of its net assets) in securities of issuers in a  particular  industry  (other than  securities  issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies).

Additional Information on Investment Limitations

Subject  to  future  regulatory  guidance,  for  purposes  of  those  investment limitations  identified  above that are based on total  assets,  "total  assets"
refers to the assets that the Series owns, and does not include assets which the
Series does not own but over which it has effective control.  For example,  when applying a percentage investment  limitation for an investment  restriction list above that is based on total  assets,  the Series  will  exclude  from its total assets those  assets that  represent  collateral  received by the Series for its securities lending transactions.

Unless  otherwise   indicated,   all  limitations   applicable  to  the  Series'
investments  apply  only at the  time  that a  transaction  is  undertaken.  Any subsequent  change in a rating  assigned by any rating  service to a security or change in the percentage of a Series' assets  invested in certain  securities or other  instruments  resulting  from market  fluctuations  or other  changes in a
Series' total assets will not require a Series to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without  undue market or tax  consequences.  In the event that ratings  services assign different ratings to the same security,  the Advisor will determine which rating it believes best reflects the  security's  quality and risk at that time, which may be the higher of the several assigned ratings.

Because the structure of each Series,  except the Fixed Income Series,  is based on the relative market capitalizations of eligible holdings, it is possible that the Series might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed
"affiliated  persons"  under  the  Investment  Company  Act of 1940 and  certain requirements  of the Act regulating  dealings  between  affiliates  might become applicable.

Options on Stock Indices

The Enhanced U.S.  Large  Company  Series may purchase and sell options on stock indices. With respect to the sale of call options on stock indices,  pursuant to published  positions of the SEC, The Enhanced  U.S.  Large  Company  Series will either:  (1) maintain  with its  custodian  liquid  assets equal to the contract value (less any margin deposits);  (2) hold a portfolio of stocks  substantially replicating the movement of the index underlying the call option;  or (3) hold a separate call on the same index as the call written where the exercise  price of the call  held is:  (a)  equal to or less  than the  exercise  price of the call written,  or (b) greater than the exercise  price of the call written,  provided the  difference  is  maintained  by the Series in liquid  assets in a segregated account.  With respect to the sale of put options on stock indices,  pursuant to published SEC positions, The Enhanced U.S. Large Company Series will either: (1)
maintain liquid assets equal to the exercise price (less any margin deposits) in a  segregated  account,  or (2) hold a put on the same index as the put  written where the  exercise  price of the put held is (a) equal to or  greater  than the exercise  price of the put written,  or (b) less than the exercise  price of the put written,  provided an amount equal to the  difference  is  maintained by the
Series in liquid assets in a segregated account.

Prior to the earlier of exercise or  expiration,  an option may be closed out by an offsetting purchase or sale of an option of the same series (type,  exchange, underlying  index,  exercise price, and expiration).  There can be no assurance, however,  that a closing  purchase or sale  transaction can be effected when The
Enhanced U.S. Large Company Series desires.

The  Enhanced  U.S.  Large  Company  Series  will  realize a gain from a closing purchase  transaction if the cost of the closing option is less than the premium received from writing the option,  or, if it is more,  the Series will realize a loss. The principal factors affecting the market value of a put or a call option include  supply and demand,  interest  rates,  the current  market  price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date.

If an option  written by The Enhanced U.S.  Large Company  Series  expires,  the
Series realizes a gain equal to the premium  received at the time the option was written.  If an option purchased by the Series expires  unexercised,  the Series realizes a loss equal to the premium paid.

The premium paid for a put or call option  purchased by The Enhanced U.S.  Large
Company  Series is an asset of the Series.  The premium  received  for an option written by the Series is recorded as a deferred  credit.  The value of an option purchased  or  written  is marked to market  daily and is valued at the  closing price on the  exchange on which it is traded or, if not traded on an exchange or no  closing  price is  available,  at the mean  between  the last bid and  asked prices.

Risks  Associated  with Options on Indices.  There are several risks  associated with  transactions  in options on indices.  For example,  there are  significant differences  between the securities and options  markets that could result in an imperfect correlation between these markets,  causing a given transaction not to achieve its  objectives.  The value of an option  position will  reflect,  among other  things,  the  current  market  price of the  underlying  index,  the time remaining until  expiration,  the  relationship of the exercise price,  the term structure of interest rates,  estimated price volatility of the underlying index and general  market  conditions.  A decision as to whether,  when and how to use options  involves the exercise of skill and judgment,  and even a well-conceived transaction  may be  unsuccessful  to some degree because of market  behavior or unexpected events.

Options  normally have expiration  dates of up to 90 days. The exercise price of the options  may be below,  equal to or above the  current  market  value of the underlying  index.  Purchased  options  that expire  unexercised  have no value.
Unless  an  option  purchased  by The  Enhanced  U.S.  Large  Company  Series is exercised  or unless a closing  transaction  is  effected  with  respect to that position,  The Enhanced  U.S.  Large  Company  Series will realize a loss in the amount of the premium paid and any transaction costs.

A position  in an  exchange-listed  option may be closed out only on an exchange that provides a secondary  market for identical  options.  Although The Enhanced
U.S.  Large Company  Series  intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary  market will exist for any particular  option at any specific time.  Closing  transactions  may be effected with respect to options traded OTC only by negotiating directly with the other party to the option contract,  or in a  secondary  market  for the  option if such a market  exists.  There can be no assurance  that The Enhanced U.S. Large Company Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Series may be unable to liquidate an OTC option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that The Enhanced U.S. Large Company
Series would have to exercise  those  options that it has  purchased in order to realize any profit.  With respect to options  written by The Enhanced U.S. Large
Company Series, the inability to enter into a closing  transaction may result in material losses to the Series.

Index prices may be distorted if trading of a  substantial  number of securities included  in the index is  interrupted  causing  the  trading of options on that index to be halted. If a trading halt occurred,  The Enhanced U.S. Large Company
Series  would not be able to close out  options  that it had  purchased  and may incur losses if the underlying index moved adversely before trading resumed.  If a trading halt  occurred and  restrictions  prohibiting  the exercise of options were  imposed  through  the close of trading on the last day before  expiration, exercises  on that day would be  settled on the basis of a closing  index  value that may not reflect  current price  information  for securities  representing a substantial portion of the value of the index.

The Enhanced U.S. Large Company  Series'  activities in the options  markets may result in higher fund turnover rates and additional  brokerage  costs;  however, the Series may also save on  commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

Investment Limitations on Options Transactions. The ability of The Enhanced U.S.
Large  Company  Series to engage in options  transactions  is subject to certain limitations.  The Enhanced  U.S.  Large  Company  Series will only invest in OTC options to the extent  consistent  with the 15% limit on investments in illiquid securities.

Futures Contracts

Please  note that while the  following  discussion  relates to the  policies  of certain Series with respect to futures contracts,  it should be understood that, with respect to the Global Series,  the discussion  applies to the Master Series in which the Global Series invest.

All  Series  except  the U.S.  Micro Cap  Series  and U.S.  Small Cap Series and
One-Year Fixed Income Series may enter into index futures  contracts and options on index  futures  contracts to gain market  exposure on the Series'  uninvested cash  pending  investments  in  securities  and  to  maintain  liquidity  to pay redemptions. In addition, The Enhanced U.S. Large Company Series may use futures contracts and options thereon to hedge against  securities  prices or as part of its overall investment strategy.

Futures  contracts  provide  for the future  sale by one party and  purchase  by another party of a specified amount of defined  securities at a specified future time and at a specified  price.  Futures  contracts that are  standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The  Series  will be  required  to make a margin  deposit in cash or government  securities with a futures commission merchant (an "FCM") to initiate and maintain positions in futures contracts. Minimal initial margin requirements are  established  by  the  futures  exchange,  and  FCMs  may  establish  margin requirements  that are higher than the  exchange  requirements.  After a futures contract  position  is  opened,  the value of the  contract  is marked to market daily.  If the futures  contract  price changes to the extent that the margin on deposit does not satisfy margin requirements,  payment of additional "variation"
margin  to be held by the FCM will be  required.  Conversely,  reduction  in the contract value may reduce the required margin resulting in a repayment of excess margin to custodial  accounts of the Series.  Variation  margin  payments may be made to and from the futures  broker for as long as the contract  remains  open.
The Series expect to earn income on their margin  deposits.  Each Series intends to limit its futures-related investment activity so that other than with respect to  bona  fide  hedging  activity  (as  defined  in  Commodity  Futures  Trading
Commission  ("CFTC")  General  Regulations  Section 1.3 (z)):  (i) the aggregate initial  margin and premiums paid to establish  commodity  futures and commodity option contract  positions  (determined at the time the most recent position was established)  does  not  exceed  5% of the  liquidation  value  of  the  Series'
portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided  that, in the case of an option that is in-the-money  at the time of purchase,  the  in-the-money  amount may be excluded in calculating such 5% limitation), or (ii) the aggregate net "notional value" (i.e.,  the size of a commodity  futures or commodity  option contract in contract units (taking into account any  multiplier  specified in the contract), multiplied by the current market price (for a futures  contract) or strike price
(for an option contract) of each such unit) of all non-hedge  commodity  futures and commodity  option  contracts that the Series has entered into (determined at the time  the  most  recent  position  was  established)  does  not  exceed  the liquidation value of the Series' portfolio, after taking into account unrealized profits and unrealized  losses on any such contracts that the Series has entered into.

Positions  in  futures  contracts  may be closed  out only on an  exchange  that provides a secondary  market.  However,  there can be no assurance that a liquid secondary market will exist for any particular  futures contract at any specific time.  Therefore,  it might not be possible to close out a futures position and, in the event of  adverse  price  movements,  the  Series  would  continue  to be required to make variation margin deposits. In such circumstances, if the Series has insufficient cash, it might have to sell portfolio  securities to meet daily margin  requirements  at a time  when  it  might  be  disadvantageous  to do so.
Management  intends to minimize the possibility  that it will be unable to close out a futures  contract  by only  entering  into  futures  which  are  traded on national futures  exchanges and for which there appears to be a liquid secondary market.  Pursuant to published  positions of the SEC and  interpretations of the staff of the SEC,  the Series (or their  custodians)  are  required  to maintain segregated accounts or to segregate assets through notations on the books of the custodian,  consisting  of liquid  assets (or,  as  permitted  under  applicable regulation,  enter into  offsetting  positions) in connection with their futures contract  transactions in order to cover their  obligations with respect to such contracts.  These  requirements are designed to limit the amount of the leverage the Series may use by entering into futures transactions.

Forward Foreign Currency Transactions

The  International  Equity Series,  DFA Two-Year  Global Fixed Income Series and
Enhanced U.S. Large Company Series may acquire and sell forward foreign currency exchange  contracts  in order to  protect  against  uncertainty  in the level of future foreign  currency  exchange rates.  The Series will conduct their foreign currency exchange  transactions  either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign  currency  exchange  market,  or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date,  which may be any fixed number of days  (usually less than one year) from the date of the contract  agreed upon by the  parties,  at a price  set at the  time of the  contract.  These  contracts  are  traded  in the interbank  market  conducted  directly between traders (usually large commercial banks)  and  their  customers.  A  forward  contract  generally  has no  deposit requirement,  and no commissions  are charged at any stage for trades.  Although foreign exchange  dealers do not charge a fee for conversion,  they do realize a profit based on the difference  (the spread) between the price at which they are buying and selling various currencies.

With  respect to an  International  Equity  Series,  the Series may enter into a forward  contract in  connection  with the  purchase  or sale of foreign  equity securities,  typically to "lock in" the value of the transaction with respect to a different currency. In addition, the Series may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The DFA Two-Year  Global Fixed Income  Series and Enhanced  U.S.  Large  Company
Series  may enter into  forward  foreign  currency  contracts  to hedge  against fluctuations  in  currency  exchange  rates  or to  transfer  balances  from one currency to another  currency.  The Series may enter into a forward  contract to buy or sell the amount of foreign  currency  approximating  the value of some or all of the portfolio  securities quoted or denominated in such foreign currency.
The  precise  matching  of the  forward  contract  amounts  and the value of the securities  involved  will not  generally be possible  since the future value of such  securities in foreign  currencies  will change as a consequence  of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.  The DFA  Two-Year  Global Fixed Income
Series and Enhanced U.S.  Large  Company  Series  typically  hedge their foreign currency exposure.

Repurchase Agreements

In addition,  all Series (directly or indirectly  through the Master Series) may invest  in  repurchase  agreements.  In  the  event  of  the  bankruptcy  of the counter-party  to a repurchase  agreement,  the Trust could  experience delay in recovering the securities  underlying such agreements.  Management believes that this risk can be controlled  through stringent  security  selection criteria and careful monitoring procedures.

Item 11(d) Temporary Defensive Position.  The information  required by this item is provided in response to Item 4(b) of Part A.

Item 11(e) Portfolio  Turnover.  Generally,  securities will be purchased by the
Equity  Series with the  expectation  that they will be held for longer than one year.  Generally,  securities  will be held until such time as, in the Advisor's judgment,  the securities are no longer considered an appropriate  holding for a
Series.

Ordinarily,  portfolio  securities in The U.S.  Large Company Series will not be sold except to reflect  additions or  deletions of the stocks that  comprise the
S&P 500(R)Index,  including mergers,  reorganizations  and similar  transactions and, to the extent necessary,  to provide cash to pay redemptions of the Series'
shares.

The Fixed  Income  Series  may have  high  portfolio  turnover  rates due to the relatively  short  maturities  of the  securities  to be acquired.  In addition, variations  in turnover  rates occur  because  securities  are sold when, in the
Advisor's  judgment,  the  return  will be  increased  as a result of  portfolio transactions  after  taking  into  account  the cost of  trading.  There  was no significant  variation in any other  Series'  portfolio  turnover rate from that reported last fiscal year.

Item 11(f)  Disclosure  of  Portfolio  Holdings.  The  Advisor  and the Board of
Trustees of the Trust and the Board of Directors of DFAIDG (the  "Boards")  have adopted a policy (the "Policy") to govern  disclosure of the portfolio  holdings of the Series and Master  Series  ("Holdings  Information"),  and to prevent the misuse of material non-public Holdings  Information.  The Advisor has determined that the Policy and its procedures  (1) are  reasonably  designed to ensure that disclosure of Holdings  Information is in the best interests of the shareholders of the  Series,  and  (2)  appropriately  address  the  potential  for  material conflicts of interest.

Disclosure  of Holdings  Information  as Required by  Applicable  Law.  Holdings
Information  (whether a partial  listing  of  portfolio  holdings  or a complete listing of portfolio  holdings)  shall be disclosed to any person as required by applicable law, rules and regulations.

Online  Disclosure  of Portfolio  Holdings  Information.  Each Series and Master
Series  generally  discloses up to its twenty-five  largest  portfolio  holdings
("largest  holdings") and the percentages  that each of these largest  portfolio holdings represent of the Series' or Master Series' total assets, as of the most recent  month-end by presenting  this  information for portfolios that invest in the  Series  or Master  Series.  This  information  is  disclosed  online at the
Advisor's   Web  site,   http://www.dimensional.com,   which  is  accessible  by
shareholders,  within  twenty  days  after the end of each  month.  This  online disclosure may also include information  regarding the Series' or Master Series'
industry  allocations.  Each Series and Master  Series  generally  discloses its complete  Holdings  Information  (other than cash and cash  equivalents),  as of month-end, online at the Advisor's Web site,  http://www.dimensional.com,  which is accessible by shareholders, three months following the month-end.

Disclosure  of  Holdings  Information  to  Recipients.  Each  of  the  Advisor's
Chairmen,  Director of Institutional  Services, Head of Portfolio Management and
Trading and General Counsel (together,  the "Designated  Persons") may authorize disclosing  non-public  Holdings  Information  more  frequently  or at different periods than as described above solely to those financial  advisors,  registered accountholders,  authorized consultants,  authorized custodians,  or third-party data service  providers (each a "Recipient")  who: (i) specifically  request the more  current  non-public  Holdings  Information,  and  (ii)  execute  a Use and
Nondisclosure Agreement (each a "Nondisclosure  Agreement").  Each Nondisclosure
Agreement  subjects the Recipient to a duty of  confidentiality  with respect to the non-public  Holdings  Information,  and prohibits the Recipient from trading
based  on  the  non-public   Holdings   Information.   Any  non-public  Holdings
Information that is disclosed shall not include any material information about a
Series' or Master Series' trading strategies or pending portfolio  transactions.
The  non-public   Holdings   Information   provided  to  a  Recipient   under  a
Nondisclosure  Agreement,  unless indicated otherwise,  is not subject to a time delay before dissemination.

As of February  29,  2008,  the Advisor and the Series had ongoing  arrangements with the following Recipients to make available non-public Holdings Information:

Recipient               Series                        Business Purpose        Frequency
----------------------- ----------------------------- ----------------------- -------------
PFPC Trust Company      All Domestic Series           Fund Custodian          Daily
----------------------- ----------------------------- ----------------------- -------------
Citibank, N.A.          All International Equity      Fund Custodian          Daily
                        Series and Global Fixed
                        Income Series
----------------------- ----------------------------- ----------------------- -------------
PFPC Inc.               All Series                    Fund Administrator,     Daily
                                                      Accounting Agent and
                                                      Transfer Agent
----------------------- ----------------------------- ----------------------- -------------
Pricewaterhouse-Coopers All Series                    Independent             Semi-annually
LLP                                                   registered public       (based on
                                                      accounting firm         fiscal year)
----------------------- ----------------------------- ----------------------- -------------
Pricing Service Vendor  International Equity Series   Fair value              Daily
                                                      information services
----------------------- ----------------------------- ----------------------- -------------
Citibank North          All Series                    Middle office           Daily
American, Inc.                                        operational support
                                                      service provider to
                                                      the Advisor
----------------------- ----------------------------- ----------------------- -------------
AP1-Forsta AP Fondon    U.S. Small Cap Series and     Monitoring investor     Monthly
                        Small Cap Value Series        exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
AP3-Tredje AP Fondon    U.S. Small Cap Series         Monitoring investor     Monthly
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
California Institute    The Emerging Markets Series   Monitoring investor     Upon request
of Technology                                         exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Ontario Municipal       Small Cap Value Series        Monitoring investor     Monthly
Retirement System                                     exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Plan B Financial        The Emerging Markets          Monitoring investor     Monthly*
Services Ltd.           Series, Global Series         exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Siemens Savings Plan    The Emerging Markets Series   Monitoring investor     Upon request
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
South Dakota            The Emerging Markets Small    Monitoring investor     Monthly
Investment Council      Cap Series                    exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Stichting Shell         U.S. Small Cap Series         Monitoring investor     Upon request
Pensioenfonds                                         exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Texas Mutual            Small Cap Value Series        Monitoring investor     Monthly
Insurance Company                                     exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Victorian Fund          All Series                    Monitoring investor     Upon request
Management Corporation                                exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Verizon Investment      U.S. Micro Cap Series         Monitoring investor     Monthly
Management Corp                                       exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Northern Trust Company  All Series                    Monitoring investor     Upon request
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Bank of New York        All Series                    Monitoring investor     Upon request
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
State Street Bank and   Small Cap Value Series,       Monitoring investor     Monthly
Trust                   Large Cap Value Series and    exposure and
                        International Value Series    investment strategy
----------------------- ----------------------------- ----------------------- -------------
Thomson Financial       U.S. Small Cap Series and     Monitoring investor     Monthly
(Vestek)                U.S. Micro Cap Series         exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Callan Associates       Small Cap Value Series and    Monitoring investor     Monthly
                        Large Cap Value Series        exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Centrestone Wealth      Global Series                 Portfolio evaluation    Monthly*
Advisers Ltd.
----------------------- ----------------------------- ----------------------- -------------
Colonial Consulting     Small Cap Value Series,       Monitoring investor     Monthly
Co.                     Large Cap Value Series and    exposure and
                        U.S. Small Cap Series         investment strategy
----------------------- ----------------------------- ----------------------- -------------
Consulting Services     All Series                    Monitoring investor     Upon request
Group LLC                                             exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Ennis, Knupp &          U.S. Micro Cap Series and     Monitoring investor     Quarterly
Associates              International Value Series    exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Evaluation Associates   All Series                    Monitoring investor     Quarterly
LLC                                                   exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Fincom Technologies,    Small Cap Value Series,       Vendor to Advisor       Quarterly
LLC                     Large Cap Value Series,       providing Portfolio
                        U.S. Small Cap Series, U.S.   analytics
                        Micro Cap Series, U.S.
                        Large Company Series and
                        Tax-Managed Value Series
----------------------- ----------------------------- ----------------------- -------------
Fund Evaluation         Small Cap Value Series        Monitoring investor     Quarterly
Group, LLC                                            exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Hammond Associates LLC  Small Cap Value Series,       Monitoring investor     Monthly
                        U.S. Small Cap Series, U.S.   exposure and
                        Micro Cap Series and The      investment strategy
                        Emerging Markets Series
----------------------- ----------------------------- ----------------------- -------------
Hewitt Associates       Small Cap Value Series        Monitoring investor     Upon request
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Independent Fiduciary   U.S. Micro Cap Series         Monitoring investor     Upon request
Services, Inc.                                        exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Jeffrey Slocum &        Small Cap Value Series        Monitoring investor     Upon request
Associates                                            exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Madison Portfolio       Small Cap Value Series,       Monitoring investor     Quarterly
Consultants             Large Cap Value Series,       exposure and
                        U.S. Small Cap Series and     investment strategy
                        International Value Series
----------------------- ----------------------------- ----------------------- -------------
Marco Consulting Group  Small Cap Value Series,       Monitoring investor     Monthly
                        U.S. Micro Cap Series and     exposure and
                        U.S. Small Cap Series         investment strategy
----------------------- ----------------------------- ----------------------- -------------
Mercer Investment       Small Cap Value Series,       Monitoring investor     Quarterly
Consulting, Inc.        U.S. Micro Cap Series,        exposure and
                        International Value Series,   investment strategy
                        Global Value Series and
                        Global Large Company Series
----------------------- ----------------------------- ----------------------- -------------
New England Pension     U.S. Micro Cap Series         Monitoring investor     Quarterly
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Russell Mellon          Small Cap Value Series,       Monitoring investor     Monthly
Analytical Service      U.S. Micro Cap Series, U.S.   exposure and
                        Small Cap Series,             investment strategy
                        International Value Series,
                        The Emerging Markets Small
                        Cap Series and Large Cap
                        Value Series
----------------------- ----------------------------- ----------------------- -------------
Sparinvest              Large Cap Value Series        Monitoring investor     Monthly
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Strategic Investment    Large Cap Value Series and    Monitoring investor     Quarterly
Solutions               Small Cap Value Series        exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Clark Strategic         Small Cap Value Series        Monitoring investor     Quarterly
Advisors, Inc.                                        exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Summitt Strategies,     Small Cap Value Series        Monitoring investor     Quarterly
Inc.                                                  exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Watson Wyatt            Small Cap Value Series,       Monitoring investor     Monthly
Investment Consulting   U.S. Small Cap Series and     exposure and
                        U.S. Micro Cap Series         investment strategy
----------------------- ----------------------------- ----------------------- -------------
Wilshire Associates     Small Cap Value Series,       Monitoring investor     Quarterly
                        U.S. Small Cap Series,        exposure and
                        International Value Series    investment strategy
                        and One-Year Fixed Income
                        Series
----------------------- ----------------------------- ----------------------- -------------
Wurts & Associates      All Series                    Monitoring investor     Monthly
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Yanni Partners, Inc.    U.S. Small Cap Series         Monitoring investor     Quarterly
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Vermogens Adries        Small Cap Value Series        Monitoring investor     Monthly
Administratie (VAA) BV                                exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Segal Advisors, Inc.    All Series                    Monitoring investor     Upon request
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
CTC Consulting, Inc.    All Series                    Monitoring investor     Quarterly
                                                      exposure and
                                                      investment strategy
----------------------- ----------------------------- ----------------------- -------------
Tamarac (Savant)        U.S. Micro Cap Series, U.S.   Monitoring investor     Monthly
                        Small Cap Value Series,       exposure and
                        U.S. Large Cap Value Series   investment strategy
                        and Tax-Managed U.S.
                        Marketwide Value Series
----------------------- ----------------------------- ----------------------- -------------
Rachor Investment       U.S. Micro Cap Series,        Monitoring investor     Quarterly
                        Continental Small Company     exposure and
 Advisory               Series, Asia Pacific Small    investment strategy
                        Company Series, Japanese
                        Small Company Series,
                        United Kingdom Small
                        Company Series, Emerging
                        Markets Series and Emerging
                        Markets Small Cap Series
----------------------- ----------------------------- ----------------------- -------------
Edelman Financial       U.S. Micro Cap Series, U.S.   Monitoring investor     Quarterly
                        Small Cap Series, U.S.        exposure and
                        Small Cap Value Series,       investment strategy
                        U.S. Large Cap Value
                        Series, International Value
                        Series and Emerging Markets
                        Series
----------------------- ----------------------------- ----------------------- -------------
Cuprum AFP              U.S. Micro Cap Series,        Monitoring investor     Quarterly
                        Continental Small Company     exposure and
                        Series, Asia Pacific Small    investment strategy
                        Company Series, Emerging
                        Markets Series and Emerging
                        Markets Small Cap Series,
                        U.S. Small Cap Series, U.S.
                        Small Cap Value Series,
                        U.S. Large Company Series,
                        U.S. Large Cap Value
                        Series, International Value
                        Series, Tax-Managed Value
                        Series and Tax-Managed
                        Equity Series
----------------------- ----------------------------- ----------------------- -------------
Finance-Doc             Asia Pacific Small Company    Monitoring investor     Quarterly
                        Series, Continental Small     exposure and
                        Company Series, Emerging      investment strategy
                        Markets Series, Emerging
                        Markets Small Cap Series,
                        U.S. Large Company Series,
                        U.S. Micro Cap Series, U.S.
                        Small Cap Series, U.S.
                        Large Cap Value Series,
                        Tax-Managed Value Series
                        and Tax-Managed Equity
                        Series

     *    Receive top 500 holdings 15 to 20 days after month-end.

In  addition,  certain  employees  of the Advisor and its  subsidiaries  receive
Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to  perform  their  business  functions.  None of the  Series,  the Master
Series,  the Advisor or any other party receives any  compensation in connection with these arrangements.

The Policy  includes  the  following  procedures  to ensure that  disclosure  of
Holdings  Information is in the best interests of  shareholders,  and to address any conflicts  between the interests of  shareholders,  on the one hand, and the interests  of the  Advisor,  DFAS or any  affiliated  person of the  Trust,  the
Advisor  or  DFAS,  on  the  other.   In  order  to  protect  the  interests  of
shareholders,  the Series,  and to ensure no adverse effect on shareholders,  in the  limited  circumstances  where a  Designated  Person is  considering  making non-public Holdings Information available to a Recipient, the Advisor's Director of  Institutional  Services and the Chief  Compliance  Officer will consider any conflicts of interest.  If the Chief Compliance Officer,  following  appropriate due diligence,  determines that (1) the Series or Master Series,  as applicable, has  a  legitimate  business  purpose  for  providing  the  non-public  Holdings
Information  to  a  Recipient,   and  (2)  disclosure  of  non-public   Holdings
Information to the Recipient would be in the best interests of shareholders  and will not adversely affect the  shareholders,  then the Chief Compliance  Officer may approve the proposed disclosure.

The Chief Compliance  Officer  documents all disclosures of non-public  Holdings
Information (including the legitimate business purpose for the disclosure),  and periodically  reports to the Boards on such  arrangements.  The Chief Compliance
Officer is also  responsible for ongoing  monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief
Compliance  Officer  on an annual  basis.  Specifically,  the  Chief  Compliance
Officer requests an annual  certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested  certifications  are prohibited from receiving non-public Holdings Information.

The  Boards  exercise  continuing   oversight  of  the  disclosure  of  Holdings
Information by: (1) overseeing the  implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Trust; (2) considering reports and  recommendations  by the Chief  Compliance  Officer  concerning  the implementation of the Policy and any material  compliance matters that may arise in connection with the Policy; and (3) considering  whether to approve or ratify any  amendments to the Policy.  The Advisor and the Boards  reserve the right to amend the Policy at any time,  and from time to time without  prior  notice,  in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No
person is  authorized  to  disclose  Holdings  Information  or other  investment positions (whether online at http://www.dimensional.com,  in writing, by fax, by
e-mail,  orally or by other  means)  except in  accordance  with the Policy.  In addition,  no person is authorized to make disclosure  pursuant to the Policy if such  disclosure  is otherwise in violation of the  antifraud  provisions of the federal securities laws.

The Policy  prohibits a Series,  a Master  Series,  the Advisor or an  affiliate thereof from receiving any  compensation or other  consideration of any type for the purpose of obtaining  disclosure of non-public Holdings Information or other investment positions.  "Consideration" includes any agreement to maintain assets in the Series or Master  Series or in other  investment  companies  or  accounts managed by the Advisor or by any affiliated person of the Advisor.

The  Policy and its  procedures  are  intended  to  provide  useful  information
concerning   the  Series  and  Master   Series  to  existing   and   prospective
shareholders,  while at the same time  preventing  the  improper use of Holdings
Information.  However,  there can be no  assurance  that the  furnishing  of any
Holdings  Information is not susceptible to inappropriate uses,  particularly in the hands of sophisticated  investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Item 12.  Management of the Fund.

Item  12(a),  (b) and (c) The Board of  Trustees  (the  "Board") of the Trust is
responsible  for  establishing  the  Trust's  policies  and for  overseeing  the management  of the  Trust.  The  Board  has two  standing  committees,  an Audit
Committee  and  a  Portfolio  Performance  and  Service  Review  Committee  (the
"Performance  Committee").  The  Audit  Committee  is  comprised  of  George  M.
Constantinides,  Roger G. Ibbotson and Abbie J. Smith.  Each member of the Audit
Committee is a disinterested Trustee. The Audit Committee for the Board oversees the Trust's  accounting  and financial  reporting  policies and  practices,  the
Trust's internal controls,  the Trust's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.
The Audit  Committee for the Board  recommends  the  appointment  of the Trust's independent registered public accounting firm and also acts as a liaison between the Trust's  independent  registered  public accounting firm and the full Board.
There were four Audit  Committee  meetings  for the Trust held during the fiscal year ended November 30, 2007.

The Performance  Committee is comprised of Messrs.  Constantinides and Ibbotson,
Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton.  Each member of the Trust's Performance  Committee is a disinterested  Trustee.  The Performance
Committee  regularly  reviews and monitors  the  investment  performance  of the
Trust's  series and reviews the  performance of the Trust's  service  providers.
There were six Performance  Committee meetings held during the fiscal year ended
November 30, 2007.

Certain  biographical  information  for  each  disinterested  Trustee  and  each interested  Trustee of the Trust is set forth in the tables  below,  including a description  of each  Trustee's  experience  as a Trustee  of the Trust and as a director  or  trustee  of  other  funds,  as well as other  recent  professional experience.

Disinterested Trustees

---------------------- ----------- ------------ ------------------------------- --------------- ----------------------
                                                                                Portfolios
                                   Term of                                      within the
                                   Office(1)                                    DFA Fund        Other Directorships
                                   and Length   Principal Occupation During     Complex(2)+     of Public Companies
Name, Address and Age  Position    of Service   Past 5 Years                    Overseen        Held
---------------------- ----------- ------------ ------------------------------- --------------- ----------------------
George M.              Trustee     Since        Leo Melamed Professor of        90 portfolios
Constantinides                     Inception    Finance, Graduate School of     in 4
Graduate School of                              Business, University of         investment
Business, University                            Chicago.                        companies
of Chicago
5807 S. Woodlawn
Avenue
Chicago, IL 60637
Age: 60
---------------------- ----------- ------------ ------------------------------- --------------- ----------------------
John P. Gould          Trustee     Since        Steven G. Rothmeier             90 portfolios   Trustee, Harbor Fund
Graduate School of                 Inception    Distinguished Service           in 4            (registered
Business, University                            Professor of Economics,         investment      investment company)
of Chicago                                      Graduate School of Business,    companies       (14 Portfolios)
5807 S. Woodlawn                                University of Chicago (since                    (since 1994).
Avenue                                          1965). Member of the Board of
Chicago, IL 60637                               Milwaukee Insurance Company
Age: 69                                         (since 1997). Member
                                                Competitive Markets Advisory
                                                Committee, Chicago Mercantile
                                                Exchange (futures trading
                                                exchange) (since 2004).
                                                Formerly, Director of UNext
                                                Inc. (1999-2006). Formerly,
                                                Senior Vice President,
                                                Lexecon Inc. (economics, law,
                                                strategy, and finance
                                                consulting) (1994-2004).
                                                Formerly, President, Cardean
                                                University (division of
                                                UNext) (1999-2001).
---------------------- ----------- ------------ ------------------------------- --------------- ----------------------
Roger G. Ibbotson      Trustee     Since        Professor in Practice of        90 portfolios
Yale School of                     Inception    Finance, Yale School of         in 4
Management                                      Management (since 1984).        investment
P.O. Box 208200                                 Director, BIRR Portfolio        companies
New Haven, CT                                   Analysis, Inc. (software
06520-8200                                      products) (since 1990).
Age: 64                                         Consultant to Morningstar,
                                                Inc. (since 2006). Chairman,
                                                CIO and Partner, Zebra
                                                Capital Management, LLC
                                                (hedge fund manager) (since
                                                2001). Formerly, Chairman,
                                                Ibbotson Associates, Inc.,
                                                Chicago, IL (software, data,
                                                publishing and consulting)
                                                (1977-2006).
---------------------- ----------- ------------ ------------------------------- --------------- ----------------------
Robert C. Merton       Trustee     Since 2003   John and Natty McArthur         90 portfolios   Director, Vical
Harvard Business                                University Professor,           in 4            Incorporated
School                                          Graduate School of Business     investment      (biopharmaceutical
353 Baker Library                               Administration, Harvard         companies       product development)
Soldiers Field                                  University (since 1998).                        (since 2002).
Boston, MA 02163                                George Fisher Baker Professor
Age: 63                                         of Business Administration,
                                                Graduate School of Business
                                                Administration, Harvard
                                                University (1988-1998).
                                                Co-founder, Chief Science
                                                Officer and Director, Trinsum
                                                Group, a successor to
                                                Integrated Finance Limited
                                                (investment banking advice
                                                and strategic consulting)
                                                (since 2002). Director,
                                                MFRisk, Inc. (risk management
                                                software) (since 2001).
                                                Director, Peninsula Banking
                                                Group (bank) (since 2003).
                                                Director, Community First
                                                Financial Group (bank holding
                                                company) (since 2003).
                                                Advisory Board Member, Alpha
                                                Simplex Group (hedge fund)
                                                (2001-2007). Member
                                                Competitive Markets Advisory
                                                Council, Chicago Mercantile
                                                Exchange (futures trading
                                                exchange) (since 2004).
                                                Formerly, Advisory Board
                                                Member, NuServe (insurance
                                                software) (2001-2003).
---------------------- ----------- ------------ ------------------------------- --------------- ----------------------
Myron S. Scholes       Trustee     Since        Frank E. Buck Professor         90 portfolios   Director, American
Platinum Grove Asset               Inception    Emeritus of Finance, Stanford   in 4            Century Fund Complex
Management, L.P.                                University (since 1981).        investment      (registered
Reckson Executive                               Chairman, Platinum Grove        companies       investment
Park                                            Asset Management L.P. (hedge                    companies) (37
1100 King Street,                               fund) (formerly, Oak Hill                       Portfolios) (since
Building 4                                      Platinum Partners) (since                       1981); and Director,
Rye Brook, NY 10573                             1999). Formerly, Managing                       Chicago Mercantile
Age: 66                                         Partner, Oak Hill Capital                       Exchange Holdings
                                                Management (private equity                      Inc. (since 2000).
                                                firm) (until 2004). Director,
                                                Chicago Mercantile Exchange
                                                (since 2001).
---------------------- ----------- ------------ ------------------------------- --------------- ----------------------
Abbie J. Smith         Trustee     Since 2000   Boris and Irene Stern           90 portfolios   Director, HNI
Graduate School of                              Professor of Accounting,        in 4            Corporation
Business, University                            Graduate School of Business,    investment      (formerly known as
of Chicago                                      University of Chicago (since    companies       HON Industries Inc.)
5807 S. Woodlawn                                1980). Formerly, Marvin Bower                   (office furniture)
Avenue                                          Fellow, Harvard Business                        (since 2000) and
Chicago, IL 60637                               School (2001-2002).                             Director, Ryder
Age: 54                                                                                         System Inc.
                                                                                                (transportation,
                                                                                                logistics and
                                                                                                supply-chain
                                                                                                management) (since
                                                                                                2003).
---------------------- ----------- ------------ ------------------------------- --------------- ----------------------

Interested Trustees

The following  Interested Trustees are described as such because they are deemed to be "interested  persons," as that term is defined in the  Investment  Company
Act of 1940, due to their positions with the Advisor.

-------------------- ------------- ------------- ------------------------------ -------------- -----------------------
                                   Term of                                      Portfolios
                                   Office(1)                                    within the
                                   and                                          DFA Fund       Other Directorships
Name, Address and                  Length of     Principal Occupation During    Complex(2)+    of Public Companies
Age                  Position      Service       Past 5 Years                   Overseen       Held
-------------------- ------------- ------------- ------------------------------ -------------- -----------------------
David G. Booth       Chairman,     Since         Chairman, Director/Trustee,    90
1299 Ocean Avenue    Director,     Inception     President, Chief Executive     portfolios
Santa Monica, CA     President,                  Officer and, formerly, Chief   in 4
90401                and Chief                   Investment Officer (2003 to    investment
Age: 61              Executive                   3/30/2007) of the following    companies
                     Officer                     companies: Dimensional Fund
                                                 Advisors LP, DFA Securities
                                                 Inc., Dimensional Emerging
                                                 Markets Value Fund Inc.,
                                                 DFAIDG, DIG and The DFA
                                                 Investment Trust Company.
                                                 Chairman, Director,
                                                 President, Chief Executive
                                                 Officer, and Chief
                                                 Investment Officer of
                                                 Dimensional Holdings Inc.
                                                 Director of Dimensional Fund
                                                 Advisors Ltd. and formerly,
                                                 Chief Investment Officer.
                                                 Director, President and
                                                 Chief Investment Officer
                                                 (beginning in 2003) of DFA
                                                 Australia Limited. Formerly,
                                                 Director of Dimensional
                                                 Funds PLC. Limited Partner,
                                                 Oak Hill Partners and VSC
                                                 Investors, LLC. Director,
                                                 University of Chicago
                                                 Business School. Formerly,
                                                 Director, SA Funds
                                                 (registered investment
                                                 company). Chairman, Director
                                                 and Chief Executive Officer
                                                 of Dimensional Fund Advisors
                                                 Canada Inc. Formerly,
                                                 Director of Assante
                                                 Corporation (investment
                                                 management).
-------------------- ------------- ------------- ------------------------------ -------------- -----------------------
Rex A. Sinquefield   Trustee       Since         Director/Trustee (and prior    90
The Show Me                        Inception     to 2006, Chairman, and prior   portfolios
Institute                                        to 2003, Chief Investment      in 4
7777 Bonhomme                                    Officer) of the following      investment
Ave., Suite 2150                                 companies: Dimensional Fund    companies
Clayton, MO 63105                                Advisors LP, Dimensional
Age: 63                                          Emerging Markets Value Fund
                                                 Inc., DFAIDG, DIG and The
                                                 DFA Investment Trust
                                                 Company. Director of
                                                 Dimensional Holdings Inc.
                                                 Prior to 2006, Director (and
                                                 prior to 2003, Chief
                                                 Investment Officer) of DFA
                                                 Australia Limited and DFA
                                                 Securities Inc. Prior to
                                                 2006, Director of
                                                 Dimensional Fund Advisors
                                                 Ltd., Dimensional Funds PLC
                                                 and Dimensional Fund
                                                 Advisors Canada Inc. Trustee
                                                 and Member of Investment
                                                 Committee, St. Louis
                                                 University (since 2003).
                                                 Life Trustee and Member of
                                                 Investment Committee, DePaul
                                                 University. Director, The
                                                 German St. Vincent Orphan
                                                 Home. Member of Investment
                                                 Committee, Archdiocese of
                                                 St. Louis. Trustee and
                                                 Member of Investment
                                                 Committee, St. Louis Art
                                                 Museum (since 2005).
                                                 President and Director, The
                                                 Show Me Institute (public
                                                 policy research) (since
                                                 2006). Trustee, St. Louis
                                                 Symphony Orchestra (since
                                                 2005). Trustee, Missouri
                                                 Botanical Garden (since
                                                 2005).
-------------------- ------------- ------------- ------------------------------ -------------- -----------------------

(1)  Each Trustee holds office for an indefinite term until his or her successor is elected and qualified.

(2)  Each  Trustee  is a  director  or  trustee  of each of the four  registered investment companies within the DFA Fund Complex, which include: the Trust;
     DFA Investment  Dimensions Group Inc.;  Dimensional  Investment Group Inc.;
     and the  Dimensional  Emerging  Markets Value Fund Inc. Each  Disinterested
     Director also serves on the Independent Review Committee of the Dimensional
     Funds,  mutual funds  registered  in the provinces of Canada and managed by the Advisors affiliate, Dimensional Fund Advisors Canada Inc.

+    The term DFA Fund Complex refers to all registered investment companies for which the Advisor  performs  advisory or  administrative  services  and for which the individuals listed above serve as directors on the boards of such companies.

Information  relating to each Trustee's ownership of shares of the Series of the
Trust and in all registered  investment  companies in the DFA Fund Complex as of
December 31, 2007 is set forth in the chart below.

----------------------------------- ----------------------------------- -----------------------------------
                                                                         Aggregate Dollar Range of Shares
                                                                          Owned in All Funds Overseen by
                                      Dollar Range of Series Shares      Trustee in Family of Investment
               Name                               Owned                             Companies
----------------------------------- ----------------------------------- -----------------------------------

Disinterested Trustees:
----------------------------------- ----------------------------------- -----------------------------------
George M. Constantinides                           None                                None
----------------------------------- ----------------------------------- -----------------------------------
John P. Gould                                      None                                None
----------------------------------- ----------------------------------- -----------------------------------
Roger G. Ibbotson                                  None                           Over $100,000
----------------------------------- ----------------------------------- -----------------------------------
Robert C. Merton                                   None                                None
----------------------------------- ----------------------------------- -----------------------------------
Myron S. Scholes                                   None                          $50,001-100,000
----------------------------------- ----------------------------------- -----------------------------------
Abbie J. Smith                                     None                                None
----------------------------------- ----------------------------------- -----------------------------------

----------------------------------- ----------------------------------- -----------------------------------
                                                                         Aggregate Dollar Range of Shares
                                                                          Owned in All Funds Overseen by
                                      Dollar Range of Series Shares      Trustees in Family of Investment
               Name                               Owned                             Companies
----------------------------------- ----------------------------------- -----------------------------------
Interested Trustees:
----------------------------------- ----------------------------------- -----------------------------------
David G. Booth                                     None                           Over $100,000
----------------------------------- ----------------------------------- -----------------------------------
Rex A. Sinquefield                                 None                           Over $100,000
----------------------------------- ----------------------------------- -----------------------------------

Compensation.  Set forth below is a table listing,  for each Trustee entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 2007 and the total  compensation  received from all four registered  investment  companies  for which the  Advisor  served as  investment advisor or  administrator  during that same fiscal year. The table also provides the compensation  paid by the Trust to the Trust's Chief Compliance  Officer for
the fiscal year ended November 30, 2007.

                                                     Pension or                              Total
                                     Aggregate       Retirement                           Compensation
                                   Compensation     Benefits as        Estimated           from Funds
                                     from the         Part of        Annual Benefit   and DFA Fund Complex
Name and Position                      Trust          Expenses      upon Retirement     Paid to Trustees+
George M. Constantinides..........    $62,659           N/A               N/A               $163,333
   Trustee
John P. Gould.....................    $62,659           N/A               N/A               $163,333
   Trustee
Roger G. Ibbotson.................    $66,614           N/A               N/A               $173,333
   Trustee
Robert C. Merton..................    $62,659           N/A               N/A               $163,333
   Trustee
Myron S. Scholes..................    $62,659           N/A               N/A               $163,333
   Trustee
Abbie J. Smith....................    $62,659           N/A               N/A               $163,333
   Trustee
Christopher S. Crossan............   $117,960           N/A               N/A                  N/A
   Chief Compliance Officer

+    The term  "DFA  Fund  Complex"  refers  to the four  registered  investment companies  for  which  the  Advisor  performs  advisory  or  administrative
     services   and  for   which  the   individuals   listed   above   serve  as
     directors/trustees on the Boards of Directors/Trustees of such companies.

*    Under a deferred  compensation  plan (the "Plan") adopted effective January
     1, 2002, the  disinterested  Trustees of the Trust may defer receipt of all or a portion of the  compensation for serving as members of the four Boards of  Directors/Trustees  of the investment companies in the DFA Fund Complex
     (the "DFA Funds").  Amounts  deferred  under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the "Reference  Funds").  The amounts ultimately received by the  disinterested  Trustees under the Plan will be directly  linked to the investment  performance  of  the  Reference  Funds.  Deferral  of  fees  in accordance with the Plan will have a negligible  effect on a fund's assets, liabilities,  and net  income per  share,  and will not  obligate a fund to retain the services of any  disinterested  Trustee or to pay any particular level of compensation  to the  disinterested  Trustee.  The total amount of deferred  compensation  accrued by the disinterested  Trustees from the DFA
     Fund  Complex  who  participated  in the Plan  during the fiscal year ended
     November 30, 2007 is as follows:  $173,333  (Mr.  Ibbotson);  $163,333 (Mr.
     Scholes);  and $163,333 (Ms.  Smith).  A disinterested  Trustee's  deferred compensation will be distributed at the earlier of: (a) January in the year
     after  the   disinterested   Trustee's   resignation  from  the  Boards  of
     Directors/Trustees  of the DFA Funds,  or death or disability,  or (b) five years  following the first deferral,  in such amounts as the  disinterested
     Trustee has  specified.  The  obligations of the DFA Funds to make payments under the Plan will be  unsecured  general  obligations  of the DFA  Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, age,  information  regarding positions with the Trust and the principal  occupation for each officer of the Trust. The address of each officer is 1299 Ocean Avenue,  Santa Monica,  CA 90401.  Each officer listed below holds the  same  office  (except  as  otherwise  noted)  in  the  following  entities:
Dimensional  Fund Advisors LP, DFA Securities Inc.,  Dimensional  Holdings Inc.,
DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA
Investment  Trust  Company,  and  Dimensional  Emerging  Markets Value Fund Inc.
(collectively, the "DFA Entities").

------------------------------ ---------------------- ---------- -----------------------------------------------------
                                                      Term of
                                                      Office(1)
                                                      and
                                                      Length
                                                      of
        Name and Age                 Position         Service          Principal Occupation During Past 5 Years
------------------------------ ---------------------- ---------- -----------------------------------------------------
M. Akbar Ali                   Vice President         Since      Vice President of all the DFA Entities. Portfolio
Age: 36                                               2005       Manager of Dimensional Fund Advisors LP (since
                                                                 August 2002).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Darryl D. Avery                Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 41                                               2005       institutional client service representative of
                                                                 Dimensional Fund Advisors LP (June 2002 to January
                                                                 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Arthur H. Barlow               Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 52                                               1993       Vice President of DFA Australia Limited and
                                                                 Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Scott A. Bosworth              Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 39                                               2007       Director of Dimensional Fund Advisors LP (since
                                                                 November 1997).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Valerie A. Brown               Vice President and     Since      Vice President and Assistant Secretary of all the
Age: 41                        Assistant Secretary    2001       DFA Entities, DFA Australia Limited, Dimensional
                                                                 Fund Advisors Ltd., and Dimensional Fund Advisors
                                                                 Canada Inc.
------------------------------ ---------------------- ---------- -----------------------------------------------------
David P. Butler                Vice President         Since      Vice President of all the DFA Entities. Director of
Age: 43                                               2007       US Financial Services of Dimensional Fund Advisors
                                                                 LP (since January 2005). Formerly, Regional
                                                                 Director of Dimensional Fund Advisors LP (January
                                                                 1995 to January 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Patrick Carter                 Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 46                                               2007       Director of Dimensional Fund Advisors LP (since
                                                                 March 2006). Formerly, Director of Merrill Lynch
                                                                 Retirement Group (December 1998 to March 2006).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Stephen A. Clark               Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 35                                               2004       Portfolio Manager of Dimensional Fund Advisors LP
                                                                 (April 2001 to April 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Robert P. Cornell              Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 59                                               2007       Director of Financial Services Group of Dimensional
                                                                 Fund Advisors LP (since August 1993).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Christopher S. Crossan         Vice President and     Since      Vice President and Chief Compliance Officer of all
Age: 42                        Chief Compliance       2004       the DFA Entities. Formerly, Senior Compliance
                               Officer                           Officer of INVESCO Institutional, Inc. and its
                                                                 affiliates (August 2000 to January 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
James L. Davis                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 51                                               1999       Vice President of DFA Australia Limited and
                                                                 Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Robert T. Deere                Vice President         Since      Vice President of all the DFA Entities and DFA
Age: 50                                               1994       Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Robert W. Dintzner             Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 38                                               2001       April 2001, marketing supervisor and marketing
                                                                 coordinator for Dimensional Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Kenneth Elmgren                Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 53                                               2007       Managing Principal of Beverly Capital (May 2004 to
                                                                 September 2006); Principal of Wydown Capital
                                                                 (September 2001 to May 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Richard A. Eustice             Vice President and     Since      Vice President and Assistant Secretary of all the
Age: 42                        Assistant Secretary    1998       DFA Entities and DFA Australia Limited. Formerly,
                                                                 Vice President of Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Eugene F. Fama, Jr.            Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 47                                               1993       Vice President of DFA Australia Limited and
                                                                 Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Gretchen A. Flicker            Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 36                                               2004       April 2004, institutional client service
                                                                 representative of Dimensional Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Jed S. Fogdall                 Vice President         Since      Vice President of all the DFA Entities.  Portfolio
Age: 33                                               2008       Manager for Dimensional Fund Advisors LP (since
                                                                 September 2004).  Prior to September 2004, Staff
                                                                 Engineer at The Boeing Company (1997-2004);
                                                                 Graduate Student at the University of California,
                                                                 Los Angeles (2000-2003).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Glenn S. Freed                 Vice President         Since      Vice President of all the DFA Entities.
Age: 46                                               2001
------------------------------ ---------------------- ---------- -----------------------------------------------------
Mark R. Gochnour               Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 40                                               2007       Director of Dimensional Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Henry F. Gray                  Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 40                                               2000       July 2000, Portfolio Manager of Dimensional Fund
                                                                 Advisors LP. Formerly, Vice President of DFA
                                                                 Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
John T. Gray                   Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 33                                               2007       Regional Director of Dimensional Fund Advisors LP
                                                                 (January 2005 to February 2007).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Darla Hastings                 Vice President         Since      Vice President of all the DFA Entities. Chief
Age: 52                                               2007       Marketing Officer of Dimensional Fund Advisors LP.
                                                                 Formerly, Senior Vice President, Customer
                                                                 Experience for Benchmark Assisted Living (May 2005
                                                                 to April 2006); Executive Vice President and Chief
                                                                 Marketing Officer of State Street Corporation
                                                                 (September 2001 to October 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Joel H. Hefner                 Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 40                                               2007       Director of Dimensional Fund Advisors LP (since
                                                                 June 1998).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Julie C. Henderson             Vice President and     Since      Vice President and Fund Controller of all the DFA
Age: 34                        Fund Controller        2005       Entities. Formerly, Senior Manager at
                                                                 PricewaterhouseCoopers LLP (July 1996 to April
                                                                 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Kevin B. Hight                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 40                                               2005       Regional Director of Dimensional Fund Advisors LP
                                                                 (March 2003 to March 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Christine W. Ho                Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 40                                               2004       April 2004, Assistant Controller of Dimensional
                                                                 Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Jeff J. Jeon                   Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 34                                               2004       April 2004, Counsel of Dimensional Fund Advisors
                                                                 LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Patrick M. Keating             Vice President         Since      Vice President of all the DFA Entities and Chief
Age: 53                                               2003       Operating Officer of Dimensional Fund Advisors LP.
                                                                 Director, Vice President, and Chief Privacy Officer
                                                                 of Dimensional Fund Advisors Canada Inc. Director
                                                                 of DFA Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Joseph F. Kolerich             Vice President         Since      Vice President of all the DFA Entities. Portfolio
Age: 36                                               2004       Manager for Dimensional Fund Advisors LP (since
                                                                 April 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Michael F. Lane                Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 40                                               2004       Vice President of Advisor Services at TIAA-CREF
                                                                 (July 2001 to September 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Kristina M. LaRusso            Vice President         Since      Vice President of all DFA Entities. Formerly,
Age: 32                                               2006       Operations Supervisor of Dimensional Fund Advisors
                                                                 LP (March 2003 to December 2006).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Inmoo Lee                      Vice President         Since      Vice President of all DFA Entities.  Associate
Age: 41                                               2007       Professor, Department of Finance and Accounting,
                                                                 Business School, National University of Singapore
                                                                 (7/2004 - present) Associate Professor, College of
                                                                 Business Administration,  Korea University (9/2001
                                                                 - 5/2006).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Juliet H. Lee                  Vice President         Since      Vice President of all the DFA Entities. Human
Age: 37                                               2005       Resources Manager of Dimensional Fund Advisors LP
                                                                 (since January 2004). Formerly, Assistant Vice
                                                                 President for Metropolitan West Asset Management
                                                                 LLC (February 2001 to December 2003).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Aaron M. Marcus                Vice President and     Since      Vice President and Head of Global Human Resources
Age: 38                        Head of Global Human   2008       of Dimensional Fund Advisors LP.  Formerly, Global
                               Resources                         Head of Recruiting and Vice President of Goldman
                                                                 Sachs & Co. (June 2006 to January 2008); Global
                                                                 Co-Head of HR of the Equities & FICC Division, and
                                                                 Vice President of Goldman Sachs & Co. (May 2005 to
                                                                 May 2006); Head of Americas Campus Recruiting and
                                                                 Vice President of Goldman Sachs & Co. (April 2003
                                                                 to May 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
David R. Martin                Vice President,        Since      Vice President, Chief Financial Officer and
Age: 51                        Chief Financial        2007       Treasurer of Dimensional Fund Advisors LP.
                               Officer and Treasurer             Director, Vice President, Chief Financial Officer
                                                                 and Treasurer of Dimensional Fund Advisors Ltd. and
                                                                 DFA Australia Limited.  Chief Financial Officer,
                                                                 Treasurer, and Vice President of Dimensional Fund
                                                                 Advisors Canada Inc.  Director of Dimensional Funds
                                                                 PLC and Dimensional Funds II PLC.  Formerly,
                                                                 Executive Vice President and Chief Financial
                                                                 Officer of Janus Capital Group Inc. (June 2005 to
                                                                 March 2007); Senior Vice President of Finance at
                                                                 Charles Schwab & Co., Inc. (March 1999 to May 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Heather E. Mathews             Vice President         Since      Vice President of all the DFA Entities and
Age: 38                                               2004       Dimensional Fund Advisors Ltd. Prior to April 2004,
                                                                 Portfolio Manager for Dimensional Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Catherine L. Newell            Vice President and     Vice       Vice President and Secretary of all the DFA
Age: 43                        Secretary              President  Entities. Vice President and Assistant Secretary of
                                                      since      DFA Australia Limited. Director, Vice President and
                                                      1997 and   Secretary of Dimensional Fund Advisors Ltd. (since
                                                      Secretary  February 2002, April 1997, and May 2002,
                                                      since      respectively). Vice President and Secretary of
                                                      2000       Dimensional Fund Advisors Canada Inc. Director of
                                                                 Dimensional Funds PLC and Dimensional Funds II PLC
                                                                 (since 2002 and 2006, respectively). Formerly,
                                                                 Assistant Secretary of all DFA Entities and
                                                                 Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Gerard K. O'Reilly             Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 31                                               2007       Research Associate of Dimensional Fund Advisors LP
                                                                 (2004 to 2006); Research Assistant in PhD program,
                                                                 Aeronautics Department California Institute of
                                                                 Technology (1998 to 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Carmen Palafox                 Vice President         Since      Vice President of all the DFA Entities. Operations
Age: 33                                               2006       Manager of Dimensional Fund Advisors LP (since May
                                                                 1996).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Sonya K. Park                  Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 35                                               2005       Institutional client service representative of
                                                                 Dimensional Fund Advisors LP (February 2002 to
                                                                 January 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
David A. Plecha                Vice President         Since      Vice President of all the DFA Entities, DFA
Age: 46                                               1993       Australia Limited and Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Ted Randall                    Vice President         Since      Vice President of all the DFA Entities.  Formerly,
Age: 34                                               2008       Research Associate of Dimensional Fund Advisors LP
                                                                 (2006 to 2008); Systems Developer of Dimensional
                                                                 Fund Advisors LP (2001 to 2006).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Eduardo A. Repetto             Vice President and     Vice       Chief Investment Officer (beginning March 2007) and
Age: 41                        Chief Investment       President  Vice President of all the DFA Entities, DFA
                               Officer                since      Australia Limited and Dimensional Fund Advisors
                                                      2002 and   Canada Inc.  Formerly, Research Associate for
                                                      Chief      Dimensional Fund Advisors LP (June 2000 to April
                                                      Investment 2002).
                                                      Officer
                                                      since
                                                      2007
------------------------------ ---------------------- ---------- -----------------------------------------------------
L. Jacobo Rodriguez            Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 36                                               2005       Institutional client service representative of
                                                                 Dimensional Fund Advisors LP (August 2004 to July
                                                                 2005); Financial Services Analyst, Cato Institute
                                                                 (September 2001 to June 2004); Book Review Editor,
                                                                 Cato Journal, Cato Institute (May 1996 to June
                                                                 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
David E. Schneider             Vice President         Since      Vice President of all the DFA Entities. Director of
Age: 62                                               2001       Institutional Services.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Ted R. Simpson                 Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 39                                               2007       Director of Dimensional Fund Advisors (since
                                                                 December 2002).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Bryce D. Skaff                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 33                                               2007       Regional Director of Dimensional Fund Advisors
                                                                 (December 1999 to January 2007).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Grady M. Smith                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 51                                               2004       Portfolio Manager of Dimensional Fund Advisors LP
                                                                 (August 2001 to April 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Carl G. Snyder                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 44                                               2000       Vice President of DFA Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Lawrence R. Spieth             Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 60                                               2004       April 2004, Regional Director of Dimensional Fund
                                                                 Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Bradley G. Steiman             Vice President         Since      Vice President of all the DFA Entities and Director
Age: 35                                               2004       and Vice President of Dimensional Fund Advisors
                                                                 Canada Inc.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Karen E. Umland                Vice President         Since      Vice President of all the DFA Entities, DFA
Age: 42                                               1997       Australia Limited, Dimensional Fund Advisors Ltd.,
                                                                 and Dimensional Fund Advisors Canada Inc.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Carol W. Wardlaw               Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 49                                               2004       April 2004, Regional Director of Dimensional Fund
                                                                 Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Weston J. Wellington           Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 57                                               1997       Vice President of DFA Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Daniel M. Wheeler              Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 63                                               2001       2001 and currently, Director of Global Financial
                                                                 Advisor Services of Dimensional Fund Advisors LP.
                                                                 Director of Dimensional Fund Advisors Ltd. (since
                                                                 October 2003) and President of Dimensional Fund
                                                                 Advisors Canada Inc. (since June 2003).
------------------------------ ---------------------- ---------- -----------------------------------------------------
W. Ryan Wiley                  Vice President         Since      Vice President of all the DFA Entities. Senior
Age: 31                                               2007       Trader of Dimensional Fund Advisors LP. Formerly,
                                                                 Portfolio Manager (2006 to 2007) and Trader (2001
                                                                 to 2006).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Paul E. Wise                   Vice President         Since      Vice President of all the DFA Entities. Chief
Age: 53                                               2005       Technology Officer for Dimensional Fund Advisors LP
                                                                 (since 2004). Formerly, Principal of Turnbuckle
                                                                 Management Group (January 2002 to August 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------

(1)  Each  officer  holds office for an  indefinite  term at the pleasure of the
     Board of Trustees and until his or her successor is elected and qualified.

Item 12(d)  Sales Loads.  Not applicable.

Item 12(e) Code of Ethics.  The Trust,  the Advisor and DFA Securities Inc. have adopted a Code of  Ethics,  under Rule 17j-1 of the  Investment  Company  Act of
1940, for certain  access persons of the Series.  The Code of Ethics is designed to ensure that access  persons act in the best interests of the Series and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics,  access persons are generally  prohibited  from  knowingly  buying or
selling  securities  (except  for  shares  of  mutual  funds,  U.S.   government
securities  and money market  instruments)  which are being  purchased,  sold or considered for purchase or sale by a Series unless the access persons'  proposed purchases  are  approved in advance.  The Code of Ethics also  contains  certain reporting requirements and securities trading clearance procedures.

Item 12(f)  Proxy  Voting  Policies.  The Board of Trustees of the Trust and the
Board of Directors of DFAIDG and have  delegated  the  authority to vote proxies for the portfolio securities held by the Series and Master Series to the Advisor in  accordance  with the Proxy  Voting  Policies  and  Procedures  (the  "Voting
Policies")  and Proxy Voting  Guidelines  ("Voting  Guidelines")  adopted by the
Advisor. The Voting Guidelines have been developed by Institutional  Shareholder
Services,  an  independent  third party service  provider  ("ISS"),  except with respect to certain  matters for which the Advisor has  modified the standard ISS voting guidelines.  A concise summary of the Voting Guidelines is provided in an
Appendix to this SAI.

The Investment Committee at the Advisor is generally  responsible for overseeing the  Advisor's  proxy voting  process.  The  Investment  Committee  has formed a
Corporate Governance Committee composed of certain officers, directors and other personnel  of the Advisor and has  delegated  to its  members  authority  to (i)
oversee  the  voting  of  proxies,  (ii) make  determinations  as to how to vote certain specific proxies,  (iii) verify the on-going  compliance with the Voting
Policies,  and (iv) review the Voting  Policies  from time to time and recommend changes to the  Investment  Committee.  The Corporate  Governance  Committee may
designate  one or more of its members to oversee  specific,  ongoing  compliance with respect to the Voting  Policies and may  designate  other  personnel of the
Advisor to vote proxies on behalf of the Series and Master Series, including all authorized traders of the Advisor.

The Advisor votes (or refrains from voting) proxies in a manner  consistent with the best  interests of the Series and Master Series as understood by the Advisor at the time of the vote.  Generally,  the Advisor  analyzes proxy  statements on behalf of the Series and Master  Series in accordance  with the Voting  Policies and the Voting Guidelines.  Most proxies that the Advisor receives will be voted in  accordance  with the  Voting  Guidelines.  Since most  proxies  are voted in accordance with the Voting Guidelines, it normally will not be necessary for the
Advisor  to make an  actual  determination  of how to vote a  particular  proxy, thereby  largely  eliminating  conflicts of interest for the Advisor  during the proxy voting process.  However,  the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Series or the Master Series, and the interests of the Advisor or its affiliates. If the
Corporate  Governance  Committee  member has actual  knowledge  of a conflict of interest and recommends a vote contrary to the Voting  Guidelines,  the Advisor,
prior  to  voting,   will  fully   disclose   the   conflict  to  the  Board  of
Trustees/Directors  of the applicable  Series or Master Series, or an authorized committee of such Board,  and vote the proxy in accordance with the direction of the Board or its authorized committee.

The Advisor will usually vote proxies in accordance with the Voting  Guidelines.
The Voting  Guidelines  provide a framework  for analysis  and decision  making, however,  the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and  circumstances  related to a proxy vote,  the Advisor  reserves the right to vote counter to the Voting  Guidelines if, after a review of the matter,  the Advisor  believes that the best interests of the  Series  or  Master  Series  would be  served  by such a vote.  In such a circumstance,  the  analysis  will be  documented  in writing  and  periodically presented to the Corporate Governance  Committee.  To the extent that the Voting
Guidelines do not cover potential  voting issues,  the Advisor will vote on such issues in a manner that is consistent  with the spirit of the Voting  Guidelines and that the Advisor  believes  would be in the best  interests of the Series or
Master Series.

The Advisor votes (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of a Series or Master Series and which seeks to maximize the value of that  Series' or Master  Series'  investments.  In some cases, the Advisor may determine that it is in the best interests of a Series or
Master Series to refrain from  exercising  proxy voting rights.  The Advisor may determine  that voting is not in the best  interest of a Series or Master Series and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor,  exceed the expected benefits of voting.  For securities  on loan,  the Advisor  will balance the  revenue-producing  value of loans  against  the  difficult-to-assess  value  of  casting  votes.  It is  the
Advisor's  belief that the expected  value of casting a vote  generally  will be less than the securities lending income,  either because the votes will not have significant  economic  consequences or because the outcome of the vote would not be affected by the Advisor  recalling loaned  securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if it determines that  voting  the  securities  is likely to  materially  affect the value of the
Series' or Master  Series'  investment  and that it is in the  Series' or Master
Series'  best  interests to do so. In cases where the Advisor does not receive a solicitation  or enough  information  within a  sufficient  time (as  reasonably determined by the Advisor) prior to the proxy-voting  deadline,  the Advisor may be unable to vote.

With respect to non-U.S.  securities,  it is typically both difficult and costly to vote proxies due to local  regulations,  customs,  and other  requirements or restrictions.  The Advisor  does not vote  proxies of non-U.S.  companies if the
Advisor  determines  that the expected  economic costs from voting  outweigh the anticipated  economic  benefit  to a Series or  Master  Series  associated  with voting. The Advisor determines whether to vote proxies of non-U.S.  companies on
a   portfolio-by-portfolio   basis,  and  generally  implements  uniform  voting
procedures for all proxies of companies in a country.  The Advisor  periodically reviews voting logistics,  including costs and other voting  difficulties,  on a portfolio by portfolio  and country by country  basis,  in order to determine if there have been any material changes that would affect the Advisor's decision of whether or not to vote.  In the event the Advisor is made aware of and  believes an issue to be voted is likely to  materially  affect  the  economic  value of a
Fund,  that its vote is reasonably  likely to influence the ultimate  outcome of the contest,  and the expected  benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Trust have  retained ISS to provide  certain  services  with respect to proxy voting.  ISS will provide  information on  shareholder  meeting dates  and proxy  materials;  translate  proxy  materials  printed  in a foreign language;  provide  research on proxy  proposals and voting  recommendations  in accordance with the Voting Guidelines;  effect votes on behalf of the Series and
Master Series;  and provide reports  concerning the proxies voted.  Although the
Advisor may consider the  recommendations  of ISS on proxy  issues,  the Advisor remains ultimately responsible for all proxy voting decisions.

Information  regarding  how each of the Series and Master  Series voted  proxies related to its portfolio  securities during the 12 month period ended June 30 of each year is available,  no later than August 31 of each year,  without  charge,
(i) upon request,  by calling  collect:  (310) 395-8005 or (ii) on the Advisor's website at  http://www.dimensional.com  and (iii) on the Commission's website at
http://www.sec.gov.

Item 13.  Control Persons and Principal Holders of Securities.

Item 13(a) Control  Persons.  As of February 29, 2008, there were no persons who may be deemed to control the following  Series either by owning more than 25% of the voting  securities  of a Series  directly,  or,  through  the  operation  of pass-through  voting rights, by owning more than 25% of the voting securities of a feeder portfolio investing its assets in a Series.

Item  13(b)  Principal   Holders.   As  of  February  29,  2008,  the  following
shareholders  owned  beneficially at least 5% of the  outstanding  shares of the
Series,  as set forth below.  Unless  otherwise  indicated,  the address of each shareholder is 1299 Ocean Avenue, Santa Monica, CA 90401.

The U.S. Large Company Series

         DFA Investment Dimensions Group Inc. -
         U.S. Large Company Portfolio                         75.84%

         Dimensional Investment Group Inc. -
         U.S. Large Company Institutional Index Portfolio     22.40%

The Enhanced U.S. Large Company Series

         DFA Investment Dimensions Group Inc. -
         Enhanced U.S. Large Company Portfolio                  100%

Tax-Managed Equity Series

         DFA Investment Dimensions Group Inc. -
         Tax-Managed U.S. Equity Portfolio                      100%

Large Cap Value Series

         DFA Investment Dimensions Group Inc. -
         U.S. Large Cap Value Portfolio                       76.35%

         Dimensional Investment Group Inc. -
         U.S. Large Cap Value Portfolio III                   17.96%

Tax-Managed Value Series

         DFA Investment Dimensions Group Inc. -
         Tax-Managed U.S. Marketwide Value Portfolio          71.35%

         Dimensional Investment Group Inc. -
         Tax-Managed U.S. Marketwide Value Portfolio II       28.65%

The Global Value Series

         Global Value Trust                                     100%

Small Cap Value Series

         DFA Investment Dimensions Group Inc. -
         U.S. Small Cap Value Portfolio                         100%

U.S. Small Cap Series

         DFA Investment Dimensions Group Inc. -
         U.S. Small Cap Portfolio                             91.60%

         The DFA Investment Trust Company
         The Global Small Company Series                       5.25%

U.S. Micro Cap Series

         DFA Investment Dimensions Group Inc. -
         U.S. Micro Cap Portfolio                               100%

International Value Series

         Dimensional Investment Group Inc. -
         DFA International Value Portfolio                    69.09%

         Dimensional Investment Group Inc. -
         DFA International Value Portfolio III                12.97%

         Dimensional Investment Group Inc. -
         DFA International Value Portfolio IV                  7.58%

Japanese Series

         DFA Investment Dimensions Group Inc. -
         International Small Company Portfolio                83.58%

         DFA Investment Dimensions Group Inc. -
         Japanese Small Company Portfolio                     13.48%

Asia Pacific Series

         DFA Investment Dimensions Group Inc. -
         International Small Company Portfolio                85.79%

         DFA Investment Dimensions Group Inc. -
         Asia Pacific Small Company Portfolio                 11.90%

United Kingdom Series

         DFA Investment Dimensions Group Inc. -
         International Small Company Portfolio                93.45%

Continental Series

         DFA Investment Dimensions Group Inc. -
         International Small Company Portfolio                89.97%

         DFA Investment Dimensions Group Inc. -
         Continental Small Company Portfolio                   6.87%

The Emerging Markets Series

         DFA Investment Dimensions Group Inc. -
         Emerging Markets Portfolio                           91.71%

         DFA Investment Dimensions Group Inc. -
         Emerging Markets Portfolio II                         8.09%

The Emerging Markets Small Cap Series

         DFA Investment Dimensions Group Inc. -
         Emerging Markets Small Cap Portfolio                 95.49%

One-Year Fixed Income Series

         DFA Investment Dimensions Group Inc. -
         DFA One-Year Fixed Income Portfolio                  99.84%

Two-Year Global Fixed Income Series

         DFA Investment Dimensions Group Inc. -
         DFA Two-Year Global Fixed Income Portfolio           93.65%

The Global Large Company Series

         Global Large Company Trust                             100%

The Global Small Company Series

         Global Small Company Trust                             100%
_____________________

*    Owner of record only.

Item 13(c)  Management  Ownership.  As of February  29,  2008,  the Trustees and
officers as a group owned less than 1% of each Series' outstanding stock.

Item 14. Investment Advisory and Other Services.

Item 14(a)  Investment  Advisers.  The information  provided in response to this item  includes  the  response  to  Item  12(b)(10)  and  is in  addition  to the information  provided in  response to Items  5(a)(1) and (2) in Part A and Items
12(a), (b) and (c) in this Part B.

David G. Booth and Rex A. Sinquefield,  directors and/or officers of the Advisor and Trustees and/or officers of the Trust,  and  shareholders of the outstanding voting stock of the Advisor's  general  partner,  may be considered  controlling persons of the Advisor.

For the services it provides as investment  advisor to each Series of the Trust, the Advisor is paid a monthly fee  calculated  as a percentage  of average daily net assets of the Series. For the fiscal years ended November 30, 2005, 2006 and
2007,  as  applicable,  the  Series  paid  management  fees as set  forth in the following table:

Series                                   2005              2006             2007
                                         (000)            (000)             (000)

U.S. Large Company                 $        967     $      1,122      $      1,201

The Enhanced U.S. Large Company    $        134     $        164      $        183

Large Cap Value                    $      4,847     $      7,124      $     10,188

Tax-Managed Value                  $      4,112     $      5,973      $      7,949

Small Cap Value                    $     13,703     $     16,724      $     19,951

U.S. Small Cap                     $        786     $        972      $      1,150

U.S. Micro Cap                     $      3,497     $      4,419      $      5,082

International Value                $      7,219     $     11,736      $     18,039

Japanese Small Company             $        857     $      1,369      $      1,524

Asia Pacific Small Company         $        356     $        568      $      1,016

United Kingdom Small Company       $        495     $        888      $      1,234

Continental Small Company          $        856     $      1,446      $      2,231

The Emerging Markets               $      1,478     $      2,146      $      3,029

The Emerging Markets Small Cap     $        741     $      1,431      $      2,461

One-Year Fixed Income              $      1,003     $      1,136      $      1,510

Two-Year Global Fixed Income       $        941     $      1,163      $      1,468

Tax-Managed Equity                 $        400     $        622      $        860

Canadian Small Company                      N/A              N/A      $         81

While the Global Series are not subject to a management fee,  investments by the
Global Series in the Master Series are subject to the management fees charged by the respective Master Series.  Pursuant to the Fee Waiver and Expense Assumption
Agreement for the Global Series, the Advisor has agreed to waive its fees and to assume each  Series'  expenses  (including  the  expenses  the Series bears as a shareholder  of its Master Series but excluding the expenses the Series bears as a shareholder of other investment  companies)  ("Series Expenses") to the extent necessary to limit the Series Expenses to the following rates as a percentage of average net assets on an annualized  basis:  0.375% for The Global Value Series;
0.25% for The Global  Large  Company  Series;  and  0.375% for The Global  Small
Company  Series.  At any time that the annualized  expenses of a Series are less than the rate listed above for such Series on an annualized  basis,  the Advisor retains the right to seek  reimbursement  for any fees previously  waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Series' annualized  expenses to exceed the applicable  percentage of average net assets as listed  above.  The  Series are not  obligated  to  reimburse  the
Advisor for fees waived or expenses  assumed by the Advisor more than thirty-six months  prior to the date of such  reimbursement.  The Fee  Waiver  and  Expense
Assumption  Agreement  will remain in effect for a period of one year from April
1,  2008 to April 1,  2009,  and  shall  continue  in  effect  from year to year thereafter unless terminated by the Trust or the Advisor.

Item 14(b)  Principal  Underwriter.  The Trust's  shares are  distributed by DFA
Securities  Inc.  ("DFAS"),  a wholly-owned  subsidiary of the Advisor.  DFAS is registered as a limited purpose  broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers,  Inc.
The  principal  business  address of DFAS is 1299 Ocean  Avenue,  Santa  Monica,
California 90401.

DFAS acts as an agent of the Trust by serving as the  principal  underwriter  of the Trust's shares.  Pursuant to the Trust's Distribution  Agreement,  DFAS uses its best  efforts to seek or arrange for the sale of shares of the Trust,  which are continuously  offered.  No sales charges are paid by investors or the Trust.
No compensation is paid by the Trust to DFAS under the Distribution Agreement.

Item 14(c)  Services  Provided by Each  Investment  Adviser and Expenses Paid by
Third Parties.  The information provided in response to this item is in addition to the information provided in response to Item 5(a)(1) and (2) of Part A.

Initially, the investment management agreement with respect to each Series is in effect for a period of two years.  Thereafter,  each  agreement  may continue in effect for successive annual periods,  provided such continuance is specifically approved at least  annually by a vote of the Trust's Board of Trustees,  or by a vote of the holders of a majority of the Series'  outstanding voting securities, and in either  event by a majority  of the  trustees  who are not parties to the agreement or interested persons of any such party (other than as trustees of the
Trust),  cast in person at a meeting  called  for that  purpose.  An  investment management agreement may be terminated without penalty at any time by the Series or by the Advisor on 60 days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act of 1940.

Item 14(d) Service Agreements. Not applicable.

Item 14(e) Other Investment Advice. Not applicable.

Item 14(f) Dealer Reallowances. Not applicable.

Item 14(g) Rule 12b-1 Plans. Not applicable.

Item 14(h) Other Service Providers.

Item  14(h)(1) and (2) PFPC Inc.  ("PFPC"),  301 Bellevue  Parkway,  Wilmington,
Delaware 19809, serves as the administrative and accounting  services,  dividend disbursing  and transfer  agent for all Trust Series.  The services  provided by
PFPC are  subject to  supervision  by the  executive  officers  and the Board of
Trustees of the Trust, and include day-to-day keeping and maintenance of certain records,  calculation  of the  offering  price  of the  shares,  preparation  of reports,  liaison  with  the  Trust's  custodians,  and  transfer  and  dividend disbursing  agency  services.  For the  administrative  and accounting  services provided by PFPC,  each Series pays PFPC annual fees that are  calculated  daily and paid monthly  according to a fee schedule  based on the aggregate  assets in the Fund Complex,  which  included four  registered  investment  companies and a group trust. The fee schedule is set forth below:

..0110% of the Fund Complex's first $50 billion of average net assets;
..0085% of the Fund Complex's next $25 billion of average net assets; and
..0075% of the Fund Complex's average net assets in excess of $75 billion.

The fees  charged to each Series  under the fee  schedule  are  allocated to the
Series based on the Series' pro rata portion of the  aggregate net assets of the
Fund Complex.

The Series are also subject to monthly base fees. The following  domestic equity and fixed income  Series are subject to a monthly base fee of $1,666:  the Large
Company Series,  Large Cap Value Series, the Tax-Managed Series, Small Cap Value
Series,  U.S. Small Cap Series,  U.S. Micro Cap Series and One-Year Fixed Income
Series. The following  international  equity and fixed income Series are subject to a monthly  base fee of  $2,083:  The  International  Value  Series,  Japanese
Series, Asia Pacific Series, United Kingdom Series, Continental Series, Canadian
Series,  The Emerging Markets Series,  The Emerging Markets Small Cap Series and
Two-Year Global Fixed Income Series. The following funds of funds are subject to a monthly base fee of $1,000:  The Global Value Series, The Global Large Company
Series and The Global Small Company Series.

The Series also pays  separate  fees to PFPC with respect to the  services  PFPC provides as transfer agent and dividend disbursing agent of the Series.

Item 14(h)(3) Citibank,  N.A., 111 Wall Street, New York, New York 10005, is the
global custodian for the following Series:  International Value Series, Japanese
Series,  Asia Pacific Series,  United Kingdom Series,  Continental  Series,  the
Canadian  Series,  the Two-Year  Global Fixed Income  Series,  The Enhanced U.S.
Large  Company  Series  (co-custodian  with PFPC Trust  Company),  The  Emerging
Markets  Series  and The  Emerging  Markets  Small Cap  Series,  and PFPC  Trust
Company, 301 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for all other Series of the Trust. The custodians maintain separate accounts for the
Series;  make receipts and  disbursements of money on behalf of the Series;  and collect and receive  income and other payments and  distributions  on account of the Series' portfolio securities. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street,
Philadelphia, Pennsylvania 19103-7042, the Trust's independent registered public accounting firm, audits the Trust's financial statements on an annual basis.

Item 14(h)(4)  Not applicable.

Item 15.  Portfolio Managers

In  accordance  with the team  approach  used to manage  the  Series (or for the
Global Series,  their  respective  Master  Series),  the portfolio  managers and portfolio  traders  implement  the policies and  procedures  established  by the
Investment  Committee.  The portfolio  managers and portfolio  traders also make daily investment decisions regarding the Series (or for the Global Series, their respective  Master Series)  including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of the category of portfolios indicated.

Domestic equity Series                Stephen A. Clark and Robert T. Deere
International equity Series           Karen E. Umland
Fixed income Series                   David A. Plecha

Item 15(a) Other Accounts Managed. In addition to the Series (or with respect to the Global Series,  the Master Series in which the Global Series  invest),  each portfolio  manager  manages:  (i) other  U.S.  registered  investment  companies advised or sub-advised  by the Advisor;  (ii) other pooled  investment  vehicles that are not U.S.  registered mutual funds; and (iii) other accounts managed for organizations  and  individuals.  The  following  table sets  forth  information regarding the total  accounts for which each  portfolio  manager has the primary responsibility for coordinating the day-to-day management responsibilities.

                                   Number of Accounts Managed and Total
Name of Portfolio Manager          Assets by Category As of November 30, 2007
---------------------------------- -------------------------------------------------------------------------
Stephen A. Clark                   o    27 U.S. registered mutual funds with $52,464 million in total assets under management.
                                   o    8 unregistered pooled investment vehicles with $8,207 million in total assets under management.  Out of these unregistered pooled investment vehicles, one client with an investment of $277 million in an unregistered pooled investment vehicle pays a performance-based advisory fee.
                                   o    48 other accounts with $4,301 million in total assets under management.
---------------------------------- -------------------------------------------------------------------------
Robert T. Deere                    o    27 U.S. registered mutual funds with $52,464 million in total assets under management.
                                   o    8 unregistered pooled investment vehicles with $8,207 million in total assets under management.  Out of these unregistered pooled investment vehicles, one client with an investment of $277 million in an unregistered pooled investment vehicle pays a performance-based advisory fee.
                                   o    48 other accounts with $4,301 million in total assets under management.
---------------------------------- -------------------------------------------------------------------------
Karen E. Umland                    o    30 U.S. registered mutual funds with $50,737 million in total assets under management.
                                   o    4 unregistered pooled investment vehicles with $863 million in total assets under management.
                                   o    15 other accounts with $4,775 million in total assets under management of which one account with $1,474 million in assets may be subject to a performance fee.
---------------------------------- -------------------------------------------------------------------------
David A. Plecha                    o    15 U.S. registered mutual funds with $15,297 million in total assets under management.
                                   o    7 unregistered pooled investment vehicles with $2,403 million in total assets under management.
                                   o    6 other accounts with $167 million in total assets under
                                        management.
---------------------------------- -------------------------------------------------------------------------

Potential Conflicts of Interest

Actual or apparent  conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Series and other accounts.  Other accounts include  registered mutual funds (other than the
Series (or Master Series in which the Global Series invest) in this registration statement),  other unregistered pooled investment  vehicles,  and other accounts managed for  organizations  and  individuals  ("Accounts").  An Account may have similar  investment  objectives  to a  Series,  or may  purchase,  sell  or hold securities that are eligible to be purchased,  sold or held by a Series.  Actual or apparent conflicts of interest include:

     o    Time Management. The management of multiple Series and/or Accounts may result in a portfolio  manager  devoting unequal time and attention to the  management of each Series and/or  Accounts.  The Advisor seeks to manage  such  competing  interests  for  the  time  and  attention  of portfolio  managers by having portfolio managers focus on a particular investment  discipline.  Most Accounts managed by a portfolio  manager are  managed  using  the  same  investment  models  that  are  used in connection with the management of the Series.

     o    Investment  Opportunities.  It is  possible  that at  times  identical securities  will be  held by more  than  one  Series  and/or  Account.
          However,  positions  in the same  security  may vary and the length of time that any Series or Account may choose to hold its  investment  in the same security may likewise vary. If a portfolio manager identifies a limited  investment  opportunity  that may be suitable for more than one Series or Account, a Series may not be able to take full advantage of that  opportunity  due to an allocation of filled  purchase or sale orders  across all eligible  Series and  Accounts.  To deal with these
          situations,   the  Advisor  has  adopted   procedures  for  allocating
          portfolio transactions across multiple Series and Accounts.

     o    Broker  Selection.  With respect to  securities  transactions  for the
          Series,  the Advisor  determines  which  broker to use to execute each order,  consistent  with  its  duty  to  seek  best  execution  of the transaction.  However,  with  respect  to  certain  Accounts  (such as separate  accounts),  the  Advisor  may be limited by the client  with respect to the  selection  of brokers or may be  instructed  to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate,  non-simultaneous,  transactions  for a
          Series and  another  Account  that may  temporarily  affect the market price of the security or the execution of the transaction, or both, to the detriment of the Series or the Account.

     o    Performance-Based   Fees.  For  some  Accounts,  the  Advisor  may  be
          compensated  based on the  profitability of the Account,  such as by a
          performance-based   management  fee.  These   incentive   compensation
          structures  may create a conflict  of interest  for the  Advisor  with regard to Accounts  where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities  preferentially  to the  Accounts  where the Advisor  might share in investment gains.

     o    Investment in a Series. A portfolio  manager or his/her  relatives may invest in a Series that he or she  manages  (or in a Feeder  Portfolio that he or she manages the  corresponding  Master Fund) and a conflict may arise where he or she may therefore have an incentive to treat the
          Series (or the corresponding  Feeder Portfolio) in which the portfolio manager or his/her  relatives  invest  preferentially  as  compared to other  Series or  Accounts  for which they have  portfolio  management responsibilities.

The Advisor,  the Trust and DFAIDG have adopted  certain  compliance  procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee  that such  procedures  will detect each and every  situation in which a conflict arises.

Item 15(b)  Compensation.  Portfolio  managers  receive a base salary and bonus.
Compensation  of a portfolio  manager is  determined  at the  discretion  of the
Advisor and is based on a portfolio manager's experience,  responsibilities, the perception  of the  quality  of his or her work  efforts  and  other  subjective factors.  The compensation of portfolio  managers is not directly based upon the performance of the Series or other accounts that the portfolio  managers manage.
The Advisor reviews the compensation of each portfolio  manager annually and may make  modifications  in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

     o    Base salary. Each portfolio manager is paid a base salary. The Advisor considers  the factors  described  above to determine  each  portfolio manager's base salary.

     o    Semi-Annual  Bonus.  Each portfolio  manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the
Advisor's stock as determined from time to time by the Board of Directors of the
Advisor or its  delegees.  Portfolio  managers also  participate  in benefit and retirement plans and other programs available generally to all employees.

Item 15(c)  Ownership  of  Securities.  Information  relating to each  portfolio manager's ownership  (including the ownership of his or her immediate family) in the  Series  (or  their  respective  Feeder  Portfolios)  in  this  registration statement as of November 30, 2007 is set forth in the chart below.

Stephen A. Clark

Series/Feeder Portfolio                             Dollar Range of
                                                Series/Feeder Portfolio
                                                      Shares Owned
     U.S. Large Company Series(1)                     $0 - $10,000
     The Enhanced U.S. Large Company Series               None
     Large Cap Value Series(1)                        $0 - $10,000
     Tax-Managed Value Series                             None
     Tax-Managed Equity Series                            None
     Small Cap Value Series(1)                     $10,001 - $50,000
     U.S. Small Cap Series(1)                         $0 - $10,000
     U.S. Micro Cap Series(1)                      $10,001 - $50,000

(1)  Stephen A.  Clarke  does not invest in this  Series but invests in a Feeder
     Portfolio that invests all its assets in this Series.

Robert T. Deere

                                                    Dollar Range of
                                                Series/Feeder Portfolio
Series/Feeder Portfolio                               Shares Owned
     U.S. Large Company Series                            None
     The Enhanced U.S. Large Company Series               None
     Large Cap Value Series(1)                    $100,001 - $500,000
     Tax-Managed Value Series                             None
     Tax-Managed Equity Series                            None
     Small Cap Value Series(1)                    $100,001 - $500,000
     U.S. Small Cap Series                                None
     U.S. Micro Cap Series(1)                      $50,001 - $100,000

(1)  Robert T.  Deere does not  invest in this  Series  but  invests in a Feeder
     Portfolio that invests all its assets in this Series.

Karen E. Umland

                                                    Dollar Range of
                                                Series/Feeder Portfolio
Series/Feeder Portfolio                              Shares Owned
     International Value Series(1)                $100,001 - $500,000
     Japanese Series(1)                              $1 - $10,000
     Asia Pacific Series                                 None
     United Kingdom Series                               None
     Continental Series                                  None
     Canadian                                            None
     Global Value Series                                 None
     Global Large Company Series                         None
     Global Small Company Series                         None
     The Emerging Markets Series(1)               $50,001 - $100,000
     The Emerging Markets Small Cap Series               None

(1)  Karen E.  Umland  does not invest in this  Series  but  invests in a Feeder
     Portfolio that invests all its assets in this Series.

David A. Plecha

                                                    Dollar Range of
                                                Series/Feeder Portfolio
Series/Feeder Portfolio                               Shares Owned
     One-Year Fixed Income Series                         None
     Two-Year Global Fixed Income Series                  None

Item 16.  Brokerage Allocation and Other Practices.

Item 16(a) and (c) Brokerage Transactions and Brokerage Selection. The following table depicts brokerage commissions paid by the following Series:

                              Brokerage Commissions
               Fiscal Years Ended November 30, 2005, 2006 and 2007

                                          2005              2006             2007

U.S. Large Company                   $       95,999   $       61,034    $       50,729

The Enhanced U.S. Large Company      $       44,492   $       49,839    $       39,089

Large Cap Value                      $    1,721,122   $    2,648,808    $    1,273,333

Tax-Managed Value                    $    1,284,021   $    1,942,517    $    1,762,515

Small Cap Value                      $    8,031,978   $    7,545,756    $    7,265,487

U.S. Small Cap                       $    2,245,396   $    1,743,204    $    1,573,291

U.S. Micro Cap                       $    4,070,667   $    3,422,009    $    2,583,554

Japanese Small Company               $      801,063   $      439,939    $      374,308

Asia Pacific Small Company           $      350,328   $      470,185    $      678,503

United Kingdom Small Company         $      346,542   $      281,425    $      223,447

Continental Small Company            $      827,366   $      944,970    $      735,400

The Emerging Markets                 $    1,778,688   $      966,487    $      936,030

The Emerging Markets Small Cap       $    1,033,960   $      934,592    $    1,043,875

Tax-Managed Equity                   $      407,833   $      587,886    $      273,640

Canadian Small Company                          N/A              N/A    $      163,863

During the fiscal year ended  November  30,  2007,  the Large Cap  International
Portfolio,  a portfolio of DFAIDG, paid brokerage  commissions of $189,620.  The
Global  Series  will not incur any  brokerage  costs in  connection  with  their purchases and redemptions of shares of the Master Series.

The  substantial  increases or decreases in the amount of brokerage  commissions paid by  certain  Series  from year to year  indicated  in the  foregoing  table resulted  primarily from asset changes  requiring  increases or decreases in the amount of securities bought and sold by those Series.

The Fixed Income Series acquire and sell  securities on a net basis with dealers which are major market makers in such  securities.  The Investment  Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability.  When executing portfolio  transactions,  the Advisor seeks to obtain  the most  favorable  price for the  securities  being  traded  among the dealers with whom the Fixed Income Series effect transactions.

Portfolio  transactions  will be placed with a view to receiving  the best price and  execution.  The Series will seek to acquire and dispose of  securities in a manner which would cause as little  fluctuation  in the market  prices of stocks being  purchased  or sold as possible  in light of the size of the  transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect  transactions for the Series to determine  the effect that the brokers'  trading has on the market prices of the securities  in which the Series  invest.  The  Advisor  also  checks the rate of commission being paid by the Series to their brokers to ascertain that the rates are  competitive  with those  charged by other  brokers  for  similar  services.
Dimensional  Fund Advisors Ltd.  performs  these services for the United Kingdom
Series and the  Continental  Series,  and DFA Australia  Limited  performs these services for the Japanese Series and The Asia Pacific Small Company Series.

Subject to obtaining best price and execution,  transactions  may be placed with brokers that have assisted in the sale of Series shares.  The Advisor,  however, pursuant to  policies  and  procedures  approved by the Board of Trustees of the
Trust,  is  prohibited  from  selecting  brokers and dealers to effect a Series'
portfolio  securities  transactions based (in whole or in part) on a broker's or dealer's  promotion or sale of shares issued by a Series or any other registered investment companies.

Companies eligible for purchase by the U.S. Micro Cap Series, the U.S. Small Cap
Series,  the Small Cap Value  Series  and the  Tax-Managed  Series may be thinly traded securities.  Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution  basis. To that end, the Advisor places buy and sell orders for the Series with market  makers,  third  market  brokers, electronic communications networks ("ECNs") and with dealers on an agency basis.
Third  market  brokers  enable the  Advisor  to trade  with other  institutional holders  directly on a net basis.  This allows the  Advisor to  sometimes  trade larger blocks than would be possible by going through a single market maker.

ECNs, such as Instinet,  are electronic  information and communication  networks whose subscribers  include most market makers and many  institutions.  Such ECNs charge a commission for each trade executed on their  systems.  For example,  on any given trade,  a Series,  by trading  through an ECN, could pay a spread to a dealer on the other side of the trade  plus a  commission  to the ECN.  However, placing a buy (or sell) order on an ECN communicates to many  (potentially  all)
market makers and  institutions at once. This can create a more complete picture of the  market  and thus  increase  the  likelihood  that the  Series can effect transactions at the best available prices.

Item 16(b) Commissions.  No commissions were paid to affiliates or affiliates of affiliates during fiscal years 2005, 2006 and 2007.

Item 16(d) Directed Brokerage.  Transactions also may be placed with brokers who provide  the  Advisor or the  sub-advisors  with  investment  research,  such as reports  concerning  individual  issuers,  industries  and general  economic and financial trends and other research services. The investment advisory agreements permit the Advisor  knowingly to pay commissions on these  transactions that are greater  than  another  broker,  dealer or exchange  member  might charge if the
Advisor,  in good faith,  determines that the commissions paid are reasonable in relation to the research or brokerage  services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities  to  the  accounts  under  its  management.  Research  services furnished by brokers  through whom securities  transactions  are effected may be used by the Advisor in servicing  all of its accounts and not all such  services may be used by the Advisor  with  respect to the Series.  During the fiscal year ended November 30, 2007, the following  Series paid  commissions  for securities transactions to brokers that provided market price monitoring  services,  market studies and research services to the Series as follows:

                                            VALUE OF
                                            SECURITIES               BROKERAGE
SERIES                                     TRANSACTIONS             COMMISSIONS

Large Cap Value                            $489,752,259               $248,139

Small Cap Value                            $531,583,495             $1,314,607

U.S. Small Cap                              $98,535,417               $250,337

U.S. Micro Cap                              $85,552,158               $344,489

International Value                         $19,964,172                 $9,982

Japanese Small Company                      $52,459,012                $51,910

Tax-Managed Value                          $728,145,257               $912,784

Tax-Managed Equity                          $64,576,682                $80,596

United Kingdom Small Company               $140,352,734                $93,951

Continental Small Company                  $149,205,778               $106,540

Asia Pacific Small Company                   $3,786,076                 $1,893

Item 16(e) Regular Broker  Dealers.  Certain  Series may purchase  securities of their  regular  brokers or dealers (as  defined in Rule 10b-1 of the  Investment
Company Act of 1940).  The table  below lists the regular  brokers or dealers of each Series whose  securities (or securities of the broker's or dealer's  parent company) were  acquired by the Series during the fiscal year ended  November 30,
2007, as well as the value of such  securities held by the Series as of November
30, 2007.

                                                                  Value of
Series                               Broker or Dealer            Securities
DFA International Value Series       Deutsche Bank AG          $105,938,349
Japanese Small Company Series        Marusan Securities          $2,650,091
United Kingdom Small Company Series  Close Brothers Group PLC    $1,846,352
Emerging Markets Series              Investec Ltd.               $2,937,566
Tax-Managed Value Series             Jeffries Group Inc.         $1,165,536
Tax-Managed Value Series             Regional Financial         $16,170,165
Tax-Managed Equity Series            Regional Financial          $2,139,561

Item 17.  Capital Stock and Other Securities.

Item 17(a)  Capital  Stock.  All  twenty-one  Series issue shares of  beneficial interest  without a sales load. The shares of each Series,  when issued and paid for in  accordance  with this  registration  statement,  will be fully  paid and nonassessable  shares.  Each share of beneficial interest of a Series represents an equal  proportional  interest in the assets and liabilities of the Series and has non-cumulative  voting rights, except as described below, and no preferences as to conversion,  exchange,  dividends,  redemptions  or any other feature.  In addition, the Trust has arranged with the Feeder Portfolios for voting rights as provided in Section  12(d)(1)(E)(iii)(a)  of the Investment Company Act of 1940.
If a shareholder of a Series that is taxed as a partnership becomes bankrupt,  a majority  in  interest of the  remaining  shareholders  in such Series must vote within 120 days to approve the continuing  existence of the Series or the Series will be  liquidated.  All shares of the Trust entitled to vote on a matter shall vote without differentiation between the separate Series on a one-vote-per-share basis;  provided however,  if a matter to be voted on affects only the interests of some Series,  then only the  shareholders  of such  affected  Series shall be entitled  to  vote  on  the  matter.  Investments  in  the  Series  may  not  be transferred,  except upon exemption from the  registration  requirements  of the
1933 Act,  but an investor  may  withdraw  all or any portion of the  investor's investment at any time at net asset value.  If  liquidation  of the Trust should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Series whose shares they own, as well as a proportionate share of Trust assets not  attributable to any particular  class.  The Trust's by-laws provide that meetings of shareholders  shall be called for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than 10% of the outstanding shares.

The Trust does not  intend to hold  annual  meetings;  it may,  however,  hold a meeting  if  called  by  the  Board.  Shareholders  may  receive  assistance  in communicating with other shareholders in connection with the election or removal of  Trustees  similar  to the  provisions  contained  in  Section  16(c)  of the
Investment Company Act of 1940.

Item 17(b) Other Securities. Not applicable.

Item 18. Purchase, Redemption and Pricing of Shares.

The  information  provided  in  response  to  this  item is in  addition  to the information provided in response to Item 6 in Part A.

Item 18(a) and (c) Purchase of Shares and Offering Price.  The Trust will accept purchase and  redemption  orders on each day that the NYSE is open for business, regardless  of  whether  the  Federal  Reserve  System is  closed.  However,  no purchases  by wire may be made on any day that the  Federal  Reserve  System  is closed.  The Trust will generally be closed on days that the NYSE is closed. The
NYSE is scheduled to be open Monday  through  Friday  throughout the year except for days  closed to  recognize  New Year's Day,  Martin  Luther  King,  Jr. Day,
Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE,  except  that it is open on Good Friday and closed on Columbus
Day and  Veterans'  Day.  Orders  for  redemptions  and  purchases  will  not be processed if the Trust is closed.

The Tokyo  Stock  Exchange  ("TSE")  is closed  on the  following  days in 2008:
January 1, 2, 3 and 14,  February  11, March 20, April 29, May 5 and 6, July 21,
September 15 and 23,  October 13,  November 3 and 24, and December 23 and 31. In
addition,  in 2008 the TSE will have half-day  trading on January 4 and December
30.  Orders for the purchase  and  redemption  of shares of the Japanese  Series received  on those  days  will be priced as of the close of the NYSE on the next day  that the TSE is open for  trading  (provided  that the NYSE is open on such day).

The  London  Stock  Exchange  ("LSE") is closed on the  following  days in 2008:
January  1, March 21 and 24, May 5 and 26,  August 25, and  December  25 and 26.
Orders for the purchase and  redemption of shares of the United  Kingdom  Series received on those days will be processed as of the close of the NYSE on the next day that the London Stock Exchange is open for trading.

In 2008,  the foreign  securities  exchanges  on which the  Continental  Series'
portfolio  securities are principally  traded are all closed on January 1, March
21 and 24 and  December 25 and 26.  Orders for the purchase  and  redemption  of shares  of the  Continental  Series  received  on this day will be priced at the close of the NYSE on the next business day.

Since the Japanese,  Asia Pacific,  United Kingdom,  Continental,  International
Value,  The  Emerging  Markets  and The  Emerging  Markets  Small Cap Series own
securities  that are primarily  listed on foreign  exchanges  which may trade on days when the Series do not price  their  shares,  the net asset  values of such
Series and the Global  Series may change on days when  shareholders  will not be able to purchase or redeem shares.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of any or all Series or reject  purchase  orders when, in the judgment of management, such suspension or rejection is in the best interest of the Trust or a Series.  Securities  accepted  in  exchange  for  shares  of a Series  will be acquired for investment  purposes and will be considered for sale under the same circumstances as other securities in the Series.

The Trust may suspend redemption privileges or postpone the date of payment: (1)
during  any  period  when the NYSE is closed,  or  trading  on the  Exchange  is restricted  as  determined  by the SEC;  (2) during any period when an emergency exists  as  defined  by the  rules  of the SEC as a  result  of  which it is not reasonably  practicable  for the Trust to dispose of securities  owned by it, or fairly to determine  the value of its assets;  and (3) for such other periods as the SEC may permit.

Item 18(b) Fund Reorganizations. Not applicable.

Item 18(d) Redemption-in-kind. The Trust has filed a notice of election pursuant to Rule 18f-1 under the Investment Company Act of 1940. However, the Tax-Managed
Series and the Global Series have opted out of this election.  (See Item 6(c) of
Part A.)

Item 18(e)  Arrangements  Permitting  Frequent Purchases and Redemptions of Fund
Shares.  The  information  required by this Item is provided in response to Item
6(e) of Part A.

Item 19.  Taxation of the Fund.

The  information  provided  in  response  to  this  item is in  addition  to the information provided in response to Items 6(d) and (f ) in Part A.

The  following is a summary of some of the federal  income tax  consequences  of investing in the Series.  Shareholders  should consider the tax  implications of investing  and  consult  their own tax  advisor.  Different  tax rules may apply because,  for federal  income tax  purposes,  certain  Series are  classified as corporations for federal income tax purposes, and other Series are classified as partnerships.  These rules could  affect the amount,  timing or character of the income distributed to shareholders of the Series.

Series Classified as Corporations

Distributions  of Net  Investment  Income.  A Series  receives or derives income generally in the form of dividends and interest on its investments.  In the case of a Global Series that invests in a Master Series,  the Series income generally consists of its share of  dividends  and interest  earned by the Master  Series.
This income,  less expenses  incurred in the operation of a Series,  constitutes its net investment  income from which dividends may be paid to you. If you are a taxable  investor,  any  distributions  by a Series from such income (other than qualified  dividend income  received by  individuals)  will be taxable to you at ordinary  income  tax  rates,  whether  you take  them in cash or in  additional shares. A portion of the income dividends paid to shareholders by the Series may be qualified dividends eligible to be taxed at reduced rates.

Distributions  of Capital  Gains. A Series (or a Master Series in which a Global
Series  invests) may realize a capital gain or loss in connection  with sales or other  dispositions  of its  portfolio  securities.  The Global  Series may also derive  capital gains  through  their  redemption of shares of the Master Series organized  as  corporations.  Distributions  derived  from  the  excess  of  net short-term  capital gain over net long-term  capital loss will be taxable to you as ordinary income.  Also,  distributions  paid by the Series from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term capital gain,  regardless of how long you have held your shares in a Series. Any net capital gain of a Series generally will be distributed once each year, and may be distributed  more frequently,  if necessary,  to reduce or eliminate excise or income taxes on the Series.

Returns of Capital.  If a Series'  distributions  exceed its taxable  income and capital  gains  realized  during  a  taxable  year,  all  or a  portion  of  the distributions  made in the same taxable year may be  recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in a Series and result in a higher  reported  capital  gain or lower  reported  capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of a shareholder's basis, however, is taxable as a capital gain.

Investment in Foreign Securities.  Certain of the Series (or, in the case of the
Global Series, the Master Series in which they invest) may be subject to foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce a Series' income dividends paid to shareholders.

     Pass-through of foreign tax credits. If more than 50% in value of the total assets of a Series (or, in the case of the Global Series whose Master Series are classified  as  partnerships,  more than 50% in value of the total assets of the
Global Series  attributable from the Master Series) is invested in securities of foreign  corporations,  the Series may elect to pass through to its shareholders their pro rata  share of  foreign  income  taxes  paid by the  Series (or Master
Series).  If this  election is made, a Series may report more taxable  income to you than it actually  distributes.  You will then be  entitled  either to deduct your  share of these  taxes in  computing  your  taxable  income,  or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to  limitations  for certain  shareholders).  A Series will provide you with the information  necessary to complete your  personal  income tax return if it makes this  election.  The Global  Series that invest  their  assets in Master  Series organized as  corporations  and any Feeder  Portfolios  classified  as regulated investment  companies  that  invest in a Series  will not be  permitted  to pass through a credit or  deduction  for their pro rata share of foreign  withholding taxes paid by the Master Series or Series, respectively.

     The amount of any foreign tax credits  available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Series)
will  be  reduced  if  you  receive  from a  Series  qualifying  dividends  from qualifying  foreign  corporations  that are  subject  to tax at  reduced  rates.
Shareholders in these circumstances should talk with their personal tax advisors about their  foreign tax credits and the  procedures  that they should follow to claim these credits on their personal income tax returns.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by a Series (or, in the case of the Global  Series,  the Master  Series in which it invests).  Similarly,  foreign  exchange  losses  realized  on the  sale of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Series' (or Master Series') ordinary income otherwise available for distribution to you. This treatment  could increase or decrease the Series'  ordinary  income distributions  to  you,  and  may  cause  some  or all of a  Series'  previously distributed income to be classified as a return of capital.

     PFIC securities.  Certain Series (or, in the case of the Global Series, the
Master Series in which they invest) may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies
("PFICs").  In general, a PFIC is any foreign  corporation if 75% or more of its gross  income  for its  taxable  year is passive  income,  or 50% or more of its average  assets (by value) are held for the production of passive  income.  When investing  in  PFIC  securities,  the  Series  (or  Master  Series)  intends  to mark-to-market  these  securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions  for losses are allowable only to the  extent of any  current  or  previously  recognized  gains.  These  gains
(reduced by  allowable  losses) are treated as ordinary  income that a Series is required to distribute,  even though it has not sold or received  dividends from these  securities.  You should also be aware that the  designation  of a foreign security as a PFIC security  will cause its income  dividends to fall outside of the  definition of qualified  foreign  corporation  dividends.  These  dividends generally  will not  qualify  for the  reduced  rate of  taxation  on  qualified dividends.  In addition,  if a Series is unable to identify an  investment  as a
PFIC and thus does not make a mark-to-market election, the Series may be subject to U.S.  federal  income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Series to its shareholders.  Additional charges  in the  nature of  interest  may be imposed on the Series in respect of deferred taxes arising from such distributions or gains.

Information  on the Amount and Tax Character of  Distributions.  The Series will inform you of the amount and  character of your  distributions  at the time they are  paid,  and will  advise  you of the tax  status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have not held  Series  shares for a full year,  a Series may  designate  and distribute to you, as ordinary income,  qualified  dividends,  or capital gains, and in the case of  non-U.S.  shareholders  a Series may further  designate  and distribute as interest-related  dividends and short-term capital gain dividends, a  percentage  of income  that is not equal to the actual  amount of such income earned during the period of your investment in the Series. Taxable distributions declared by a Series in December to  shareholders  of record in such month,  but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated  Investment Company.  Each Series intends to qualify  each year as a  regulated  investment  company  by  satisfying  certain distribution  and  asset  diversification  requirements  under  the  Code.  As a regulated  investment company,  each Series generally pays no federal income tax on the income and gains it distributes to its  shareholders.  The Board reserves the right not to  distribute  a Series'  net  long-term  capital  gain or not to maintain the qualification of a Series as a regulated  investment  company if it determines  such a course of action to be  beneficial  to  shareholders.  If net long-term  capital  gain is retained,  a Series would be taxed on the gain,  and shareholders  would be notified that they are entitled to a credit or refund for the tax  paid by the  Series.  If a  Series  fails  to  qualify  as a  regulated investment company,  the Series would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and  distributions to you would be taxed as qualified dividend income to the extent of such Series' earnings and profits.

In order to qualify as a regulated  investment  company  for federal  income tax purposes,  each  Series  must meet  certain  asset  diversification,  income and distribution specific requirements, including:

     (i) A Series must maintain a diversified  portfolio of securities,  wherein no security, including the securities of a qualified publicly traded partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Series'  total  assets,  and, with respect to 50% of the Series' total assets,  no investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Series'  total assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Series must derive at least 90% of its gross income from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) A Series  must  distribute  to its  shareholders  at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

Excise Tax Distribution Requirements. To avoid a 4% federal excise tax, the Code requires  a Series  to  distribute  to you by  December  31 of each  year,  at a minimum, the following amounts: 98% of its taxable ordinary income earned during the  calendar  year;  98% of its  capital  gain net  income  earned  during  the twelve-month  period ending November 30; and 100% of any  undistributed  amounts from the prior year. Each Series intends to declare and pay these  distributions in  December  (or to pay them in  January,  in which case you must treat them as received in December) but can give no assurances that its distributions  will be sufficient to eliminate all taxes.

Sales,  Exchanges  and  Redemptions  of  Series  Shares.  If you  are a  taxable investor,  sales,  exchanges and redemptions (including redemptions in kind) are taxable  transactions  for federal and state income tax purposes.  If you redeem your Series shares the Internal  Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize  will be capital  gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Any loss  incurred on a redemption  of shares of a Series held for six months or less will be treated as long-term  capital  loss to the extent of any  long-term capital gain distributed to you by the Series on those shares.

All or a portion of any loss that you  realize on a  redemption  of your  Series shares will be  disallowed to the extent that you buy other shares in the Series
(through  reinvestment of dividends or otherwise) within 30 days before or after your share  redemption.  Any loss disallowed  under these rules will be added to your tax basis in the new shares.

U.S. Government  Securities.  To the extent a Series (or in the case of a Global
Series that invests in a Master Series  classified as a partnership,  the Master
Series) invests in certain U.S.  government  obligations,  dividends paid by the
Series to  shareholders  that are derived  from  interest  on these  obligations should be exempt from state and local  personal  income  taxes,  subject in some states to minimum  investment or reporting  requirements that must be met by the
Series (or the Master  Series).  To the extent a Master  Series  organized  as a corporation  invests in U.S.  government  obligations,  dividends  derived  from interest on these obligations and paid to Global Series and, in turn, to you are unlikely to be exempt from state and local  income tax.  The income on portfolio investments in certain  securities,  such as repurchase  agreements,  commercial paper and federal agency-backed  obligations (e.g., Government National Mortgage
Association (GNMA) or Federal National Mortgage  Association (FNMA) securities), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporate shareholders.

Deductibility of Losses. Losses incurred on the sale of securities by one Series to  another  Series  will be  disallowed  if,  as of the date of sale,  the same persons  (or, in the case of a sale of  securities  by one  Corporate  Series to another Corporate Series, five or fewer persons) own directly or indirectly more than 50% of the  outstanding  shares in both the selling and purchasing  Series.
Various  attribution  rules  apply in  testing  the  ownership  of a Series  for purposes of the foregoing loss disallowance rule.

Qualified  Dividend  Income.  For  individual  shareholders,  a  portion  of the dividends paid by a Series may be qualified  dividends  eligible for taxation at long-term  capital  gain rates.  This reduced  rate  generally is available  for dividends  paid by a Series out of  dividends  earned on the Series' (or, in the case of the Global Series, the Master Series')  investment in stocks of domestic corporations  and  qualified  foreign  corporations.  Either  none or a  nominal portion  of the  dividends  paid by the  One-Year  Fixed  Income  Series and the
Two-Year  Global Fixed Income Series will be qualified  dividend  income because both Series invest primarily in debt securities.  Income dividends from interest earned  by these  Series on debt  securities  will  continue  to be taxed at the higher ordinary income tax rates.

Both a Series (or in the case of a Global Series,  the Master Series in which it invests)  and the investor  must meet certain  holding  period  requirements  to qualify Series dividends for this treatment.  Specifically,  a Series (or Master
Series)  must hold the  stock for at least 61 days  during  the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their  Series  shares for at least 61 days during the  121-day  period
beginning  60  days  before  the  Series  distribution  goes  ex-dividend.   The
ex-dividend  date is the first date  following the  declaration of a dividend on which the  purchaser of stock is not  entitled to receive the dividend  payment.
When  counting the number of days you held your Series  shares,  include the day you sold your shares but not the day you acquired these shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year,  each Series will  designate  the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable at  reduced  rates.  If 95% or more of a Series'  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received  Deduction for Corporations.  For corporate  shareholders,  a portion of the dividends paid by a Series may qualify for the dividends-received deduction.  The portion of dividends  paid by a Series that so qualifies will be designated each year in a notice mailed to the Series' shareholders,  and cannot exceed the gross amount of dividends received by the Series (or in the case of a
Global  Series,  the Master  Series in which it invests)  from  domestic  (U.S.)
corporations that would have qualified for the  dividends-received  deduction in the hands of a Series (or Master  Series) if the Series (or Master Series) was a
regular  corporation.  Dividends  paid by certain  Series from  interest on debt securities  (such as the dividends  paid by the One-Year Fixed Income Series and the  Two-Year  Global  Fixed  Income  Series) or  dividends  earned on portfolio securities  of non-U.S.  issuers are not  expected to qualify for the  corporate dividends-received deduction.

The  availability  of the  dividends-received  deduction  is  subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming the  deduction.  The amount that a Series may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the  shares on which the  dividends  earned by the  Series  (or in the case of a
Global Series, the Master Series in which it invests) were debt-financed or held by the  Series  (or  Master  Series)  for less  than a  minimum  period of time, generally  46 days  during a 91-day  period  beginning  45 days before the stock becomes ex-dividend.  Similarly, if your Series shares are debt-financed or held by you for less than a 46-day period then the  dividends-received  deduction for
Series  dividends  on your  shares may also be reduced  or  eliminated.  Even if designated  as dividends  eligible  for the  dividends-received  deduction,  all dividends  (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment  in  Complex  Securities.  A Series or a Master  Series may invest in complex  securities and such  investments may be subject to numerous special and complicated  tax  rules.  These  rules  could  affect  whether  gains or  losses recognized  by a Series or a Master  Series are  treated as  ordinary  income or capital  gain,  accelerate  the  recognition  of income to the  Series or Master
Series,  defer a Series' or Master  Series'  ability to  recognize  losses,  and subject a Series or Master  Series to U.S.  federal  income  tax on income  from certain of the Series' or Master Series'  foreign  investments.  In turn,  these rules may affect the amount,  timing  and/or tax  character of a Series'  income and,  in turn,  of the income  distributed  to you.  With  respect to the Global
Series,  the  following  discussion  applies to the  Master  Series in which the
Global Series invest.

     Derivatives.  Certain  Series are  permitted to invest in certain  options, futures and foreign currency contracts. If a Series makes these investments,  it could be required to  mark-to-market  these contracts and realize any unrealized gains and losses at its fiscal  year end even  though it  continues  to hold the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term  and 40%  short-term  gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  a Series also would be required to mark-to-market  these contracts  annually as of November 30
(for capital gain net income and ordinary  income  arising from certain  foreign currency  contracts),  and to realize and  distribute  any resulting  income and gains.

     Securities  lending. A Series' entry into securities  lending  transactions may cause the replacement income earned on the loaned securities to fall outside of  the  definition  of  qualified  dividend  income.  This  replacement  income generally  will not be  eligible  for reduced  rates of  taxation  on  qualified dividend  income  and,  to the extent  that debt  securities  are  loaned,  will generally not qualify as qualified  interest income for foreign  withholding tax purposes.

     Short sales. A Series' entry into a short sale  transaction or an option or other contract could be treated as the  "constructive  sale" of an  "appreciated financial position," causing it to realize gain, but not loss, on the position.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Tax  straddles.  A Series'  investment  in  options,  futures  and  foreign currency contracts in connection with certain hedging transactions could cause a
Series to hold  offsetting  positions in  securities.  If a Series' risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other  securities,  the Series could be deemed to have entered  into a tax  "straddle"  or to hold a  "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Investment in certain mortgage pooling vehicles (excess inclusion  income).
Certain Series may invest in REITs that invest in residual  interests in certain mortgage  pooling  vehicles formed as real estate mortgage  investment  conduits
("REMICs")  or  qualify as a taxable  mortgage  pool.  The  portion of a Series'
income  received from REMIC residual  interests,  either  directly or through an investment  in a REIT  that  holds  such  interests  or  qualifies  as a taxable mortgage  pool (such  income is  referred  to in the Code as  "excess  inclusion income")  generally  is  required to be  allocated  by the Series to the Series'
shareholders in proportion to the dividends paid to such  shareholders  with the same  consequences as if the  shareholders  received the excess inclusion income directly.

     Under these rules, a Series will be taxed at the highest  corporate  income tax rate on its excess  inclusion  income that is allocable to the percentage of its shares held in record name by "disqualified  organizations," which generally are certain  cooperatives,  governmental  entities and tax-exempt  organizations that are not subject to tax on unrelated  business taxable income. To the extent that Series shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable  for  the  corporate  level  tax on the  portion  of the  Series'  excess inclusion income  allocable to Series shares held by the  broker/dealer or other nominee on behalf of the  "disqualified  organizations."  The Series expect that disqualified  organizations own their shares. Because this tax is imposed at the
Series level, all shareholders, including shareholders that are not disqualified organizations,  will bear a portion of the tax cost  associated with the Series'
receipt of excess inclusion income. However, to the extent permissible under the
1940 Act, regulated  investment companies such as the Series are permitted under
Treasury  Regulations to specially allocate this tax expense to the disqualified organizations  to which it is  attributable,  without  a  concern  that  such an allocation will constitute a preferential dividend.

     In addition,  with respect to Series shareholders who are not nominees, for
Series taxable years beginning on or after January 1, 2007, a Series must report excess inclusion income to shareholders in two cases:

o    If the  excess  inclusion  income  received  by a Series  from all  sources exceeds 1 % of the Series'  gross  income,  it must inform the  non-nominee shareholders  of the  amount  and  character  of  excess  inclusion  income allocated to them; and

o    If a Series  receives  excess  inclusion  income  from a REIT whose  excess inclusion  income in its most  recent  tax year  ending not later than nine months before the first day of the Series'  taxable year exceeded 3% of the
     REIT's total dividends, the Series must inform its non-nominee shareholders of the amount and  character of the excess  inclusion  income  allocated to them from such REIT.

     Under these rules,  the taxable income of any Series  shareholder can in no event be less that the sum of the  excess  inclusion  income  allocated  to that shareholder  and any such  excess  inclusion  income  cannot  be  offset  by net operating losses of the shareholder.  If the shareholder is a tax-exempt  entity and not a  "disqualified  organization,"  then this  income is fully  taxable as unrelated business taxable income under the Code. Charitable remainder trusts do not incur  UBTI by  receiving  excess  inclusion  income  from a Series.  If the shareholder  is a non-U.S.  person,  such  shareholder  would be subject to U.S.
federal income tax withholding at a rate of 30% on this income without reduction or exemption  pursuant to any  otherwise  applicable  income tax treaty.  If the shareholder  is a REIT,  a regulated  investment  company,  common trust fund or other pass-through  entity,  such  shareholder's  allocable share of the Series'
excess  inclusion  income would be considered  excess  inclusion  income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess  inclusion  income allocated to their owners that are disqualified organizations.  Accordingly,  investors  should be aware  that a portion  of the
Series' income may be considered excess inclusion income.

     Compliance  with  these  requirements  will  require  a  Series  to  obtain significant cooperation from the REITs in which it invests.

     Investments in securities of uncertain tax  character.  A Series may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such  securities  or the income  from such  securities  differs  from the tax treatment  expected  by a Series,  it could  affect the timing or  character  of income  recognized  by the  Series,  requiring  a  Series  to  purchase  or sell securities,  or otherwise change its portfolio,  in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup  Withholding.  By law, a Series must  withhold a portion of your  taxable dividends and sales proceeds unless you:

o    provide your correct social security or taxpayer identification number,

o    certify that this number is correct,

o    certify that you are not subject to backup withholding, and

o    certify that you are a U.S. person (including a U.S. resident alien).

A Series also must withhold if the IRS  instructs it to do so. When  withholding is required, the amount will be 28% of any dividends or proceeds paid.

Non-US Investors. Non-U.S. investors (shareholders who, as to the United States,
are  a  nonresident   alien  individual,   foreign  trust  or  estate,   foreign
corporation,  or foreign  partnership)  may be subject to U.S.  withholding  and estate tax and are  subject  to special  U.S.  tax  certification  requirements.
Non-U.S.  investors should consult their tax advisors about the applicability of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United  States  imposes a flat 30%  withholding  tax (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income  dividends  paid to you by a Series,  subject to certain  exemptions  for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends  and   interest-related   dividends  as  described   below.   However,
notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Series shares,  will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain dividends and short-term  capital gain dividends.  In general, capital gain dividends  designated by a Series and paid from either long-term or short-term  capital gains (other than gain realized on  disposition of U.S. real property  interests)  are not subject to U.S.  withholding  tax unless you are a nonresident  alien  individual  present  in the  United  States  for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related  dividends. Also, interest-related dividends designated by a Series  and paid  from  qualified  interest  income  are not  subject  to U.S.
withholding tax. "Qualified interest income" includes,  in general,  U.S. source
(1) bank  deposit  interest,  (2)  short-term  original  discount,  (3) interest
(including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form,  unless it is earned on an obligation issued by a corporation or partnership in which a Series (or Master Series) is a
10-percent  shareholder or is contingent interest,  and (4) any interest-related dividend from another  regulated  investment  company.  On any payment date, the
amount  of  an  income   dividend   that  is   designated  by  a  Series  as  an
interest-related  dividend  may be more  or  less  than  the  amount  that is so qualified.  This is because the designation is based on an estimate of a Series'
(or Master Series')  qualified interest income for its entire fiscal year, which can only be determined  with exactness at fiscal year end. As a  consequence,  a
Series may over withhold a small amount of U.S. tax from a dividend payment.  In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess  withholding,  or to file a United States  nonresident  income tax return to recover the excess withholding.

     Further  limitations  on tax reporting for  interest-related  dividends and short-term capital gain dividends for non-US investors;  sunset rule. It may not be practical in every case for a Series to designate,  and each Series  reserves the right in these cases to not designate,  small amounts of interest-related or short-term  capital  gain  dividends.  Additionally,  a Series'  designation  of interest-related  or short-term capital gain dividends may not be passed through
to   shareholders   by   intermediaries   who   have   assumed   tax   reporting
responsibilities  for this income in managed or omnibus  accounts due to systems limitations  or operational  constraints.  The exemption  from  withholding  for short-term  capital gain  dividends  and  interest-related  dividends  paid by a
Series is effective for dividends paid with respect to taxable years of a Series beginning  after  December  31,  2004 and  before  January 1, 2008  unless  such exemptions are extended or made permanent.

     Net investment  income from dividends on stock and foreign source  interest income continue to be subject to withholding tax; effectively  connected income.
Ordinary  dividends paid by a Series to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S.  withholding tax. If you hold your Series shares in connection with a U.S. trade or business, your income and gains will be considered  effectively connected income and taxed in the  U.S.  on a net  basis,  in  which  case  you may be  required  to file a nonresident U.S. income tax return.

     Investment in U.S. real property.  A Series may invest in equity securities of  corporations  that  invest in U.S.  real  property,  including  Real  Estate
Investment Trusts (REITs).  The sale of a U.S. real property interest (USRPI) by a REIT in which a Series  invests may  trigger  special  tax  consequences  to a
Series' non-U.S. shareholders.

     The Foreign  Investment  in Real  Property Tax Act of 1980  (FIRPTA)  makes
non-U.S.  persons  subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a  look-through  rule for  distributions  of FIRPTA gain by a regulated investment company (RIC), such as the Series, from a REIT as follows:

o    The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified  investment  entity" with  respect to a  distribution  to a
     non-US   person  which  is   attributable   directly  or  indirectly  to  a
     distribution from a REIT if, in general,  more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations;
     and

o    You are a non-U.S.  shareholder that owns more than 5% of a class of Series shares at any time  during the  one-year  period  ending on the date of the distribution.

o    If these  conditions are met, such Series  distributions to you are treated as gain from the disposition of a USRPI,  causing the  distributions  to be subject to U.S.  withholding  tax at a rate of 35%, and requiring  that you file a nonresident U.S. income tax return.

o    In  addition,  even if you do not own  more  than 5% of a class  of  Series shares,  but the  Series is a  qualified  investment  entity,  such  Series distributions to you will be taxable as ordinary  dividends (rather than as a capital gain or short-term  capital gain dividend) subject to withholding at 30% or lower treaty rate.

     Because  each  Series  expects to invest less than 50% of its assets at all times,  directly or indirectly in U.S. real property interests,  it expects that neither gain on the sale or redemption of Series shares nor Series dividends and distributions would be subject to FIRPTA reporting and tax withholding.

     U.S. tax certification rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     U.S.  estate tax. An  individual  who, at the time of death,  is a Non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the  graduated  rates  applicable to U.S.  citizens and  residents, unless a treaty  exception  applies.  In the  absence  of a  treaty,  there is a
$13,000 statutory estate tax credit.  Transfers by gift of shares of a Series by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S.  federal  gift  tax.  The tax  consequences  to a  non-U.S.  shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers  with  respect  to  the  particular  tax  consequences  to  them  of an investment in a Series, including the applicability of foreign tax.

Series Classified as Partnerships.

The Series will not be subject to any U.S.  federal  income tax.  Instead,  each investor will be required to report  separately on its own U.S.  federal  income tax  return  its  distributive  share  (as  determined  in  accordance  with the governing  instruments  of the  Series)  of a  Series'  income,  gains,  losses,
deductions   and  credits.   Each  investor  will  be  required  to  report  its
distributive  share  regardless  of  whether  it has  received  a  corresponding distribution  of cash  or  property  from a  Series.  A  portion  of the  income dividends  allocated to  shareholders  by the Series may be qualified  dividends eligible  to be taxed at  reduced  rates.  An  allocable  share of a  tax-exempt investor's  income will be "unrelated  business  taxable income" ("UBTI") to the extent that a Series borrows money to acquire property or invests in assets that produce UBTI. In addition to U.S. federal income taxes,  investors in the Series may also be subject to state and local  taxes on their  distributive  share of a
Series'  income and on gains  arising on  redemption  or  exchange  of a Series'
shares.

While the Series are not classified as "regulated  investment  companies"  under
Subchapter M of the Code, the Series' assets,  income and distributions  will be managed in such a way that an investor in the Series will be able to satisfy the requirements  of Subchapter M of the Code,  assuming that the investor  invested all of its assets in a Series for such Series' entire fiscal year.

Investment  in  Foreign  Securities.  Certain  of the  Series  may be subject to foreign  withholding taxes on income from certain foreign  securities.  This, in turn, could reduce a Series' income dividends allocated to shareholders.

     Pass-through  of foreign tax credits.  The Series will be permitted to pass though  to you a  credit  or  deduction  for your  pro  rata  share  of  foreign withholding taxes paid by the Series.

     Effect of foreign  investments on allocations.  Most foreign exchange gains realized on the sale of debt  securities  are  treated as  ordinary  income by a
Series.  Similarly,  foreign  exchange  losses  realized  on the  sale  of  debt securities  generally are treated as ordinary losses. These gains when allocated are  taxable  to you as  ordinary  income,  and any losses  reduce  the  Series'
ordinary income otherwise  available for allocation to you. This treatment could increase or decrease the Series' ordinary income allocations to you.

     PFIC  securities.  Certain  Series  may  invest in  securities  of  foreign entities that could be deemed for tax purposes to be passive foreign  investment companies  ("PFICs").  In general,  a PFIC is any foreign  corporation if 75% or more of its gross income for its taxable year is passive income,  or 50% or more of its average assets (by value) are held for the production of passive  income.
When investing in PFIC securities,  the Series intends to  mark-to-market  these securities and recognize any unrealized  gains as ordinary  income at the end of its fiscal year.  Deductions  for losses are allowable only to the extent of any current or  previously  recognized  gains.  These gains  (reduced  by  allowable losses) are treated as  ordinary  income that a Series is required to  allocate, even though it has not sold or received  dividends  from these  securities.  You should  also be aware  that the  designation  of a  foreign  security  as a PFIC security  will cause its income  dividends to fall outside of the  definition of qualified  foreign  corporation  dividends.  These dividends  generally will not qualify for the reduced  rate of taxation  on  qualified  dividends.  Additional charges in the nature of interest may be imposed on the Series and its investors in respect of deferred taxes arising from such distributions or gains.

Sales, Exchanges and Redemption of Series Shares. If you are a taxable investor, sales and  exchanges are taxable  transactions  for federal and state income tax purposes. A distribution in partial or complete redemption of shares in a Series
(including  redemptions  in kind) is taxable as a sale or  exchange  only to the extent  the amount of money  received  exceeds  an  investor's  tax basis in the entire interest in the Series.  If you held your shares as a capital asset,  the gain or loss that you realize generally will be capital gain or loss and will be long-term  or  short-term,  generally  depending  on how long you have held your shares.  Any loss may be  recognized  only if an  investor  redeems  its  entire interest in the Series for money.

U.S.  Government  Securities.  To the extent a Series  invests  in certain  U.S.
government  obligations,  income allocated by the Series to shareholders that is derived from interest on these obligations should be exempt from state and local
personal  income  taxes.   The  income  on  portfolio   investments  in  certain
securities,  such  as  repurchase  agreements,   commercial  paper  and  federal
agency-backed obligations (e.g., Government National Mortgage Association (GNMA)
or Federal National Mortgage Association (FNMA) securities),  generally does not qualify  for  tax-free  treatment.  The rules on  exclusion  of this  income are different for corporate shareholders.

Qualified Dividend Income. For individual shareholders,  a portion of the income allocated  from the Series may be qualified  dividends  eligible for taxation at long-term  capital  gain rates.  This reduced  rate  generally is available  for dividends  paid  by a  Series  out  of  dividends  allocated  from  the  Series'
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations.

The Series must meet  certain  holding  period  requirements  to qualify  Series dividends for this treatment.  Specifically, a Series must hold the stock for at least 61 days  during the  121-day  period  beginning  60 days  before the stock becomes  ex-dividend.  The  ex-dividend  date is the first  date  following  the declaration  of a dividend on which the  purchaser  of stock is not  entitled to receive the  dividend  payment.  When  counting the number of days you held your
Series shares, include the day you sold your shares but not the day you acquired these shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

Dividends-Received  Deduction for Corporations.  For corporate  shareholders,  a
portion   of  the  income   allocated   by  a  Series   may   qualify   for  the
dividends-received  deduction.  The portion of the income  allocated by a Series that so qualifies will be designated each year in a notice mailed to the Series'
shareholders,  and cannot  exceed the gross amount of dividends  received by the
Series from  domestic  (U.S.)  corporations  that would have  qualified  for the dividends-received  deduction  in the  hands of a  Series  if the  Series  was a regular  corporation.  Income  allocated by certain Series from interest on debt securities or dividends earned on portfolio  securities of non-U.S.  issuers are not expected to qualify for the corporate dividends-received deduction.

The  availability  of the  dividends-received  deduction  is  subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming the  deduction.  The amount that a Series may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the  dividends  earned by the Series were  debt-financed  or held by the Series  for less than a minimum  period of time,  generally  46 days during a 91-day period  beginning 45 days before the stock becomes  ex-dividend.
Even if designated as dividends eligible for the  dividends-received  deduction, all  dividends  (including  any  deducted  portion)  must  be  included  in your alternative minimum taxable income calculation.

Deductibility of Losses. Losses incurred on the sale of securities by one Series to  another  Series  will be  disallowed  if,  as of the date of sale,  the same persons own directly or indirectly  more than 50% of the  outstanding  shares in both the selling  and  purchasing  Series.  Various  attribution  rules apply in
testing  the  ownership  of  a  Series  for  purposes  of  the  foregoing   loss
disallowance rule.

Investment in Complex Securities.  A Series may invest in complex securities and such  investments may be subject to numerous  special and complicated tax rules.
These rules could  affect  whether  gains or losses  recognized  by a Series are treated as ordinary income or capital gain, accelerate the recognition of income to the Series, defer a Series' ability to recognize losses, and subject a Series to U.S.  federal  income  tax on income  from  certain  of the  Series'  foreign investments.  In turn,  these  rules may affect the  amount,  timing  and/or tax character of a Series' income and, in turn, of the income distributed to you.

     Derivatives.  Certain  Series are  permitted to invest in certain  options, futures and foreign currency contracts. If a Series makes these investments,  it could be required to  mark-to-market  these contracts and realize any unrealized gains and losses at its fiscal  year end even  though it  continues  to hold the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term  and 40%  short-term  gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  a Series also would be required to mark-to-market  these contracts  annually as of November 30
(for capital gain net income and ordinary  income  arising from certain  foreign currency  contracts),  and to realize and  distribute  any resulting  income and gains.

     Securities  lending. A Series' entry into securities  lending  transactions may cause the replacement income earned on the loaned securities to fall outside of  the  definition  of  qualified  dividend  income.  This  replacement  income generally  will not be  eligible  for reduced  rates of  taxation  on  qualified dividend  income  and,  to the extent  that debt  securities  are  loaned,  will generally not qualify as qualified  interest income for foreign  withholding tax purposes.

     Short sales. A Series' entry into a short sale  transaction or an option or other contract could be treated as the  "constructive  sale" of an  "appreciated financial position," causing it to realize gain, but not loss, on the position.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Tax  straddles.  A Series'  investment  in  options,  futures  and  foreign currency contracts in connection with certain hedging transactions could cause a
Series to hold  offsetting  positions in  securities.  If a Series' risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other  securities,  the Series could be deemed to have entered  into a tax  "straddle"  or to hold a  "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Investment in certain mortgage pooling vehicles (excess inclusion  income).
Certain Series may invest in REITs that invest in residual  interests in certain mortgage  pooling  vehicles formed as real estate mortgage  investment  conduits
("REMICs")  or  qualify as a taxable  mortgage  pool.  The  portion of a Series'
income  received from REMIC residual  interests,  either  directly or through an investment  in a REIT  that  holds  such  interests  or  qualifies  as a taxable mortgage  pool (such  income is  referred  to in the Code as  "excess  inclusion income") generally is required to be allocated by the Series to its shareholders in accordance with an  shareholder's  distributive  share of the Series' income, gains,  losses,  deductions  and credits  with the same  consequences  as if the shareholders received the excess inclusion income directly.

     Under these rules, a Series will be taxed at the highest  corporate  income tax rate on its excess  inclusion  income that is allocable to the percentage of its shares held in record name by "disqualified  organizations," which generally are certain  cooperatives,  governmental  entities and tax-exempt  organizations that are not subject to tax on unrelated  business taxable income. To the extent that Series shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable  for  the  corporate  level  tax on the  portion  of the  Series'  excess inclusion income  allocable to Series shares held by the  broker/dealer or other nominee on behalf of the  "disqualified  organizations."  The Series expect that disqualified  organizations own their shares. Because this tax is imposed at the
Series level, all shareholders, including shareholders that are not disqualified organizations,  will bear a portion of the tax cost  associated with the Series'
receipt of excess inclusion income.

     Under these rules,  the taxable income of any Series  shareholder can in no event be less that the sum of the  excess  inclusion  income  allocated  to that shareholder  and any such  excess  inclusion  income  cannot  be  offset  by net operating losses of the shareholder.  If the shareholder is a tax-exempt  entity and not a  "disqualified  organization,"  then this  income is fully  taxable as unrelated business taxable income under the Code. Charitable remainder trusts do not incur  UBTI by  receiving  excess  inclusion  income  from a Series.  If the shareholder  is a non-U.S.  person,  such  shareholder  would be subject to U.S.
federal income tax withholding at a rate of 30% on this income without reduction or exemption  pursuant to any  otherwise  applicable  income tax treaty.  If the shareholder  is a REIT,  a regulated  investment  company,  common trust fund or other pass-through  entity,  such  shareholder's  allocable share of the Series'
excess  inclusion  income would be considered  excess  inclusion  income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess  inclusion  income allocated to their owners that are disqualified organizations.  Accordingly,  investors  should be aware  that a portion  of the
Series' income may be considered excess inclusion income.

     Compliance  with  these  requirements  will  require  a  Series  to  obtain significant cooperation from the REITs in which it invests.

     Investments in securities of uncertain tax  character.  A Series may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such  securities  or the income  from such  securities  differs  from the tax treatment  expected  by a Series,  it could  affect the timing or  character  of income  recognized  by the  Series,  requiring  a  Series  to  purchase  or sell securities,  or otherwise change its portfolio,  in order to comply with the tax rules applicable to regulated investment companies under the Code.

Non-US Investors.  Investors in the Series who are not U.S. persons for purposes of U.S.  federal  income  taxation  should  consult  with their tax  advisors to determine  the  applicability  of U.S.  withholding  by a  Series  on  interest, dividends  and any other  items of fixed or  determinable  annual or  periodical gains,  profits and income included in such investors'  distributive  share of a
Series' income.  Non-U.S.  investors may also wish to contact their tax advisors to determine the applicability of foreign tax laws.

     Series  income not derived  from the conduct of a U.S.  trade or  business.
Non-U.S.   investors  should  be  aware  of  certain  U.S.  federal  income  tax consequences of investing in the Series.  Provided that the Series is not deemed to be  engaged in a trade or  business  in the  United  States for U.S.  federal income tax purposes,  the Series  generally  will be required to withhold tax on certain items of gross income  (including  fees received in connection  with the
Series 's lending  activities,  dividends and certain  types of interest  income derived from U.S. sources)  included in the distributive  share of each non-U.S.
investor at a rate of 30%,  unless the tax is reduced or  eliminated  by treaty.
Certain other  categories  of income,  generally  including  interest on certain portfolio  debt  obligations  (which may include  U.S.  Government  securities), capital  gains  (including  those derived from options  transactions),  original issue discount  obligations having an original maturity of 183 days or less, and certificates of deposit, will not be subject to this 30% tax.

     Income effectively  connected with the conduct of a U.S. trade or business.
If, on the other hand, the Series derives income which is effectively  connected with a U.S.  trade  or  business  carried  on by the  Series  (for  example,  by investing in REITs or other entities holding U.S. real property  interests or by investing in an entity that is classified as a partnership for U.S.  federal tax purposes),  this 30% tax will not apply to such effectively  connected income of the Series,  and the Series  generally  will be  required to withhold  quarterly amounts of tax from the amount of effectively connected taxable income allocable to each  non-U.S.  shareholder  at the highest  rate of tax  applicable  to U.S.
taxpayers.  Thus, non-U.S.  investors would be taxable on capital gains, as well as other income that is treated as effectively  connected with the Series' trade or  business,  and  generally  would  be  required  to file  U.S.  tax  returns.
Furthermore,  a foreign corporation  investing in the Series would be subject to an additional 30% branch profits tax,  unless the tax were reduced or eliminated by treaty.

     U.S. tax certification rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders.

     U.S.  estate tax. An  individual  who, at the time of death,  is a Non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the  graduated  rates  applicable to U.S.  citizens and  residents, unless a treaty  exception  applies.  In the  absence  of a  treaty,  there is a
$13,000 statutory estate tax credit.  Transfers by gift of shares of a Series by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S.  federal  gift  tax.  The tax  consequences  to a  non-U.S.  shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers  with  respect  to  the  particular  tax  consequences  to  them  of an investment in a Series, including the applicability of foreign tax.

Other Tax Issues

The Trust may accept  securities or local currencies in exchange for shares of a
Series.  A gain or loss for U.S.  federal income tax purposes may be realized by investors who are subject to U.S. federal taxation upon the exchange,  depending upon  the U.S.  dollar  cost of the  securities  or  local  currency  exchanged.
Different rules apply in the case of a Corporate Series or a Partnership Series.
Investors  should consult their tax advisers.  (See "In-kind  Purchases" in Item
6(b).)

There  are  certain  other tax  issues  that will be  relevant  to only  certain investors in the Corporate Series or Partnership Series; for instance, investors that are segregated  asset  accounts and investors who contribute  assets rather than cash to a Corporate or Partnership  Series of the Trust. Such investors are advised to  consult  their own tax  advisors  as to the tax  consequences  of an investment in a Series.

This  discussion of "Taxation of the Fund" is not intended or written to be used as tax advice and does not  purport to deal with all  federal  tax  consequences applicable  to all  categories  of  investors,  some of which may be  subject to special  rules.  Shareholders  should  consult their own tax advisors  regarding their particular circumstances before making an investment in a Series.

Item 20. Underwriters. See response to Item 14(b). Principal Underwriters.

Item 21. Calculation of Performance Data. Not applicable.

A Series may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable  performance  data is available.
Such  indices  are  generally   unmanaged  and  are  prepared  by  entities  and
organizations  that track the performance of investment  companies or investment advisors.  Unmanaged indices often do not reflect  deductions for administrative and  management  costs and  expenses.  The  performance  of a Series may also be compared in publications to averages, performance rankings, or other information prepared  by  recognized  mutual  fund  statistical  services.  Any  performance information, whether related to a Series or to the Advisor, should be considered in light of the Series' investment objectives and policies,  characteristics and the  quality of the  portfolio  and  market  conditions  during the time  period indicated  and  should not be  considered  to be  representative  of what may be achieved in the future.

Item 22. Financial Statements.

Item  22(a),  (b)  and  (c)  The  audited  financial  statements  and  financial highlights of the Trust for its fiscal year ended November 30, 2007 as set forth in  the  Trust's  annual  reports  to  shareholders,  including  the  report  of
PricewaterhouseCoopers  LLP, independent  registered public accounting firm, are incorporated herein by reference.

                                    APPENDIX

                                U.S. Proxy Voting

The  following  is a concise  summary of the Voting  Guidelines  for voting U.S.
proxies.

1.   AUDITORS

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

o    An auditor has a financial interest in or association with the company, and is therefore not independent;

o    There is reason to believe  that the  independent  auditor has  rendered an opinion which is neither accurate nor indicative of the company's financial position;

o    Poor  accounting  practices are identified  that rise to a serious level of concern,  such as: fraud;  misapplication of GAAP; and material  weaknesses identified in Section 404 disclosures; or

o    Fees for non-audit services ("other" fees) are excessive.

Vote  CASE-BY-CASE  on  shareholder  proposals  asking for audit firm  rotation, taking into account:

o    The tenure of the audit firm;

o    The length of rotation specified in the proposal;

o    Any significant audit-related issues at the company;

o    The number of audit committee meetings held each year;

o    The number of financial experts serving on the committee; and

o    Whether  the company has a periodic  renewal  process  where the auditor is evaluated for both audit quality and competitive price.

2. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

o    Attend less than 75 percent of the board and committee  meetings  without a valid excuse;

o    Sit on more than six public company boards; *

o    Are CEOs of public  companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD  from all nominees of the board of  directors,  (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

o    The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee  meetings,  but fails to provide the required  disclosure  of the names of the directors  involved.  If this information cannot be obtained,  vote  against/withhold  from all incumbent directors;

o    The company's  poison pill has a dead-hand or modified  dead-hand  feature.
     Vote against/withhold every year until this feature is removed;

o    The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to  shareholder  vote within 12 months of adoption
     (or in the case of an newly public company, does not commit to put the pill to a shareholder  vote within 12 months following the IPO), or reneges on a commitment  to put  the  pill  to a  vote,  and  has  not  yet  received  a withhold/against recommendation for this issue;

________________

*    Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

o    The board failed to act on a shareholder proposal that received approval by a majority  of the  shares  outstanding  the  previous  year (a  management proposal with other than a FOR  recommendation  by  management  will not be considered as sufficient action taken);

o    The board failed to act on a shareholder proposal that received approval of the  majority  of shares cast for the  previous  two  consecutive  years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o    The board  failed to act on  takeover  offers  where  the  majority  of the shareholders tendered their shares;

o    At the previous board election,  any director received more than 50 percent withhold/against  votes of the shares  cast and the  company  has failed to address the underlying issue(s) that caused the high withhold/against vote;

o    The company is a Russell  3000  company  that  underperformed  its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

o    The  board is  classified,  and a  continuing  director  responsible  for a problematic  governance  issue  at the  board/committee  level  that  would warrant a withhold/against  vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated  outside directors when:

o    The inside or affiliated  outside  director  serves on any of the three key committees: audit, compensation, or nominating;

o    The company lacks an audit,  compensation,  or nominating committee so that the full board functions as that committee;

o    The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

o    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

o    The non-audit fees paid to the auditor are excessive (see discussion  under
     "Auditor Ratification");

o    Poor accounting  practices are identified  which rise to a level of serious concern,  such as: fraud;  misapplication of GAAP; and material  weaknesses identified in Section 404 disclosures; or

o    There is  persuasive  evidence  that the audit  committee  entered  into an inappropriate  indemnification  agreement  with its auditor that limits the ability of the company,  or its  shareholders,  to pursue  legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

o    There is a  negative  correlation  between  the chief  executive's  pay and company performance;

o    The  company  reprices   underwater   options  for  stock,  cash  or  other
     consideration without prior shareholder approval,  even if allowed in their equity plan;

o    The  company  fails to submit  one-time  transfers  of stock  options  to a shareholder vote;

o    The company  fails to fulfill the terms of a burn-rate  commitment  made to shareholders;

o    The company has backdated options (see "Options Backdating" policy);

o    The  company  has poor  compensation  practices  (see "Poor Pay  Practices"
     policy).  Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors,  individually or the entire board,  for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote  AGAINST  proposals  to classify  the board.  Vote FOR  proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.  Generally vote
FOR proposals to restore or provide for cumulative voting unless:

o    The company has proxy access or a similar  structure to allow  shareholders to nominate directors to the company's ballot; and

o    The company  has adopted a majority  vote  standard,  with a carve-out  for plurality  voting in  situations  where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder  proposals requiring that the chairman's position be filled by an independent  director,  unless there are  compelling  reasons to recommend against the proposal, such as a counterbalancing governance structure.
This should include all the following:

o    Designated lead director, elected by and from the independent board members
     with  clearly   delineated  and   comprehensive   duties.   (The  role  may
     alternatively reside with a presiding director,  vice chairman, or rotating lead  director;  however the  director  must serve a minimum of one year in order to qualify as a lead  director.) The duties should  include,  but are not limited to, the following:

     -    presides  at all  meetings  of the board at which the  chairman is not present, including executive sessions of the independent directors;

     -    serves as liaison between the chairman and the independent directors;

     -    approves information sent to the board;

     -    approves meeting agendas for the board;

     -    approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

     -    has the authority to call meetings of the independent directors;

     -    if requested by major  shareholders,  ensures that he is available for consultation and direct communication;

o    The  company  publicly   discloses  a  comparison  of  the  duties  of  its
     independent lead director and its chairman;

o    The company publicly  discloses a sufficient  explanation of why it chooses not to give the position of chairman to the independent lead director,  and instead combine the chairman and CEO positions;

o    Two-thirds independent board;

o    All independent key committees;

o    Established governance guidelines;

o    The company should not have  underperformed both its peers and index on the basis of both one-year and three-year total  shareholder  returns*,  unless there has been a change in the Chairman/CEO position within that time; and

o    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided,  evaluate on a
CASE-BY-CASE basis.
_____________________________

*    The industry  peer group used for this  evaluation is the average of the 12 companies in the same  six-digit  GICS group that are closest in revenue to the company.  To fail, the company must underperform its index and industry group on all four  measures  (one- and  three-year  on  industry  peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding  resolutions  requesting that the board change the company's  bylaws to stipulate that directors need to be elected with an  affirmative  majority of votes cast,  provided it does not conflict with the state law where the company is incorporated.  Binding  resolutions need to allow for a carve-out for a plurality  vote standard when there are more nominees than board seats.  Companies are strongly  encouraged  to also adopt a  post-election policy  (also  known  as  a  director  resignation  policy)  that  will  provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote  shareholder  proposals  asking for open or proxy access on a  CASE-BY-CASE basis, taking into account:

o    The ownership threshold proposed in the resolution;

o    The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:

o    Long-term  financial  performance  of the target  company  relative  to its industry;

o    Management's track record;

o    Background to the proxy contest;

o    Qualifications of director nominees (both slates);

o    Strategic  plan  of  dissident  slate  and  quality  of  critique   against
     management;

o    Likelihood  that the proposed  goals and  objectives  can be achieved (both slates);

o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy  solicitation  expenses.  When voting  in  conjunction  with  support  of  a  dissident  slate,  vote  FOR  the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally  vote FOR  shareholder  proposals  calling  for the  reimbursement  of reasonable  costs incurred in connection  with nominating one or more candidates in a contested election where the following apply:

o    The  election  of fewer than 50 percent of the  directors  to be elected is contested in the election;

o    One or more of the dissident's candidates is elected;

o    Shareholders are not permitted to cumulate their votes for directors; and

o    The election occurred,  and the expenses were incurred,  after the adoption of this bylaw.

4.   TAKEOVER DEFENSES

Poison Pills

Vote FOR  shareholder  proposals  requesting  that the company submit its poison pill  to a  shareholder  vote  or  redeem  it  UNLESS  the  company  has:  (1) A shareholder  approved  poison  pill in place;  or (2) The  company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o    Shareholders have approved the adoption of the plan; or

o    The board,  in its exercise of its fiduciary  responsibilities,  determines that it is in the best interest of shareholders  under the circumstances to adopt a pill without the delay that would  result from seeking  stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire.  If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR  shareholder  proposals  calling  for poison  pills to be put to a vote within a year after  adoption.  If the company has no  non-shareholder  approved poison  pill in place and has  adopted  a policy  with the  provisions  outlined above, vote AGAINST the proposal.  If these conditions are not met, vote FOR the proposal,  but with the caveat that a vote within 12 months would be  considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification,  focusing on the features of the shareholder  rights plan. Rights plans should contain the following attributes:

o    No lower than a 20 percent trigger, flip-in or flip-over;

o    A term of no more than three years;

o    No  dead-hand,  slow-hand,  no-hand,  or similar  feature  that  limits the ability of a future board to redeem the pill;

o    Shareholder  redemption  feature  (qualifying  offer clause);  if the board refuses to redeem the pill 90 days after a qualifying  offer is  announced,
     10  percent of the  shares  may call a special  meeting,  or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to call special  meetings.  Vote FOR proposals that remove  restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST  proposals to require a  supermajority  shareholder  vote. Vote FOR proposals to lower supermajority vote requirements.

5.   MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and  acquisitions,  review and evaluate the merits and  drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion may provide an initial starting point for assessing valuation reasonableness,  emphasis is placed on the offer premium, market reaction and strategic rationale.

o    Market  reaction - How has the market  responded  to the  proposed  deal? A negative market reaction should cause closer scrutiny of a deal.

o    Strategic rationale - Does the deal make sense strategically? From where is the  value  derived?  Cost  and  revenue  synergies  should  not be  overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable  track  record of  successful  integration  of  historical acquisitions.

o    Negotiations and process - Were the terms of the transaction  negotiated at arm's-length?  Was the process fair and equitable?  A fair process helps to ensure the best price for shareholders.  Significant negotiation "wins" can also  signify the deal makers'  competency.  The  comprehensiveness  of the sales process (e.g.,  full auction,  partial auction,  no auction) can also affect shareholder value.

o    Conflicts  of  interest  - Are  insiders  benefiting  from the  transaction
     disproportionately   and   inappropriately   as  compared  to   non-insider
     shareholders?  As the result of  potential  conflicts,  the  directors  and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.  Consider whether these interests may have  influenced  these  directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading  indicator of the true value transfer from shareholders to insiders.  Where such figure appears to be excessive,  analyze the underlying  assumptions  to determine  whether a potential conflict exists.

o    Governance  - Will the combined  company have a better or worse  governance profile than the current  governance  profiles of the respective parties to the transaction?  If the governance profile is to change for the worse, the burden is on the  company to prove that other  issues  (such as  valuation)
     outweigh any deterioration in governance.

6.   STATE OF INCORPORATION

Reincorporation Proposals

Vote  CASE-BY-CASE  on proposals to change a company's  state of  incorporation, taking into  consideration  both  financial and corporate  governance  concerns, including:

o    The reasons for reincorporating;

o    A comparison of the governance provisions;

o    Comparative economic benefits; and

o    A comparison of the jurisdictional laws.

7. CAPITAL STRUCTURE

Common Stock Authorization

Vote  CASE-BY-CASE on proposals to increase the number of shares of common stock authorized  for issuance  using a model  developed by ISS. Vote FOR proposals to approve  increases beyond the allowable  increase when a company's shares are in danger of being  delisted or if a company's  ability to continue to operate as a going concern is uncertain.

In  addition,  for  capital  requests  less than or equal to 300  percent of the current  authorized  shares that  marginally  fail the calculated  allowable cap
(i.e.,  exceed the allowable cap by no more than 5 percent),  on a  CASE-BY-CASE basis, vote FOR the increase based on the company's  performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

o    Rationale;

o    Good  performance  with  respect  to peers and index on a  five-year  total shareholder return basis;

o    Absence of non-shareholder approved poison pill;

o    Reasonable equity compensation burn rate;

o    No non-shareholder approved pay plans; and

o    Absence of egregious equity compensation practices.

Dual-Class Stock

Vote  AGAINST  proposals  to create a new class of common  stock  with  superior voting  rights.  Vote AGAINST  proposals at companies  with  dual-class  capital structures  to increase  the number of  authorized  shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

o    It is  intended  for  financing  purposes  with  minimal or no  dilution to current shareholders;

o    It  is  not  designed  to  preserve  the  voting  power  of an  insider  or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of  implementing  a  non-shareholder  approved  shareholder  rights plan
(poison pill).

Preferred Stock

Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred  stock),  and AGAINST  proposals to increase the number of blank check  preferred  stock  authorized  for issuance when no shares have been issued or  reserved  for a specific  purpose.  Vote FOR  proposals  to create  "declawed"  blank check  preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Vote CASE-BY-CASE on  proposals  to increase  the number of blank  check  preferred  shares  after analyzing the number of preferred  shares  available for issue given a company's industry and performance in terms of shareholder returns.

8.   EXECUTIVE AND DIRECTOR COMPENSATION

Equity Compensation Plans

Vote  CASE-BY-CASE on equity-based  compensation  plans. Vote AGAINST the equity plan if any of the following factors apply:

o    The total cost of the company's equity plans is unreasonable;

o    The plan  expressly  permits the repricing of stock  options  without prior shareholder approval;

o    There is a disconnect between CEO pay and the company's performance;

o    The  company's  three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

o    The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote  AGAINST or WITHHOLD  from  compensation  committee  members,  the CEO, and potentially  the entire board, if the company has poor  compensation  practices.
Vote  AGAINST  equity  plans if the  plan is a  vehicle  for  poor  compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

o    Egregious  employment  contracts  (e.g.,  multi-year  guarantees for salary increases, bonuses, and equity compensation);

o    Excessive  perks (overly  generous cost and/or  reimbursement  of taxes for personal use of corporate  aircraft,  personal security systems maintenance and/or installation,  car allowances,  and/or other excessive  arrangements relative to base salary);

o    Abnormally large bonus payouts without  justifiable  performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate  explanation of the action and the link to performance);

o    Egregious  pension/SERP  (supplemental  executive  retirement plan) payouts
     (inclusion  of  additional  years of  service  not  worked  that  result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

o    New CEO with overly generous new hire package (e.g., excessive "make whole"
     provisions);

o    Excessive  severance  and/or  change-in-control  provisions:  Inclusion  of excessive change-in-control or severance payments,  especially those with a multiple in excess of 3X cash pay;

     -    Severance  paid for a  "performance  termination,"  (i.e.,  due to the executive's  failure  to  perform  job  functions  at the  appropriate level);

     -    Change-in-control   payouts   without  loss  of  job  or   substantial
          diminution of job duties (single-triggered);

     -    Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

o    Poor disclosure practices,  (unclear explanation of how the CEO is involved
     in  the  pay  setting  process,   retrospective   performance  targets  and
     methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

o    Internal pay disparity (e.g.,  excessive differential between CEO total pay and that of next highest-paid named executive officer);

o    Other excessive compensation payouts or poor pay practices at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion,  director  stock plans that set aside a relatively  small number of shares when combined with employee or executive  stock  compensation  plans will exceed the allowable cap. Vote for the plan if ALL of the following  qualitative factors  in the  board's  compensation  are  met  and  disclosed  in  the  proxy statement:

o    Director  stock  ownership  guidelines  with a minimum  of three  times the annual cash retainer.

o    Vesting schedule or mandatory holding/deferral period:

     -    A minimum  vesting  of three  years for stock  options  or  restricted stock; or

     -    Deferred stock payable at the end of a three-year deferral period.

o    Mix between cash and equity:

     -    A balanced  mix of cash and  equity,  for  example 40 percent  cash/60 percent equity or 50 percent cash/50 percent equity; or

     -    If the mix is heavier on the equity component, the vesting schedule or deferral  period  should be more  stringent,  with the  lesser of five years or the term of directorship.

o    No retirement/benefits  and perquisites provided to non-employee directors;
     and

o    Detailed disclosure  provided on cash and equity compensation  delivered to each non-employee  director for the most recent fiscal year in a table. The column  headers  for the  table may  include  the  following:  name of each non-employee  director,  annual  retainer,  board meeting  fees,  committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified  employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value;

o    Offering period is 27 months or less; and

o    The  number of shares  allocated  to the plan is 10  percent or less of the outstanding shares.

Vote AGAINST qualified  employee stock purchase plans where any of the following apply:

o    Purchase price is less than 85 percent of fair market value; or

o    Offering period is greater than 27 months; or

o    The number of shares  allocated  to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote  CASE-by-CASE  on  nonqualified  employee  stock purchase  plans.  Vote FOR nonqualified employee stock purchase plans with all the following features:

o    Broad-based  participation  (i.e.,  all  employees  of the company with the exclusion of individuals with 5 percent or more of beneficial  ownership of the company);

o    Limits on  employee  contribution,  which may be a fixed  dollar  amount or expressed as a percent of base salary;

o    Company matching contribution up to 25 percent of employee's  contribution, which is effectively a discount of 20 percent from market value;

o    No discount  on the stock  price on the date of  purchase  since there is a company matching contribution.

Vote AGAINST  nonqualified  employee  stock  purchase plans when any of the plan features do not meet the above criteria.  If the company  matching  contribution exceeds 25 percent of  employee's  contribution,  evaluate  the cost of the plan against its allowable cap.

Options Backdating

In cases where a company  has  practiced  options  backdating,  vote  AGAINST or
WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable  options practices or from current  compensation  committee members who fail to  respond to the issue  proactively,  depending  on several  factors, including, but not limited to:

o    Reason  and  motive  for the  options  backdating  issue  (inadvertent  vs.
     deliberate grant date changes);

o    Length of time of options backdating;

o    Size of restatement due to options backdating;

o    Corrective  actions taken by the board or compensation  committee,  such as canceling or repricing  backdated options, or recoupment of option gains on backdated grants;

o    Adoption of a grant  policy that  prohibits  backdating,  and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management  proposals seeking approval to  exchange/reprice options, considering:

o    Historic trading  patterns--the  stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

o    Rationale  for  the   re-pricing--was   the  stock  price  decline   beyond
     management's control?

o    Is this a value-for-value exchange?

o    Are surrendered stock options added back to the plan reserve?

o    Option  vesting--does  the  new  option  vest  immediately  or is  there  a black-out period?

o    Term of the option--the term should remain the same as that of the replaced option;

o    Exercise price--should be set at fair market or a premium to market;

o    Participants--executive officers and directors should be excluded.

If the surrendered  options are added back to the equity plans for  re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is  choosing  to conduct an  exchange  program at this point in time.  Repricing underwater  options after a recent precipitous drop in the company's stock price demonstrates  poor  timing.  Repricing  after a recent  decline  in stock  price triggers additional scrutiny and a potential AGAINST vote on the proposal.  At a minimum,  the  decline  should not have  happened  within  the past year.  Also, consider the terms of the surrendered options,  such as the grant date, exercise price and vesting  schedule.  Grant dates of  surrendered  options should be far enough back (two to three years) so as not to suggest that  repricings are being done to take advantage of short-term  downward price movements.  Similarly,  the exercise price of  surrendered  options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote  CASE-by-CASE on plans that provide  participants with the option of taking all or a portion of their cash  compensation in the form of stock,  and on plans that do not provide a dollar-for-dollar  cash for stock exchange. In cases where the exchange is not dollar-for-dollar,  the request for new or additional shares for such equity  program will be considered  using the binomial  option  pricing model.  In an effort to capture the total cost of total  compensation,  ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR
non-employee   director-only  equity  plans  that  provide  a  dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD  from  compensation  committee  members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

o    Executive   officers  and   non-employee   directors   are  excluded   from
     participating;

o    Stock  options are purchased by  third-party  financial  institutions  at a
     discount  to  their  fair  value  using  option   pricing  models  such  as
     Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

o    There is a  two-year  minimum  holding  period for sale  proceeds  (cash or stock) for all participants.

Additionally,  management  should provide a clear explanation of why options are being  transferred  and  whether  the events  leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price  volatility  should  indicate  if  the  options  are  likely  to  be  back
"in-the-money" over the near term.

Vote AGAINST equity plan  proposals if the details of ongoing  Transfer of Stock
Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to  shareholders.  The specific  criteria to be  considered in evaluating these proposals include, but not limited, to the following:

o    Eligibility;
o    Vesting;
o    Bid-price;
o    Term of options;
o    Transfer  value to  third-party  financial  institution,  employees and the company.

Amendments to existing plans that allow for introduction of  transferability  of stock options should make clear that only options granted  post-amendment  shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally,  vote FOR shareholder proposals that call for non-binding shareholder ratification  of the  compensation  of the  named  executive  officers  and  the accompanying narrative disclosure of material factors provided to understand the
Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company's Utilization

Generally  vote FOR  shareholder  proposals  seeking  disclosure  regarding  the company,  board,  or compensation  committee's use of compensation  consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally,  vote FOR  shareholder  proposals  seeking  additional  disclosure of executive and director pay  information,  provided the information  requested is relevant to  shareholders'  needs,  would not put the  company at a  competitive disadvantage  relative  to its  industry,  and is not unduly  burdensome  to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation  or  otherwise  dictate  the amount or form of  compensation.  Vote
AGAINST  shareholder  proposals  requiring  director fees be paid in stock only.
Vote CASE-BY-CASE on all other  shareholder  proposals  regarding  executive and director pay, taking into account company  performance,  pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder  proposals based on a case-by-case  analysis that requests  the board  establish a  pay-for-superior  performance  standard in the company's compensation plan for senior executives.  The proposal should have the following principles:

o    Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

o    Delivers a majority of the plan's  target  long-term  compensation  through performance-vested, not simply time-vested, equity awards;

o    Provides the strategic  rationale and relative  weightings of the financial and  non-financial  performance  metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

o    Establishes  performance targets for each plan financial metric relative to the performance of the company's peer companies;

o    Limits payment under the annual and performance-vested  long-term incentive components  of the plan to when the company's  performance  on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

o    What  aspects  of the  company's  annual  and  long-term  equity  incentive programs are performance-driven?

o    If the annual and  long-term  equity  incentive  programs  are  performance driven,  are  the  performance  criteria  and  hurdle  rates  disclosed  to shareholders or are they benchmarked against a disclosed peer group?

o    Can shareholders  assess the correlation  between pay and performance based on the current disclosure?

o    What type of industry and stage of business  cycle does the company  belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder  proposal  requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based  and requesting that the board adopt and disclose  challenging performance metrics to shareholders, based on the following analytical steps:

o    First,   vote   FOR   shareholder   proposals   advocating   the   use   of
     performance-based  equity awards, such as performance contingent options or restricted  stock,  indexed options or premium-priced  options,  unless the proposal is overly  restrictive or if the company has demonstrated  that it is using a "substantial"  portion of  performance-based  awards for its top executives.  Standard stock options and  performance-accelerated  awards do not  meet  the  criteria  to be  considered  as  performance-based  awards.
     Further,  premium-priced  options  should  have a  premium  of at  least 25 percent and higher to be considered performance-based awards.

o    Second, assess the rigor of the company's performance-based equity program.
     If the bar set for the  performance-based  program  is too low based on the company's  historical  or peer  group  comparison,  generally  vote FOR the proposal.  Furthermore,  if target  performance  results in an above target payout, vote FOR the shareholder  proposal due to program's poor design. If
     the   company   does  not   disclose   the   performance   metric   of  the
     performance-based   equity  program,  vote  FOR  the  shareholder  proposal
     regardless of the outcome of the first step to the test.  In general,  vote
     FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally  vote  FOR  shareholder   proposals  calling  for  certain  principles
regarding the use of prearranged  trading plans (10b5-1  plans) for  executives.
These principles include:

o    Adoption,  amendment,  or  termination  of a 10b5-1 plan must be  disclosed within two business days in a Form 8-K;

o    Amendment  or early  termination  of a 10b5-1  plan is  allowed  only under extraordinary circumstances, as determined by the board;

o    Ninety days must elapse between  adoption or amendment of a 10b5-1 plan and initial trading under the plan;

o    Reports on Form 4 must  identify  transactions  made  pursuant  to a 10b5-1 plan;

o    An executive may not trade in company stock outside the 10b5-1 Plan.

o    Trades  under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a  CASE-BY-CASE  on proposals to recoup  unearned  incentive  bonuses or other  incentive  payments made to senior  executives if it is later  determined that fraud, misconduct, or negligence significantly contributed to a restatement
of  financial   results   that  led  to  the  awarding  of  unearned   incentive
compensation, taking into consideration:

o    If the company has adopted a formal recoupment bonus policy; or

o    If the  company  has  chronic  restatement  history or  material  financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR  shareholder  proposals  requiring that golden  parachutes or executive severance  agreements  be submitted  for  shareholder  ratification,  unless the proposal  requires  shareholder  approval  prior  to  entering  into  employment contracts.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.  An acceptable  parachute should include, but is not limited to, the following:

o    The triggering mechanism should be beyond the control of management;

o    The amount  should not exceed  three  times  base  amount  (defined  as the average annual taxable W-2 compensation  during the five years prior to the change of control);

o    Change-in-control  payments should be  double-triggered,  i.e., (1) after a change in control has taken place,  and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally  vote  FOR  shareholder  proposals  requesting  to  put  extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally  vote FOR  shareholder  proposals  requesting  to limit the  executive benefits  provided under the company's  supplemental  executive  retirement plan
(SERP) by limiting covered  compensation to a senior  executive's  annual salary and  excluding  of all  incentive  or bonus pay from the  plan's  definition  of covered compensation used to establish such benefits.

9.   CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES

Consumer Lending

Vote CASE-BY CASE on requests for reports on the  company's  lending  guidelines and procedures,  including the establishment of a board committee for oversight, taking into account:

o    Whether the company has adequately  disclosed mechanisms to prevent abusive lending practices;

o    Whether the company has  adequately  disclosed the  financial  risks of the lending products in question;

o    Whether the  company  has been  subject to  violations  of lending  laws or serious lending controversies;

o    Peer companies' policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals  requesting that companies  implement  specific price restraints on  pharmaceutical  products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote  CASE-BY-CASE  on  proposals  requesting  that the company  evaluate  their product pricing considering:

o    The existing level of disclosure on pricing policies;
o    Deviation from established industry pricing norms;
o    The  company's  existing  initiatives  to  provide  its  products  to needy consumers;
o    Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally  vote FOR proposals  requesting the company to report on its policies, initiatives/procedures,  and  oversight  mechanisms  related to toxic  materials and/or product safety in its supply chain, unless:

o    The company already discloses similar  information through existing reports or  policies  such as a supplier  code of conduct  and/or a  sustainability report;

o    The  company  has  formally  committed  to the  implementation  of a  toxic materials  and/or product safety and supply chain  reporting and monitoring program  based on industry  norms or similar  standards  within a specified time frame; and

o    The  company  has  not  been  recently  involved  in  relevant  significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic  chemicals  and/or evaluate and disclose the financial  and legal risks  associated  with  utilizing  certain  chemicals, considering:

o    Current regulations in the markets in which the company operates;

o    Recent significant  controversy,  litigation,  or fines stemming from toxic chemicals or ingredients at the company; and

o    The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions  requesting that a company disclose information on the impact of climate change on the company's operations unless:

o    The company already provides current, publicly available information on the perceived  impact  that  climate  change may have on the company as well as
     associated   policies   and   procedures   to  address  such  risks  and/or
     opportunities;

o    The  company's  level  of  disclosure  is  comparable  to  or  better  than information provided by industry peers; and

o    There are no significant fines,  penalties,  or litigation  associated with the company's environmental performance.

Greenhouse Gas Emissions

Generally  vote FOR proposals  requesting a report on  greenhouse  gas emissions from company  operations  and/or  products  unless this  information  is already publicly  disclosed or such factors are not  integral to the  company's  line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent,  significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally  vote  AGAINST  proposals  asking  the  company  to  affirm  political nonpartisanship in the workplace so long as:

o    The  company  is in  compliance  with laws  governing  corporate  political activities; and

o    The company has  procedures in place to ensure that employee  contributions to  company-sponsored  political  action  committees  (PACs)  are  strictly voluntary and not coercive.

Vote AGAINST  proposals to publish in newspapers  and public media the company's political  contributions as such publications could present  significant cost to
the  company  without  providing   commensurate  value  to  shareholders.   Vote
CASE-BY-CASE  on proposals to improve the  disclosure  of a company's  political contributions and trade association spending, considering:

o    Recent  significant  controversy  or  litigation  related to the  company's political contributions or governmental affairs; and

o    The public availability of a company policy on political  contributions and
     trade  association   spending   including   information  on  the  types  of
     organizations  supported,  the  business  rationale  for  supporting  these organizations,  and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political  contributions.
Businesses are affected by legislation  at the federal,  state,  and local level and barring  contributions  can put the company at a  competitive  disadvantage.
Vote  AGAINST  proposals  asking  for a list of company  executives,  directors, consultants,  legal counsels,  lobbyists,  or investment bankers that have prior government service and whether such service had a bearing on the business of the company.  Such a list would be  burdensome  to  prepare  without  providing  any meaningful information to shareholders.

Sustainability Reporting

Generally  vote FOR proposals  requesting  the company to report on policies and initiatives  related  to social,  economic,  and  environmental  sustainability, unless:

o    The company already discloses similar  information through existing reports or policies such as an  environment,  health,  and safety (EHS)  report;  a comprehensive code of corporate conduct; and/or a diversity report; or

o    The company has  formally  committed to the  implementation  of a reporting program based on Global Reporting  Initiative (GRI) guidelines or a similar standard within a specified time frame.

                              Non-U.S. Proxy Voting

The following is a concise summary of the Voting  Guidelines for voting non-U.S.
proxies.

1.   OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of  financial  statements  and  director and auditor  reports, unless:

o    There are concerns about the accounts  presented or audit  procedures used;
     or

o    The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals  authorizing  the board to fix auditor fees, unless:

o    There are  serious  concerns  about  the  accounts  presented  or the audit procedures used;

o    The auditors are being changed without explanation; or

o    Non-audit-related  fees are  substantial  or are  routinely  in  excess  of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive  capacity or can otherwise be considered  affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

o    There are serious  concerns  about the statutory  reports  presented or the audit procedures used;

o    Questions exist  concerning any of the statutory  auditors being appointed;
     or

o    The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

o    The dividend  payout ratio has been  consistently  below 30 percent without adequate explanation; or

o    The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST  proposals  that do not allow for a cash option  unless  management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term

Vote FOR  resolutions  to change a  company's  fiscal  term  unless a  company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below
5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote  proposals  to amend  quorum  requirements  for  shareholder  meetings on a
CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:
o    Adequate disclosure has not been provided in a timely manner;
o    There are clear concerns over questionable finances or restatements;
o    There have been questionable transactions with conflicts of interest;
o    There are any records of abuses against minority shareholder interests; or
o    The board fails to meet minimum corporate governance standards.

Vote FOR  individual  nominees  unless  there are  specific  concerns  about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST  shareholder  nominees  unless they  demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST  individual  directors if repeated  absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor  representatives  if they sit on either the audit or  compensation  committee  and are required by law to be on those  committees.
Vote AGAINST  employee  and/or labor  representatives  if they sit on either the audit  or  compensation  committee,  if they  are not  required  to be on  those committees. ISS Classification of Directors - International Policy 2008

--------------------------------------------------------------------------------
Executive Director

     o    Employee or executive of the company;

     o    Any  director  who is  classified  as a  non-executive,  but  receives salary,  fees, bonus,  and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

     o    Any director who is attested by the board to be a non-independent NED;

     o    Any  director  specifically   designated  as  a  representative  of  a
          significant shareholder of the company;

     o    Any director  who is also an employee or  executive  of a  significant shareholder of the company;

     o    Beneficial owner (direct or indirect) of at least 10% of the company's stock,  either  in  economic  terms or in voting  rights  (this may be aggregated if voting power is  distributed  among more than one member of a defined group,  e.g.,  family members who  beneficially  own less than 10%  individually,  but collectively  own more than 10%),  unless market best  practice  dictates a lower  ownership  and/or  disclosure threshold (and in other special market-specific circumstances);

     o    Government representative;

     o    Currently   provides   (or  a   relative[1]   provides)   professional
          services[2] to the company,  to an affiliate of the company,  or to an individual  officer  of the  company  or of one of its  affiliates  in excess of $10,000 per year;

     o    Represents customer,  supplier, creditor, banker, or other entity with which company maintains transactional/commercial  relationship (unless company discloses information to apply a materiality test[3]);

     o    Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

     o    Relative[1] of a current employee of the company or its affiliates;

     o    Relative[1] of a former executive of the company or its affiliates;

     o    A new  appointee  elected other than by a formal  process  through the
          General  Meeting (such as a contractual  appointment  by a substantial shareholder);

     o    Founder/co-founder/member  of  founding  family but not  currently  an employee;

     o    Former executive (5 year cooling off period);

     o    Years of service is generally  not a  determining  factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

Independent NED

     o    No  material[5]  connection,  either  directly or  indirectly,  to the company other than a board seat. Employee Representative

     o    Represents   employees  or  employee   shareholders   of  the  company
          (classified   as   "employee    representative"   but   considered   a
          non-independent NED).

Footnotes:

[1] "Relative"  follows the U.S. SEC's definition of "immediate  family members"
which covers spouses, parents, children, stepparents,  step-children,  siblings, in-laws,  and any person (other than a tenant or employee) sharing the household of any  director,  nominee  for  director,  executive  officer,  or  significant shareholder of the company.

[2]  Professional  services  can be  characterized  as  advisory  in nature  and generally include the following: investment banking/financial advisory services;
commercial banking (beyond deposit  services);  investment  services;  insurance services;  accounting/audit services;  consulting services;  marketing services;
and  legal  services.  The case of  participation  in a banking  syndicate  by a non-lead  bank should be  considered  a  transaction  (and hence  subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives  annual  payments  exceeding the greater of
$200,000 or five percent of the recipient's gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4] For example,  in continental  Europe,  directors with a tenure  exceeding 12 years will be  considered  non-independent.  In the United  Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence  classification,  "material" will be defined as a standard of relationship financial,  personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the  boardroom  in a  manner  that  would  have  a  meaningful  impact  on an individual's  ability  to satisfy  requisite  fiduciary  standards  on behalf of shareholders.
--------------------------------------------------------------------------------

Director Compensation

Vote FOR  proposals  to award cash fees to  non-executive  directors  unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive  director  compensation  proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle  compensation  for both  non-executive  and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote  AGAINST  proposals  to introduce  retirement  benefits  for  non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

o    There are serious  questions  about actions of the board or management  for the year in question; or

o    Legal action is being taken against the board by other shareholders.

Vote AGAINST  proposals to remove  approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking  indemnification  and liability  protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote  AGAINST  proposals  to alter board  structure  or size in the context of a fight for control of the company or the board.

3.   CAPITAL STRUCTURE

Share Issuance Requests

General Issuances:

Vote FOR issuance  requests with  preemptive  rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without  preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current  authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR  specific  proposals  to  increase  authorized  capital to any  amount, unless:

o    The specific purpose of the increase (such as a share-based  acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

o    The  increase  would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting  purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a
CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions  that seek to maintain or convert to a one-share,  one-vote capital structure.

Vote AGAINST  requests for the creation or  continuation  of dual-class  capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the  creation of a new class of  preferred  stock or for  issuances  of preferred  stock up to 50  percent  of issued  capital  unless  the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the  creation/issuance  of convertible  preferred  stock as long as the maximum number of common shares that could be issued upon conversion  meets ISS'
guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of  preference  shares that would carry superior voting rights to the common shares.

Vote  AGAINST  the  creation  of blank check  preferred  stock  unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.

Debt Issuance Requests

Vote  non-convertible  debt issuance  requests on a CASE-BY-CASE  basis, with or without preemptive rights.

Vote FOR the  creation/issuance  of convertible  debt instruments as long as the maximum number of common shares that could be issued upon conversion  meets ISS'
guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote  proposals  to approve the  pledging  of assets for debt on a  CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote  proposals  to  approve  increases  in a  company's  borrowing  powers on a
CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

o    Clear evidence of past abuse of the authority is available; or

o    The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR  requests  to reissue  any  repurchased  shares  unless  there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR  requests  to  capitalize  reserves  for  bonus  issues of shares or to increase par value.

4. OTHER
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis,  ISS reviews  publicly  available  information as of the date of the  report and  evaluates  the merits  and  drawbacks  of the  proposed transaction, balancing various and sometimes countervailing factors including:

o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion may provide an initial starting point for assessing valuation  reasonableness,  ISS places emphasis on the offer premium, market reaction, and strategic rationale.

o    Market  reaction - How has the market  responded  to the  proposed  deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

o    Strategic rationale - Does the deal make sense strategically? From where is the  value  derived?  Cost  and  revenue  synergies  should  not be  overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable  track  record of  successful  integration  of  historical acquisitions.

o    Conflicts  of  interest  - Are  insiders  benefiting  from the  transaction
     disproportionately   and   inappropriately   as  compared  to   non-insider
     shareholders?  ISS will  consider  whether any special  interests  may have influenced these directors and officers to support or recommend the merger.

o    Governance  - Will the combined  company have a better or worse  governance profile than the current  governance  profiles of the respective parties to the transaction?  If the governance profile is to change for the worse, the burden is on the  company to prove that other  issues  (such as  valuation)
     outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive  mandatory  takeover bid  requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas. Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR  proposals  that would improve the  company's  corporate  governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities  or result in  significant  costs being  incurred with little or no benefit.

                        THE DFA INVESTMENT TRUST COMPANY
                               (Amendment No. 37)

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.

(a)  Charter.

     (1)  Agreement and  Declaration of Trust effective as of December 27, 1993.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 5 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     November 29, 1995

     (2)  Certificate of Trust dated September 11, 1992.  Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     March 3, 1998

          (i)  Certificate  of Amendment to  Certificate  of Trust dated January
               15, 1993. Incorporated herein by reference to:
                   Filing: Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
                   File No.:        811-07436
                   Filing Date:     March 3, 1998

(b)  By-Laws.

     (1)  By-Laws.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     March 3, 1998

(c)  Instruments Defining the Rights of Security Holders.

     (1)  No specimen securities are issued on behalf of the Registrant.

     (2)  Relevant portion of Agreement and Declaration of Trust.
          See Article V
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 5 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     November 29, 1995

     (3)  Relevant portion of By-Laws.
          See Article II
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     March 3, 1998

(d)  Investment Advisory Contracts.

     (1)  Investment Management Agreements.

          (a)  Investment Management Agreement dated January 6, 1993 between the
               Registrant and Dimensional  Fund Advisors Inc.  ("DFA") on behalf of The U.S.  Small  Cap  Series  (formerly  The U.S.  6-10  Small
               Company Series).
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 14 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 3, 1998

               (i)  Addendum  Number One dated March 27, 2001 re: the reflection of the following name change:
                    *        The U.S. 6-10 Small Company Series to The U.S. Small Cap
                             Series
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      September 7, 2001

          (b)  Amended  and  Restated  Investment   Management  Agreement  dated
               December 1, 1995 between the  Registrant and DFA on behalf of The
               U.S. Large Company Series.

               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 31 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 29, 2004

          (c)  Investment Management Agreement dated January 6, 1993 between the
               Registrant  and DFA on behalf of The DFA  One-Year  Fixed  Income
               Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 14 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 3, 1998

          (d)  Investment Management Agreement dated January 6, 1993 between the
               Registrant  and DFA on behalf of The U.S.  Large Cap Value Series
               (formerly The U.S. Large Cap High Book to Market Series).
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 14 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 3, 1998

          (e)  Investment Management Agreement dated January 6, 1993 between the
               Registrant  and DFA on behalf of The U.S.  Small Cap Value Series
               (formerly The U.S. 6-10 Value Series and The U.S.  Small Cap High
               Book to Market Series).
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 14 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 3, 1998

               (i)  Addendum  Number One dated March 27, 2001 re: the reflection of the following name change:
               *        The U.S. 6-10 Value Series to The U.S. Small Cap Value Series
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                 Registration Statement on Form N-1A
               File No.:         811-07436
               Filing Date:      September 7, 2001

          (f)  Investment  Management  Agreement  dated December 1, 1993 between the Registrant and DFA on behalf of The DFA  International  Value
               Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 14 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 3, 1998

          (g)  Investment  Management  Agreement  dated October 18, 1996 between the Registrant and DFA on behalf of The Emerging Markets Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 14 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 3, 1998

          (h)  Investment  Management  Agreement  dated February 8, 1996 between the  Registrant  and DFA on behalf  of The  Enhanced  U.S.  Large
               Company Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 6 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     February 7, 1996

          (i)  Investment  Management  Agreement  dated February 8, 1996 between the Registrant and DFA on behalf of The DFA Two-Year Global Fixed
               Income Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 6 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     February 7, 1996

          (j)  Investment  Management Agreement dated August 7, 1996 between the
               Registrant  and  DFA on  behalf  of The  Japanese  Small  Company
               Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 7 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     August 7, 1996

          (k)  Investment  Management Agreement dated August 7, 1996 between the
               Registrant  and DFA on behalf of The United Kingdom Small Company
               Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 7 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     August 7, 1996

          (l)  Investment  Management Agreement dated August 7, 1996 between the
               Registrant  and DFA on behalf of The  Pacific  Rim Small  Company
               Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 7 to Registrant's Registration
                                Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     August 7, 1996

               (i)  Addendum   Number  One  dated   October  21,  2005  re:  the
                    reflection of the following name change:
                    *        The Pacific Rim Small Company Series to The Asia Pacific
                             Small Company Series
                    Incorporated herein by reference to:
                    Filing:          Post-Effective Amendment No. 34 to the Registrant's
                                     Registration Statement on Form N-1A
                    File No.:        811-07436
                    Filing Date:     March 30, 2006

          (m)  Investment  Management Agreement dated August 7, 1996 between the
               Registrant  and DFA on behalf of The  Continental  Small  Company
               Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 7 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     August 7, 1996

          (n)  Investment  Management  Agreement  dated October 18, 1996 between the  Registrant  and DFA on behalf of The Emerging  Markets Small
               Cap Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 14 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 3, 1998

          (o)  Investment  Management  Agreement dated November 28, 1997 between the  Registrant  and DFA on behalf of The U.S.  Micro Cap  Series
               (formerly The U.S. 9-10 Small Company Series).
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 12 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     November 28, 1997

               (i)  Addendum  Number One dated March 27, 2001 re: the reflection of the following name change:
                    *        The U.S. 9-10 Small Company Series to The U.S. Micro Cap
                             Series
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      September 7, 2001

          (p)  Investment  Management  Agreement dated November 28, 1997 between the  Registrant  and DFA on  behalf  of The  U.S.  Small XM Value
               Series (formerly The U.S. 4-10 Value Series).
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 12 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     November 28, 1997

               (i)  Addendum  Number One dated March 27, 2001 re: the reflection of the following name change:
                    *        The U.S. 4-10 Value Series to The U.S. Small XM Value Series
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      September 7, 2001

          (q)  Investment  Management  Agreement  dated December 7, 1998 between the  Registrant  and  DFA  on  behalf  of  the  Tax-Managed  U.S.
               Marketwide Value Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 31 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 29, 2004

          (r)  Investment  Management  Agreement dated July 26, 2001 between the
               Registrant  and DFA on  behalf  of The  Tax-Managed  U.S.  Equity
               Series (formerly The Tax-Managed U.S. Marketwide Series).
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 26 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     September 7, 2001

               (i)  Form of  Addendum  Number  One  re:  the  reflection  of the following name change:
                    *        The Tax-Managed U.S. Marketwide Series to The Tax-Managed
                             U.S. Equity Series
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      September 7, 2001

          (s)  Form of Investment  Management  Agreement  between the Registrant and DFA on behalf of The Canadian Small Company Series.
               Incorporated herein by reference to:
               Filing: Post-Effective Amendment No. 36 to the Registrant's Registration
               Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     March 30, 2007

     (2)  Sub-Advisory Agreements.

          (a)  Sub-Advisory  Agreement among the  Registrant,  DFA and Australia
               Pty Ltd.  ("DFA-Australia") dated August 7, 1996 on behalf of The
               Japanese Small Company Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 7 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     August 7, 1996

          (b)  Sub-Advisory Agreement among the Registrant,  DFA and Dimensional
               Fund Advisors Ltd. ("DFAL") dated August 7, 1996 on behalf of The
               United Kingdom Small Company Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 7 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     August 7, 1996

          (c)  Sub-Advisory   Agreement   among   the   Registrant,    DFA   and
               DFA-Australia  dated  August 7, 1996 on behalf of The Pacific Rim
               Small Company Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 7 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     August 7, 1996

               (i)  Amendment   Number  Two  dated  October  21,  2005  re:  the
                    reflection of the following name change:
                    *    The Pacific Rim Small Company Series to The Asia Pacific
                         Small Company Series
                    Incorporated herein by reference to:
                    Filing:       Post-Effective Amendment No. 34 to the Registrant's
                                  Registration Statement on Form N-1A
                    File No.:     811-07436
                    Filing Date:  March 30, 2006

          (d)  Sub-Advisory  Agreement among the Registrant,  DFA and DFAL dated
               August 7, 1996 on behalf of The Continental Small Company Series.
               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 7 to the Registrant's
                                Registration Statement on Form N-1A
               File No.:        811-07436
               Filing Date:     August 7, 1996

          (e)  Form of Consulting  Services  Agreement between  Dimensional Fund
               Advisors Inc. and Dimensional  Fund Advisors Ltd. dated September
               13, 1999 on behalf of:

               THE DFA INVESTMENT TRUST COMPANY
               * DFA International Value Series
               * Emerging Markets Small Cap Series
               * Emerging Markets Series
               * Tax-Managed U.S. Marketwide Value Series

               DFA INVESTMENT DIMENSIONS GROUP INC.
               * DFA International Small Cap Value Portfolio
               * VA International Value Portfolio
               * Large Cap International Portfolio
               * Tax-Managed DFA International Value Portfolio

               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 16 to the Registrant's
                                Registration Statement on Form N-1A
               File No:         811-07436
               Filing Date:     December 8, 1998

          (f)  Form of Consulting  Services  Agreement between  Dimensional Fund
               Advisors Inc. and DFA Australia Ltd. on behalf of:

               THE DFA INVESTMENT TRUST COMPANY
               * DFA International Value Series
               * Emerging Markets Small Cap Series
               * Emerging Markets Series
               * Tax-Managed U.S. Marketwide Value Series

               DFA INVESTMENT DIMENSIONS GROUP INC.
               * DFA International Small Cap Value Portfolio
               * VA International Value Portfolio
               * Large Cap International Portfolio
               * Tax-Managed DFA International Value Portfolio; and

               DIMENSIONAL EMERGING MARKETS VALUE FUND, INC.

               Incorporated herein by reference to:
               Filing:          Post-Effective Amendment No. 16 to the Registrant's
                                Registration Statement on Form N-1A
               File No:         811-07436
               Filing Date:     December 8, 1998

(e)  Underwriting Contracts.
     Amended and Restated Distribution Agreement dated December 19, 2003 between the Registrant and
     DFA Securities Inc.
     Incorporated herein by reference to:
     Filing:  Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A
     File No.:         811-07436
     Filing Date:      March 29, 2004

(f)  Bonus or Profit Sharing Contracts.
     Not applicable.

(g)  Custodian Agreements.

     (1)  Custodian  Agreement  between the  Registrant  and PFPC Trust  Company
          ("PFPC")  (formerly PNC Bank,  N.A. and Provident  National Bank N.A.)
          dated January 15, 1993.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     March 3, 1998

          (a)  Addendum  Number One dated  December 7, 1998 between PFPC and the
               Registrant on behalf of each series of the Registrant.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 17 to the Registrant's
                                 Registration statement on Form N-1A
               File No.:         811-07436
               Filing Date:      March 24, 1999

          (b)  Addendum Number Two dated May 28, 1999 between PFPC Trust Company and the Registrant on behalf of each series of the Registrant.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 18 to the Registrant's
                                 Registration statement on Form N-1A
               File No.:         811-07436
               Filing Date:      May 28, 1999

          (c)  Addendum Number Three dated September 13, 1999 between PFPC Trust
               Company  and the  Registrant  on  behalf  of each  series  of the
               Registrant.
               Incorporated herein by reference to:
               Filing:  Post-Effective Amendment No. 31 to the Registrant's
               Registration Statement on Form N-1A
               File No.:         811-07436
               Filing Date:      March 29, 2004

          (d)  Addendum  Number  Four dated  July 27,  2000  between  PFPC Trust
               Company  and the  Registrant  on  behalf  of each  series  of the
               Registrant.
               Incorporated herein by reference to:
               Filing:  Post-Effective Amendment No. 31 to the Registrant's
               Registration Statement on Form N-1A
               File No.:         811-07436
               Filing Date:      March 29, 2004

          (e)  Addendum  Number Five dated March 27,  2001,  between  PFPC Trust
               Company  and the  Registrant  on  behalf  of each  series  of the
               Registrant re:
               the reflection of the following name changes:
               *        The U.S. 4-10 Value Series to The U.S. Small XM Value Series
               *        The U.S. 6-10 Value Series to The U.S. Small Cap Value Series
               *        The U.S. 6-10 Small Company Series to The U.S. Small Cap
                        Series
               *        The U.S. 9-10 Small Company Series to The U.S. Micro Cap
                        Series
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                 Registration Statement on Form N-1A
               File No.:         811-07436
               Filing Date:      September 7, 2001

          (f)  Addendum  Number  Six dated  July 26,  2001  between  PFPC  Trust
               Company  and the  Registrant  on  behalf  of each  series  of the
               Registrant re:
               the addition of the following Series:
               *        The Tax-Managed U.S. Marketwide Series; and
               re:  the reflection of the following name changes:
               *        The LD U.S. Large Company Series to The LD U.S. Marketwide
                        Series
               *        The HD U.S. Large Company Series to The HD U.S. Marketwide
                        Series
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                 Registration Statement on Form N-1A
               File No.:         811-07436
               Filing Date:      September 7, 2001

          (g)  Addendum Number Seven dated September 21, 2001 between PFPC Trust
               Company  and the  Registrant  on  behalf  of each  series  of the
               Registrant re: the reflection of the following name change:
               *        The Tax-Managed U.S. Marketwide Series to The Tax-Managed
                        U.S. Equity Series
               Incorporated herein by reference to:
               Filing:  Post-Effective Amendment No. 31 to the Registrant's
               Registration Statement on Form N-1A
               File No.:         811-07436
               Filing Date:      March 29, 2004

     (2)  Form of Global  Custody  Agreement  dated January 18, 1994 between the
          Registrant  and The  Chase  Manhattan  Bank,  N.A.  on  behalf  of The
          Emerging Markets Series.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     March 3, 1998

     (3)  Custodial  Services  Agreement  dated  January  13,  1998  between the
          Registrant and Citibank, N.A.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     March 3, 1998
                   (i)     Manual Transmission Authorization.
                   (ii)    Manual Transmission Procedures.

(h)  Other Material Contracts.

     (1)  Transfer   Agency   Agreement  dated  January  15,  1993  between  the
          Registrant  and  PFPC  Inc.  (formerly  known as  Provident  Financial
          Processing Corporation) ("PFPC").
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     March 3, 1998
                   (i)     Appendix A:       Authorized Persons to Give Oral and Written
                           Instructions
                   (ii)    Schedule A:       Listing of Statistical Reports

          (a)  Amendments to the Transfer Agency Agreement.

               (i)  Amendment  Number One dated  December  1, 1993  between  the
                    Registrant and PFPC on behalf of The DFA International Value
                    Series.
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 14 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      March 3, 1998

          (b)  Addendum to the Transfer Agency Agreement.

               (i)  Addendum  Number One dated December 7, 1998 between PFPC and the Registrant on behalf of each series of the Registrant.
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 17 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      March 24, 1999

               (ii) Addendum  Number Two dated May 28, 1999 between PFPC and the
                    Registrant on behalf of each series of the Registrant.
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 18 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      May 28, 1999

               (iii) Addendum Number Three dated September 13, 1999 between PFPC
                    and  the   Registrant  on  behalf  of  each  series  of  the
                    Registrant.
                    Incorporated herein by reference to:
                    Filing:  Post-Effective Amendment No. 31 to the Registrant's
                    Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      March 29, 2004

               (iv) Addendum  Number Four dated July 27, 2000  between  PFPC and the Registrant on behalf of each series of the Registrant.
                    Incorporated herein by reference to:
                    Filing:  Post-Effective Amendment No. 31 to the Registrant's
                    Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      March 29, 2004

               (v)  Addendum  Number Five dated March 27, 2001  between PFPC and the  Registrant  on behalf of each series of the  Registrant re: the reflection of the following name changes:
                    *        The U.S. 4-10 Value Series to The U.S. Small XM Value Series
                    *        The U.S. 6-10 Value Series to The U.S. Small Cap Value Series
                    *        The U.S. 6-10 Small Company Series to The U.S. Small Cap
                             Series
                    *        The U.S. 9-10 Small Company Series to The U.S. Micro Cap
                             Series
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      September 7, 2001

               (vi) Addendum Number Six dated July 26, 2001 between PFPC and the
                    Registrant  on behalf of each series of the  Registrant  re:
                    the addition of the following Series:
                    *        The Tax-Managed U.S. Marketwide Series; and
                    re:  the reflection of the following name changes:
                    *        The LD U.S. Large Company Series to The LD U.S. Marketwide
                             Series
                    *        The HD U.S. Large Company Series to The HD U.S. Marketwide
                             Series
                    Incorporated herein by reference to:
                    Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                      Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      September 7, 2001

               (vii) Addendum Number Seven dated September 21, 2001 between PFPC
                    and  the   Registrant  on  behalf  of  each  series  of  the
                    Registrant re: the reflection of the following name change:
                    *        The Tax-Managed U.S. Marketwide Series to The Tax-Managed
                             U.S. Equity Series
                    Incorporated herein by reference to:
                    Filing:  Post-Effective Amendment No. 31 to the Registrant's
                    Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      March 29, 2004

               (viii) Form of Addendum  Number  Eight dated  September  13, 2005 between PFPC and the  Registrant on behalf of each series of the  Registrant  re: the  reflection of the  following  name change:
                    *        The Pacific Rim Small Company Series to the Asia Pacific
                             Small Company Series
                    Incorporated herein by reference to:
                    Filing:  Post-Effective Amendment No. 33 to the Registrant's
                    Registration Statement on Form N-1A
                    File No.:         811-07436
                    Filing Date:      September 13, 2005

     (2)  Administration  and Accounting  Services  Agreement  dated January 15,
          1993 between the Registrant and PFPC.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 14 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     March 3, 1998

               (a)  Amendments to the  Administration  and  Accounting  Services
                    Agreement.

                    (i)  Amendment  Number One dated  December  1, 1993  between
                         PFPC  and  the   Registrant   on   behalf  of  The  DFA
                         International Value Series.

                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 14 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No.:         811-07436
                         Filing Date:      March 3, 1998

               (b)  Addenda  to  the  Administration  and  Accounting   Services
                    Agreement.

                    (i)  Addendum Number One dated December 7, 1998 between PFPC and the  Registrant  on  behalf  of each  series of the
                         Registrant.
                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 17 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No.:         811-07436
                         Filing Date:      March 24, 1999

                    (ii) Addendum Number Two dated May 28, 1999 between PFPC and
                         the   Registrant  on  behalf  of  each  series  of  the
                         Registrant.
                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 18 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No.:         811-07436
                         Filing Date:      May 28, 1999

                    (iii) Form of Addendum Number Three dated September 13, 1999 between  PFPC  and the  Registrant  on  behalf  of each
                         series of the Registrant.
                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 20 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No.:         811-07436
                         Filing Date:      September 13, 1999

                    (iv) Form of  Addendum  Number  Four  dated  July  27,  2000 between  PFPC  and the  Registrant  on  behalf  of each
                         series of the Registrant.
                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 22 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No:          811-07436
                         Filing Date:      July 27, 2000

                    (v)  Addendum  Number Five dated March 27, 2001 between PFPC and the  Registrant  on  behalf  of each  series of the
                         Registrant  re: the  reflection of the  following  name
                         changes:
                         *        The U.S. 4-10 Value Series to The U.S. Small XM Value Series
                         *        The U.S. 6-10 Value Series to The U.S. Small Cap Value Series
                         *        The U.S. 6-10 Small Company Series to The U.S. Small Cap
                                  Series
                         *        The U.S. 9-10 Small Company Series to The U.S. Micro Cap
                                  Series
                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No.:         811-07436
                         Filing Date:      September 7, 2001

                    (vi) Addendum  Number Six dated July 26, 2001  between  PFPC and the  Registrant  on  behalf  of each  series of the
                         Registrant re: the addition of the following Series:
                         *        The Tax-Managed U.S. Marketwide Series; and
                         re:  the reflection of the following name changes:
                         *        The LD U.S. Large Company Series to The LD U.S. Marketwide
                                  Series
                         *        The HD U.S. Large Company Series to The HD U.S. Marketwide
                                  Series
                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 26 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No.:         811-07436
                         Filing Date:      September 7, 2001

                    (vii) Form of Addendum Number Seven dated September 21, 2001 between  PFPC  and the  Registrant  on  behalf  of each
                         series of the  Registrant  re:  the  reflection  of the
                         following name change:
                         *        The Tax-Managed U.S. Marketwide Series to The Tax-Managed
                                  U.S. Equity Series
                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 27 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No.:         811-07436
                         Filing Date:      September 21, 2001

                    (viiii) Form of Addendum  Number Eight dated  September  13,
                            2005 between PFPC and the  Registrant on behalf of each
                            series of the  Registrant  re:  the  reflection  of the
                            following name change:
                         *        The Pacific Rim Small Company Series to the Asia Pacific
                                  Small Company Series
                         Incorporated herein by reference to:
                         Filing:           Post-Effective Amendment No. 33 to the Registrant's
                                           Registration Statement on Form N-1A
                         File No.:         811-07436
                         Filing Date:      September 13, 2005

     (3)  Administration  Agreement  dated  May  28,  1999  between  DFA and the
          Registrant  on behalf of The Global  Value  Series,  The Global  Large
          Company Series and The Global Small Company Series.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 18 to the Registrant's Registration
                           Statement on Form N-1A
          File No.:        811-07436
          Filing Date:     May 28, 1999

     (4)  Form of Amended and Restated  Expense Waiver and Assumption  Agreement
          between DFA and the  Registrant  on behalf of The Global Value Series,
          The Global Large Company Series and The Global Small Company Series.
          Incorporated herein by reference to:
          Filing:  Post-Effective Amendment No. 36 to the Registrant's Registration Statement on
          Form N-1A
          File No.:        811-07436
          Filing Date:     March 30, 2007

(i)  Legal Opinion.
     Not applicable.

(j)  Other Opinions.
     Consent of Independent Certified Public Accountants, PricewaterhouseCoopers LLP.
     ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.j.

(k)  Omitted Financial Statements.
     Not applicable.

(l)  Initial Capital Agreements.
     Not applicable.

(m)  Rule 12b-1 Plan.
     Not applicable.

(n)  Rule 18f-3 Plan.
     Not Applicable.

(o)  Power-of-Attorney.
     Power-of-Attorney dated as of March 30, 2007, appointing David G. Booth, David R. Martin,
     Catherine L. Newell, Valerie A. Brown and Jeff J. Jeon as attorneys-in-fact to David G. Booth,
     Rex A. Sinquefield, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Robert C.
     Merton, Myron S. Scholes, Abbie J. Smith and David R. Martin.
     Incorporated herein by reference to:
     Filing:  Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A
     File No.:         811-07436
     Filing Date:      March 30, 2007

(p)  Codes of Ethics.
     Code of Ethics of the Registrant, Advisor and Underwriter.
     Incorporated herein by reference to:
     Filing:  Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A
     File No.:         811-07436
     Filing Date:      March 29, 2004

Item 24.  Persons  Controlled by or under Common Control with Registrant.  If an investor  beneficially  owns more than 25% of the  outstanding  voting securities of a feeder fund that invests all of its investable  assets in a Series of the Trust,  then the feeder fund and its  corresponding
          Series may be deemed to be under the common  control of such investor.
          Accordingly,  certain feeder  portfolios of DFA Investment  Dimensions
          Group ("DFA  IDG") and  Dimensional  Investment  Group  ("DIG"),  both
          Maryland  corporations  and registered  investment  companies,  may be deemed to be under common control with their  corresponding  Series of the Trust. As of February 29, 2008, no person  beneficially owned more than 25% of the outstanding  voting  securities of a feeder  portfolio that controlled a Series of the Trust.

Item 25.  Indemnification.

          Reference  is made to Article VII of the  Registrant's  Agreement  and
          Declaration  of Trust and to  Article X of the  Registrant's  By-Laws,
          which are incorporated herein by reference.

          Pursuant to Rule 484 under the Securities Act of 1933, as amended, the
          Registrant   furnishes   the   following   undertaking:   "Insofar  as
          indemnification for liability arising under the Securities Act of 1933
          (the "Act") may be  permitted to  trustees,  officers and  controlling persons of the  Registrant  pursuant to the foregoing  provisions,  or otherwise, the Registrant has been advised that, in the opinion of the
          Securities and Exchange  Commission  such  indemnification  is against
          public   policy   as   expressed   in  the  Act  and  is,   therefore,
          unenforceable.  In the event that a claim for indemnification  against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee,  officer or  controlling  person of the
          Registrant  in  the  successful   defense  of  any  action,   suit  or
          proceeding) is asserted by such trustee, officer or controlling person in connection  with the securities  being  registered,  the Registrant will, unless in the opinion of its counsel the matter has been settled
          by   controlling   precedent,   submit  to  a  court  of   appropriate
          jurisdiction  the  question  whether  such  indemnification  by  it is against  public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26.  Business and Other Connections of Investment Adviser. Dimensional Fund
          Advisors LP, the investment  manager for the  Registrant,  is also the investment  manager for three  other  registered  open-end  investment companies,  DFA Investment Dimensions Group Inc., Dimensional Emerging
          Markets  Value Fund Inc.  and  Dimensional  Investment  Group Inc. The
          Advisor  also  serves as  sub-advisor  for  certain  other  registered
          investment   companies.   For  additional   information,   please  see
          "Management of the Trust" in PART A and "Management of the Registrant"
          in PART B of this Registration Statement. Additional information as to the Advisor and the  directors and officers of the Advisor is included in the  Advisor's  Form  ADV  filed  with  the  Commission  (File  No.
          801-16283),  which is incorporated  herein by reference and sets forth the officers and  directors of the Advisor and  information  as to any business,  profession,  vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 27. Principal Underwriters.

     (a)  DFA Securities  Inc.,  ("DFAS") is the principal  underwriter  for the
          Registrant.   DFAS  also  serves  as  principal  underwriter  for  DFA
          Investment  Dimensions Group Inc.,  Dimensional  Investment Group Inc.
          and Dimensional Emerging Markets Value Fund Inc.

     (b)  The following  table sets forth  information  as to the  Distributor's
          Directors, Officers, Partners and Control Persons:

----------------------------------------- -------------------------------- -------------------------------
                                            Positions and Offices with       Positions and Offices with
  Name and Principal Business Address               Underwriter                         Fund
----------------------------------------- -------------------------------- -------------------------------
M. Akbar Ali                              Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401
----------------------------------------- -------------------------------- -------------------------------
Darryl D. Avery                           Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401
----------------------------------------- -------------------------------- -------------------------------
Arthur H. Barlow                          Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Scott A. Bosworth                         Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Valerie A. Brown                          Vice President and Assistant     Vice President and Assistant
1299 Ocean Avenue                         Secretary                        Secretary
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
David P. Butler                           Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Patrick Carter                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Stephen A. Clark                          Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Robert P. Cornell                         Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Christopher S. Crossan                    Vice President and Chief         Vice President and Chief
1299 Ocean Avenue                         Compliance Officer               Compliance Officer
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
James L. Davis                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Robert T. Deere                           Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Robert W. Dintzner                        Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Kenneth Elmgren                           Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Richard A. Eustice                        Vice President and Assistant     Vice President and Assistant
1299 Ocean Avenue                         Secretary                        Secretary
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Eugene F. Fama, Jr.                       Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Gretchen A. Flicker                       Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Jed S. Fogdall                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Glenn S. Freed                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Mark R. Gochnour                          Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Henry F. Gray                             Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
John T. Gray                              Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Darla Hastings                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Joel H. Hefner                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Julie C. Henderson                        Vice President and Fund          Vice President and Fund
1299 Ocean Avenue                         Controller                       Controller
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Kevin B. Hight                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Christine W. Ho                           Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Jeff J. Jeon                              Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Patrick M. Keating                        Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Joseph F. Kolerich                        Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Michael F. Lane                           Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Kristina M. LaRusso                       Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Immoo Lee                                 Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Juliet H. Lee                             Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
David R. Martin                           Vice President, Chief            Vice President, Chief
1299 Ocean Avenue                         Financial Officer and Treasurer  Financial Officer and
Santa Monica, CA 90401                                                     Treasurer

----------------------------------------- -------------------------------- -------------------------------
Heather E. Mathews                        Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Catherine L. Newell                       Vice President and Secretary     Vice President and Secretary
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Gerard K. O'Reilly                        Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Carmen Palafox                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Sonya K. Park                             Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
David A. Plecha                           Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Ted Randall                               Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Eduardo A. Repetto                        Vice President and Chief         Vice President and Chief
1299 Ocean Avenue                         Investment Officer               Investment Officer
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
L. Jacobo Rodriguez                       Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
David E. Schneider                        Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Ted R. Simpson                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Bryce D. Skaff                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Grady M. Smith                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Carl G. Snyder                            Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Lawrence R. Spieth                        Vice President                   Vice President
10 South Wacker Drive
Suite 2275
Chicago, IL 60606

----------------------------------------- -------------------------------- -------------------------------
Bradley G. Steiman                        Vice President                   Vice President
Suite 910, 1055 West Hastings
Vancouver, B.C. V6E 2E9

----------------------------------------- -------------------------------- -------------------------------
Karen E. Umland                           Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Carol W. Wardlaw                          Vice President                   Vice President
10 South Wacker Drive
Suite 2275
Chicago, IL 60606

----------------------------------------- -------------------------------- -------------------------------
Weston J. Wellington                      Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Daniel M. Wheeler                         Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Ryan Wiley                                Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Paul E. Wise                              Vice President                   Vice President
1299 Ocean Avenue
Santa Monica, CA 90401

----------------------------------------- -------------------------------- -------------------------------
Dimensional Fund Advisors LP              Shareholder
1299 Ocean Avenue
Santa Monica, CA 90401
----------------------------------------- -------------------------------- -------------------------------

         (c)      Not applicable.

Item 28. Location of Accounts and Records.

The accounts and records of the Registrant  will be located at the office of the
Registrant and at additional locations, as follows:

Name                                                 Address
The DFA Investment Trust Company                     1299 Ocean Avenue
                                                     Santa Monica, CA 90401

PFPC Inc.                                            301 Bellevue Parkway
                                                     Wilmington, DE  19809

The Chase Manhattan Bank                             4 Chase MetroTech Center
                                                     Brooklyn, NY 11245

Item 29. Management Services.

     There are no  management-related  service contracts not discussed in Part A or Part B.

Item 30. Undertakings.

     (a)  The  Registrant  undertakes  to  furnish  each  person  to  whom  this
          Post-Effective  Amendment  is  delivered  a copy of its latest  annual report to shareholders, upon request and without charge.

     (b)  The  Registrant  hereby  undertakes  to  promptly  call a  meeting  of shareholders for the purpose of voting upon the question of removal of any  trustee or  trustees  when  requested  in writing to do so by the record  holders  of not less than 10 per  centum  of the  Registrant's outstanding  shares and to assist its  shareholders in accordance with the  requirements  of Section 16(c) of the  Investment  Company Act of
          1940 relating to shareholder communications.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Investment  Company Act of 1940,  as amended, the Registrant has duly caused this Post-Effective  Amendment No. 37 to its  Registration  Statement  to be  signed on its  behalf  by the  undersigned, thereunto duly authorized, in the City of Santa Monica, the State of California,
as of the 28th day of March, 2008.

             THE DFA INVESTMENT TRUST COMPANY
                              (Registrant)

             By:     /s/ Valerie A. Brown
                     Valerie A. Brown (Attorney-in-Fact to Registrant
                     pursuant to a Power of Attorney incorporated
                     herein by reference)
                     Vice President and Assistant Secretary
                      (Signature and Title)

                                  EXHIBIT INDEX

N-1A
EXHIBIT NO.     EDGAR EXHIBIT NO.              DESCRIPTION

23(j)           EX-99.j               Consent of PricewaterhouseCoopers LLP